WESTERN FIDELITY FINANCE, INC.,
                                    Depositor



                                       and



                    TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                                     Trustee






                         POOLING AND SERVICING AGREEMENT

                          Dated as of December 30, 1996








                                   $24,550,000

                    WESTERN FIDELITY RECEIVABLES TRUST 1996-A
                            PASS-THROUGH CERTIFICATES
                (Western Fidelity Automobile Receivables Program)
        Class A Certificates, Class B Certificates, Class C Certificates
                            and Class D Certificates

                  --------------------------------------------

                                TABLE OF CONTENTS
                  --------------------------------------------


                                                                            Page
                                                                            ----
                                    ARTICLE I

                                   DEFINITIONS

Section 1.01.    General Definitions.........................................  1
Section 1.02.    Calculations................................................ 25

                                   ARTICLE II

                   CONVEYANCE; THE CERTIFICATES; RECONVEYANCE

Section 2.01.    Conveyance and Acceptance by Trustee........................ 26
Section 2.02.    General..................................................... 28
Section 2.03.    Forms of Certificates....................................... 29
Section 2.04.    Distributions to Certificateholders......................... 30
Section 2.05.    Execution, Authentication, Delivery and Dating.............. 30
Section 2.06.    Temporary Certificates...................................... 31
Section 2.07.    Registration, Registration of Transfer and Exchange......... 32
Section 2.08.    Mutilated, Destroyed, Lost or Stolen Certificates........... 34
Section 2.09.    Persons Deemed Certificateholders........................... 35
Section 2.10.    Cancellation of Certificates................................ 35
Section 2.11.    Conditions to Closing....................................... 35
Section 2.12.    Book-Entry Certificates..................................... 37
Section 2.13.    Definitive Certificates..................................... 39
Section 2.14.    Reconveyance................................................ 39
Section 2.15.    Reconveyance of Nonconforming Trust Property................ 39
Section 2.16.    Funding Events.............................................. 40
Section 2.17.    Grantor Trust Provisions.................................... 43

                                   ARTICLE III

             COVENANTS; TRUST PROPERTY; REPRESENTATIONS; WARRANTIES

Section 3.01.    Performance of Obligations.................................. 43
Section 3.02.    Negative Covenants.......................................... 44
Section 3.03.    Money for Certificate Distributions......................... 45
Section 3.04.    Restriction of Depositor Activities......................... 47
Section 3.05.    Protection of Trust Property................................ 48
Section 3.06.    Opinions as to Trust Property............................... 50
ection 3.07.     Statement as to Compliance.................................. 50
Section 3.08.    Limitations on Liens........................................ 50
Section 3.09.    Recording................................................... 50
Section 3.10.    Agreements Not to Institute Bankruptcy Proceedings; Additional
                 Covenants................................................... 51
Section 3.11.    Providing of Notice......................................... 54
Section 3.12.    Representations and Warranties of the Depositor............. 54
Section 3.13.    Representations and Warranties of the Trustee............... 57

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 4.01.    Servicing Agreement......................................... 58

                                    ARTICLE V

                ACCOUNTS, COLLECTIONS, DISTRIBUTIONS OF INTEREST
                     AND PRINCIPAL, RELEASES, RESERVE FUND,
                      AND STATEMENTS TO CERTIFICATEHOLDERS

Section 5.01.    Accounts.................................................... 59
Section 5.02.    Collections................................................. 60
Section 5.03.    Application of Collections.................................. 60
Section 5.04.    Collection Account.......................................... 60
Section 5.05.    Deposit of Funds in and Transfer of Funds from the
                 Revenue Fund................................................ 61
Section 5.06.    Issuance Fund............................................... 64
Section 5.07.    Reserve Fund................................................ 65
Section 5.07A.   Capitalized Interest Account................................ 67
Section 5.08.    Use of Moneys in the Expense Account........................ 69
Section 5.09.    Use of Moneys in the Residual Interest Account.............. 69
Section 5.10.    Pre-Funding Account......................................... 70
Section 5.11.    Certificate Distributions................................... 70
Section 5.12.    Use of Moneys in the Reserve Fund........................... 71
Section 5.13.    Statements to Certificateholders; Tax Returns............... 72
Section 5.14.    Reports by Trustee.......................................... 72
Section 5.15.    Final Balances.............................................. 72
Section 5.16.    Financial Statements........................................ 73

                                   ARTICLE VI


OPTIONAL PURCHASE OF RECEIVABLES............................................. 74

                                   ARTICLE VII

                                   THE TRUSTEE

Section 7.01.    Duties of Trustee........................................... 74
Section 7.02.    Notice of Event of Insolvency or Event of Servicing Default. 77
Section 7.03.    Rights of Trustee........................................... 77
Section 7.04.    Not Responsible for Recitals, Issuance of Certificates or
                 Application of Moneys as Directed........................... 78
Section 7.05.    May Hold Certificates....................................... 78
Section 7.06.    Money Held in Trust......................................... 78
Section 7.07.    Compensation and Reimbursement.............................. 78
Section 7.08.    Eligibility; Disqualification. ............................. 80
Section 7.09.    Trustee's Capital and Surplus. ............................. 80
Section 7.10.    Resignation and Removal; Appointment of Successor........... 80
Section 7.11.    Acceptance of Appointment by Successor...................... 82
Section 7.12.    Merger, Conversion, Consolidation or Succession to Business of
                 Trustee..................................................... 82
Section 7.13.    Co-trustees and Separate Trustees........................... 83
Section 7.14.    Books and Records. ......................................... 84
Section 7.15.    Control by Certificateholders. ............................. 84
Section 7.16.    Suits for Enforcement. ..................................... 84
Section 7.17.    Certificateholder Characterization.......................... 85
Section 7.18. Documents Held by the Trustee as Custodian; Indication of Depositor Ownership; Inspection and Release of
                 Custodian Files............................................. 85

                                  ARTICLE VIII

                               EVENT OF INSOLVENCY

Section 8.01.    Event of Insolvency......................................... 87
Section 8.02.    Trustee May File Proofs of Claim. .......................... 88
Section 8.03.    Trustee May Enforce Claim Without Possession of
                 Certificates. .............................................. 88
Section 8.04.    Knowledge of Trustee........................................ 89

                                   ARTICLE IX

[RESERVED]................................................................... 89

                                    ARTICLE X

                             SUPPLEMENTAL AGREEMENTS

Section 10.01.   Supplemental Agreements Without Certificateholder Approval.. 89
Section 10.02.   Supplemental Agreements With Consent of Certificateholders.. 90
Section 10.03.   Supplemental Agreements Without Consent of
                 Certificateholders.......................................... 91
Section 10.04.   Execution of Supplemental Agreements. ...................... 91
Section 10.05.   Effect of Supplemental Agreements. ......................... 92
Section 10.06.   Reference in Certificates to Supplemental Agreements. ...... 92
Section 10.07.   Trustee To Act on Instructions. ............................ 92

                                   ARTICLE XI

[RESERVED]................................................................... 92

                                   ARTICLE XII

                                  MISCELLANEOUS

Section 12.01.   Compliance Certificates and Opinions; Furnishing of
                 Information................................................. 92
Section 12.02.   Form of Documents Delivered to Trustee...................... 93
Section 12.03.   Acts of Certificateholders.................................. 94
Section 12.04.   Notices, Etc. to Trustee and Depositor...................... 95
Section 12.05.   Notices and Reports to Certificateholders; Waiver of
                 Notices..................................................... 96
Section 12.06.   Rules by Trustee. .......................................... 96
Section 12.07.   Depositor Obligation. ...................................... 96
Section 12.08.   Enforcement of Benefits. ................................... 97
Section 12.09.   Effect of Headings and Table of Contents. .................. 97
Section 12.10.   Successors and Assigns. .................................... 97
Section 12.11.   Separability. .............................................. 97
Section 12.12.   Benefits of Agreement. ..................................... 97
Section 12.13.   Legal Holidays. ............................................ 97
Section 12.14.   Governing Law. ............................................. 97
Section 12.15.   Counterparts. .............................................. 98
Section 12.16.   Recording of Agreement. .................................... 98
Section 12.17.   Further Assurances. ........................................ 98
Section 12.18.   No Bankruptcy Petition Against the Depositor................ 98
Section 12.19.   Force Majeure............................................... 98

                                  ARTICLE XIII

                                   TERMINATION

Section 13.01.   Termination of the Trust.................................... 98
Section 13.02.   Notice......................................................100

EXHIBIT A-       Form of Class A Certificate.................................A-1
EXHIBIT B-       Form of Class B Certificate.................................B-1
EXHIBIT C-       Form of Class C Certificate.................................C-1
EXHIBIT D-       Form of Class D Certificate.................................D-1
EXHIBIT E-       Form of Transferee Agreement................................E-1
EXHIBIT F-       Notice of Funding...........................................F-1
EXHIBIT G-       Officer's Certificate.......................................G-1
EXHIBIT H-1-     Form of Receivables Characteristics (Closing Date)........H-1-1
EXHIBIT H-2-     Form of Receivables Characteristics (Funding Date)........H-2-1
EXHIBIT I-       Form of Assignment..........................................I-1

     This POOLING AND SERVICING AGREEMENT is dated and made as of December 30, 1996, between Western Fidelity Finance, Inc., a Delaware corporation, as depositor (the "Depositor"), and Texas Commerce Bank National Association, a national banking association, as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

     The Depositor has duly authorized the execution and delivery of this Agreement to provide for the issuance of four Classes of Pass-Through Certificates designated as Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates, under and pursuant to the terms of this Agreement. All covenants and agreements made by the Depositor herein are for the equal and ratable benefit and security of the holders of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates. The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged. Simultaneously with the issuance of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, the Trust is also issuing the Residual Interest.

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. General Definitions. Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     "Accelerated Reserve Fund Event" means the occurrence and continuance, as determined by the Supervisory Servicer with written notice to the Depositor and the Trustee, of one or more of the following events:

          (a) as of the Determination Date with respect to each of the three most recent consecutive Collection Periods, the average for each such period of the Aggregate Receivable Balance of Receivables included in the Trust Property for which the Scheduled Payments are 60 days or more past due for each such period divided by the Aggregate Receivable Balance with respect to such Collection Period is equal to or greater than 6.5%; provided, that an Accelerated Reserve Fund Event occurring pursuant to this clause (a) shall be deemed to have been cured if, as of the Determination Date with respect to each of any three consecutive Collection Periods following the occurrence of an Acceleration Reserve Fund Event pursuant to this clause (a), the average for each such period of Aggregate Receivable Balance of Receivables included in the Trust Property for which the Scheduled Payments are 60 days or more past due for each such Collection Period is less than 6.5%; or

          (b) as of the Determination Date with respect to each of the three most recent consecutive Collection Periods, the average for each such period of the Aggregate Receivable Balance of Receivables included in the Trust Property for which the Scheduled Payments are 60 days or more past due for each such period divided by the Aggregate Receivable Balance with respect to such Collection Period is equal to or greater than 9.0%; provided, that an Acceleration Reserve Event occurring pursuant to this clause (b) shall not be deemed to have been cured under any circumstances and, until the Aggregate Current Stated Principal Balance of the Certificates of each Class has been reduced to zero, all amounts otherwise available for distribution to the Depositor pursuant to Section 5.05(c) clause Fifteenth shall be deposited to the Reserve Fund on each Distribution Date thereafter; or

          (c) as of the Determination Date with respect to each of the three most recent consecutive Collection Periods, the average for each such period of the Realized Losses (annualized) with respect to Defaulted Receivables for each such period divided by the Aggregate Receivable Balance with respect to such Collection Period is greater than 10.00%; or

          (d) as of the Determination Date with respect to the current Collection Period, the Realized Losses (annualized) with respect to Defaulted Receivables are greater than 12.00% of the Aggregate Receivable Balance with respect to such Determination Date.

     "Accountant's Report" means a report prepared by a firm of Independent Public Accountants:

          (a) with respect to the Closing Date, indicating that such firm has reviewed, at random, the Custodian File for at least 150 Initial Receivables and that at least 90% of such Custodian Files are complete; provided, that if such review does not indicate that at least 90% of such Custodian Files are complete, such firm shall continue reviewing, at random, the Custodian File for at least 150 additional Initial Receivables until such additional review or reviews indicates such percentage of Initial Receivables reviewed is complete;

          (b) with respect to each Funding Date, indicating that such firm has reviewed the Receivables Characteristics report substantially in the form of Exhibit H-2 hereto with respect to the acquisition of Subsequent Receivables on such Funding Date and confirming that such acquisition did or did not (i) reduce the weighted average annual percentage rate of the Receivables Pool to less than 20.00% or (ii) increase the weighted average remaining term to maturity of the Receivables Pool to greater than 60 months;

          (c) with respect to each calendar month or portion thereof during the Funding Period, indicating (i) that such firm has reviewed the related files and confirming whether each Subsequent Receivable conveyed to the Trustee, on behalf of the Trust for the benefit of the Holders of the Certificates, during such portion of the Funding Period was funded by the Seller prior to or during the month of December 1996 and (ii) that such firm has reviewed, at random, the related files with respect to 15% of the Subsequent Receivables acquired during such portion of the Funding Period and that at least 90% of such Subsequent Receivables conform to the criteria set forth in the agreed-upon procedures letter between such firm and the Seller with respect to underwriting and proof that the Obligor obtained appropriate insurance on the related Financed Vehicle; provided, that if such review does not indicate that at least 90% of such Subsequent Receivables conform to such criteria, such firm shall continue reviewing, at random, the related files with respect to an additional 15% of Subsequent Receivables acquired during such portion of the Funding Period until such additional review or reviews indicates such percentage of such Subsequent Receivables conform to the specified criteria; and

          (d) with respect to the final Funding Date, indicating that such firm has reviewed 100% of the Subsequent Receivables and identifying each Subsequent Receivable for which the first Scheduled Payment was not made prior to the sale of such Subsequent Receivable by the Seller to the Depositor and the conveyance of such Subsequent Receivable by the Depositor to the Trustee, in trust, on a Funding Date.

     "Accounts" has the meaning specified in Section 5.01 hereof.

     "Act" has the meaning specified in Section 12.03 hereof.

     "Actual Payment" means, with respect to a Collection Period and a Receivable, all Scheduled Payments and prepayments received from or on behalf of an Obligor with respect to such Receivable and deposited into the Collection Account during such Collection Period. An Actual Payment does not include Repurchase Prices.

     "Administrative Expenses" means the fees and expenses payable to the Rating Agency and other fees, expenses or administrative costs related to the Trust Property (other than fees and expenses of the Trustee, the Supervisory Servicer and the Servicer), payable pursuant to this Agreement or the Servicing Agreement, as certified by the Servicer.

     "Affiliate" of any specified Person means any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent Member" means a member of, or participant in, the Securities Depository.

     "Agreement" or "this Agreement" means this Agreement as of the date hereof, as supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof. All references in this Agreement to designated "Sections," "Subsections" and other subdivisions are to the designated Sections, Subsections and other subdivisions of this Agreement. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, Subsection or other subdivision.

     "Aggregate Current Stated Principal Balance" means, with respect to the Certificates of any Class, the aggregate of the Current Stated Principal
Balances of all Outstanding Certificates of that Class at the time of determination.

     "Aggregate Receivable Balance" means, with respect to any date of determination, the sum of the outstanding Receivable Balance of all the Receivables which are then conveyed from time to time to the Trustee pursuant to the terms of this Agreement.

     "Amount Financed" means, with respect to a Receivable, the contract amount of the Receivable applied toward the purchase price of the Financed Vehicle and any related costs, including add-ons, credit life insurance premiums, warranty costs and taxes.

     "Annual Percentage Rate" or "APR" means, with respect to a Receivable,  the
annual  rate  of  finance  charges  stated  in  the  Contract   evidencing  such
Receivable.

     "Authorized Officer" means, with respect to any Person, the Chairman, Co-Chairman or Vice Chairman of the Board of Directors, the President, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or any other authorized officer of the Person who is authorized to act for the Person and whose name appears on a list of such authorized officers furnished by the Person to the Trustee (containing the specimen signature of such officers), as such list may be amended or supplemented from time to time.

     "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banking institutions in Denver, Colorado or Houston, Texas, or in the city in which the principal trust office of the Trustee is located, are authorized or obligated by law or executive order to be closed.

     "Capitalized Interest Account" means the account by that name established pursuant to Section 5.07A hereof.

     "Capitalized Interest Amount" means $150,000.

     "Capitalized Interest Property" has the meaning set forth in Section 5.07A(b) hereof.

     "Certificate" or "Certificates" means the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates, unless the context otherwise requires. The term "Certificates" specifically does not include the Residual Interest. Unless the context otherwise requires or a class designation is specified, a "Certificate" or the "Certificates" refers to all Classes thereof.

     "Certificate Account" means the account by that name established pursuant to Section 5.01 hereof.

     "Certificate Register" and "Certificate Registrar" have the meanings specified in Section 2.07.

     "Certificateholder" means the Person in whose name a Certificate is registered in the Certificate Register.

     "Certificateholder Approval" means, unless expressly provided to the contrary, the approval or consent by the Certificateholders of not less than sixty-six and two-thirds percent (66-2/3%) of the Aggregate Current Stated Principal Balance of the Outstanding Certificates of each Class.

     "Class" means all of the Certificates having the same Final Scheduled Distribution Date, interest rate and priority of distributions, designated as Class A Certificates, Class B Certificates, Class C Certificates or Class D Certificates, as the case may be.

     "Class A Carryover Interest" means, with respect to any Distribution Date, the difference, if any, between (a) the aggregate amount of Class A Certificate Interest due on all prior Distribution Dates and (b) the aggregate amount of Class A Certificate Interest (from whatever source) actually distributed to Class A Certificateholders on all prior Distribution Dates, plus interest on any shortfall in the distribution of interest on a prior Distribution Date at the Class A Pass-Through Rate from the Distribution Date on which such shortfall occurred through the Distribution Date of such calculation.

     "Class A Certificate Interest" means, (a) with respect to the initial Distribution Date, the product of (i) 1/360 of the Class A Pass-Through Rate times (ii) the number of days from the Closing Date through the Determination Date with respect to the initial Distribution Date times (iii) the Aggregate Current Stated Principal Balance of the Class A Certificates as of the Closing Date, and (b) with respect to any subsequent Distribution Date, the product of
(i) one-twelfth of the Class A Pass-Through Rate times (ii) the Aggregate Current Stated Principal Balance of the Class A Certificates outstanding as of the Determination Date with respect to such Distribution Date.

         "Class A Certificates" means the Class of Pass-through Certificates designated as Class A Certificates, issued in accordance with the provisions of this Agreement, and which is substantially in the form of Exhibit A hereto.

     "Class A Final Scheduled Distribution Date" means March 15, 2002.

     "Class A Pass-Through Rate" means 7.50% per annum.

     "Class A Percentage" means 80%.

     "Class A Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class A Principal Distribution Amount plus any outstanding Class A Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal distributed to the holders of the Class A Certificates on such Distribution Date pursuant to Sections 5.05 and 5.11.

     "Class A Principal Distribution Amount" means, with respect to any Distribution Date, the Class A Percentage of the Principal Distribution Amount.

     "Class B Carryover Interest" means, with respect to any Distribution Date, the difference, if any, between (a) the aggregate amount of Class B Certificate Interest due on all prior Distribution Dates and (b) the aggregate amount of Class B Certificate Interest (from whatever source) actually distributed to Class B Certificateholders on all prior Distribution Dates, plus interest on any shortfall in the distribution of interest on a prior Distribution Date at the Class B Pass-Through Rate from the Distribution Date on which such shortfall occurred through the Distribution Date of such calculation.

     "Class B Certificate Interest" means, (a) with respect to the initial Distribution Date, the product of (i) 1/360 of the Class B Pass-Through Rate times (ii) the number of days from the Closing Date through the Determination Date with respect to the initial Distribution Date times (iii) the Aggregate Current Stated Principal Balance of the Class B Certificates as of the Closing Date, and (b) with respect to any subsequent Distribution Date, the product of
(i) one-twelfth of the Class B Pass-Through Rate times (ii) the Aggregate Current Stated Principal Balance of the Class B Certificates outstanding as of the Determination Date with respect to such Distribution Date.

         "Class B Certificates" means the Class of Pass-Through Certificates designated as Class B Certificates, issued in accordance with the provisions of this Agreement, and which is substantially in the form of Exhibit B hereto.

     "Class B Final Scheduled Distribution Date" means March 15, 2002.

     "Class B Pass-Through Rate" means 8.50% per annum.

     "Class B Percentage" means 10%.

     "Class B Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class B Principal Distribution Amount plus any outstanding Class B Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal distributed to the holders of the Class B Certificates on such Distribution Date pursuant to Sections 5.05 and 5.11.

     "Class B Principal Distribution Amount" means, as of any Distribution Date, the Class B Percentage of the Principal Distribution Amount.

     "Class C Carryover Interest" means, with respect to any Distribution Date, the difference, if any, between (a) the aggregate amount of Class C Certificate Interest due on all prior Distribution Dates and (b) the aggregate amount of Class C Certificate Interest (from whatever source) actually distributed to Class C Certificateholders on all prior Distribution Dates, plus interest on any shortfall in the distribution of interest on a prior Distribution Date at the Class C Pass-Through Rate from the Distribution Date on which such shortfall occurred through the Distribution Date of such calculation.

     "Class C Certificate Interest" means, (a) with respect to the initial Distribution Date, the product of (i) 1/360 of the Class C Pass-Through Rate times (ii) the number of days from the Closing Date through the Determination Date with respect to the initial Distribution Date times (iii) the Aggregate Current Stated Principal Balance of the Class C Certificates as of the Closing Date, and (b) with respect to any subsequent Distribution Date, the product of
(i) one-twelfth of the Class C Pass-Through Rate times (ii) the Aggregate Current Stated Principal Balance of the Class C Certificates outstanding as of the Determination Date with respect to such Distribution Date.

     "Class C Certificates" means the Class of Pass-Through Certificates designated as Class C Certificates, issued in accordance with the provisions of this Agreement, and which is substantially in the form of Exhibit C hereto.

     "Class C Final Scheduled Distribution Date" means March 15, 2002.

     "Class C Pass-Through Rate" means 12.00% per annum.

     "Class C Percentage" means 5%.

     "Class C Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class C Principal Distribution Amount plus any outstanding Class C Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal distributed to the holders of the Class C Certificates on such Distribution Date pursuant to Sections 5.05 and 5.11.

     "Class C Principal Distribution Amount" means, as of any Distribution Date, the Class C Percentage of the Principal Distribution Amount.

     "Class D Carryover Interest" means, with respect to any Distribution Date, the difference, if any, between (a) the aggregate amount of Class D Certificate Interest due on all prior Distribution Dates and (b) the aggregate amount of Class D Certificate Interest (from whatever source) actually distributed to Class D Certificateholders on all prior Distribution Dates, plus interest on any shortfall in the distribution of interest on a prior Distribution Date at the Class D Pass-Through Rate from the Distribution Date on which such shortfall occurred through the Distribution Date of such calculation.

     "Class D Certificate Interest" means, (a) with respect to the initial Distribution Date, the product of (i) 1/360 of the Class D Pass-Through Rate times (ii) the number of days from the Closing Date through the Determination Date with respect to the initial Distribution Date times (iii) the Aggregate Current Stated Principal Balance of the Class D Certificates as of the Closing Date, and (b) with respect to any subsequent Distribution Date, the product of
(i) one-twelfth of the Class D Pass-Through Rate times (ii) the Aggregate Current Stated Principal Balance of the Class D Certificates outstanding as of the Determination Date with respect to such Distribution Date.

     "Class D Certificates" means the Class of Pass-Through Certificates designated as Class D Certificates, issued in accordance with the provisions of this Agreement, and which is substantially in the form of Exhibit D hereto.

     "Class D Final Scheduled Distribution Date" means March 15, 2002.

     "Class D Pass-Through Rate" means 15.00% per annum.

     "Class D Percentage" means 5%.

     "Class D Principal Carryover Shortfall" means, as of the close of any Distribution Date, the excess of the Class D Principal Distribution Amount plus any outstanding Class D Principal Carryover Shortfall from the preceding Distribution Date over the amount of principal distributed to the holders of the Class D Certificates on such Distribution Date pursuant to Sections 5.05 and 5.11.

     "Class D Principal Distribution Amount" means, as of any Distribution Date, the Class D Percentage of the Principal Distribution Amount.

     "Closing Date" means December 30, 1996.

     "Code" means the Internal Revenue Code of 1986, as amended, including any successor or amendatory statutes and U.S. Department of the Treasury regulations promulgated thereunder.

     "Collection  Account" means the account or accounts established pursuant to
Section 5.01 hereof with a Collection Account Depository for the deposit of all payments received with respect to the Receivables.

     "Collection Account Depository" means a national bank or banks acting as the Collection Account Depository under this Agreement, its or their successors in interest and any successors in interest pursuant to Section 5.04(a) hereof and which has a combined capital and surplus of at least $25,000,000.

     "Collection Period" means, with respect to any particular Distribution Date, the period beginning on the first day of the calendar month preceding the month of such Distribution Date and ending on the last day of such preceding calendar month; provided, that the initial Collection Period shall begin on the Closing Date and shall end on the last day of the calendar month preceding the month of initial Distribution Date.

     "Contract" means the retail financing agreement, retail installment contract and security agreement, contract and security agreement, purchase order, promissory note and security agreement, promissory note, security agreement, financing statement and disclosures, installment sale agreement or other agreement which is a form approved for use in each state of origination and which evidences the purchase of a Financed Vehicle by an Obligor from a Dealer and the financing of such purchase by such Dealer.

     "Corporate Trust Office" means the office of the Trustee at which its corporate trust business shall be administered, which office at the date of this Agreement shall be 600 Travis Street, 8th Floor, Houston, Texas 77002,
Attention: Global Trust Services - Western Fidelity 1996-A except that with respect to the presentation of Certificates for payment or for registration of transfer and exchange, such term shall also mean the office of the Trustee in the city of Dallas, Texas, which on the date hereof is 1201 Main Street, 18th Floor, Dallas, Texas 75202 and except further that with respect to the delivery of Custodian Documents and certain notices pertaining thereto such term shall also mean the office of the Custodian in the city of Houston, Texas, which on the date hereof is 801 W. Greens Rd., Suite 200, Houston, Texas 77067,
Attention: Sandy Berry, Western Fidelity 96-A (the "Custodial Address") in each case at which at any particular time its corporate agency business shall be conducted.

     "Costs of Issuance" means those costs which are directly or indirectly payable by or reimbursable by the Depositor from funds deposited into the Issuance Fund on the Closing Date and related to the authorization, issuance, sale and delivery of the Certificates, including, but not limited to, printing costs, costs of preparation and reproduction of documents, filing and recording fees, initial fees, charges and expenses of the Trustee in its capacity as such (including Trustee's acceptance fee) and as disbursing agent and registrar, its legal fees and charges (including outside counsel fees), the initial fees, charges and expenses of the Supervisory Servicer (including its acceptance fee), its legal fees and expenses (including outside counsel fees), the underwriting and private placement agent fee payable to the Placement Agent pursuant to the Placement Agreement on the Closing Date, fees and disbursements of consultants and professionals, rating agency fees and expenses, fees and charges for preparation, execution, transportation and safekeeping of Certificates, and any other cost, charge or fee in connection with the issuance of the Certificates.

     "Current Stated Principal Balance" means, with respect to any Certificate as of any date of determination, the difference between (a) the Original Stated Principal Balance of such Certificate, and (b) all prior distributions, if any, made with respect to principal on such Certificate.

     "Custodian" means the Trustee in its capacity as custodian of the Custodian Files pursuant to Section 7.18 hereof.

     "Custodian Documents" has the meaning specified in the Servicing Agreement.

     "Custodian File" has the meaning set forth in Section 2.14A of the Servicing Agreement.

     "Cutoff Date" means, with respect to the Closing Date, the close of business on December 27, 1996 and, with respect to a Funding Date, two Business Days prior to such Funding Date.

     "DCR" means Duff & Phelps Credit Rating Co., and its successor and assigns.

     "Dealer" means an automobile dealer which (a) sold a Financed Vehicle to an Obligor and (b) originated the respective Receivable which Receivable was sold by such Dealer to the Seller and is being absolutely assigned by the Seller to the Depositor pursuant to the Transfer and Assignment Agreement, and conveyed by the Depositor to the Trustee hereunder.

     "Dealer Agreement" means an agreement between the Seller, as buyer, and a Dealer, as seller, pursuant to which one or more Receivables were sold by such Dealer to the Seller.

     "Defaulted Receivable" means any Receivable as to which the first of any of the following has occurred (a) a Scheduled Payment or any portion thereof is more than 180 days delinquent, (b) the related Obligor thereof is insolvent or has sought protection under the United States Bankruptcy Code and the related Contract has been discharged, (c) 90 days have elapsed since the Servicer repossessed the related Financed Vehicle and any contractual or statutory Obligor cure period has run, (d) the related Financed Vehicle has been repossessed and sold, (e) proceeds have been received which, in the Servicer's good faith judgment, constitute the final amounts recoverable in respect of such Receivable or (f) consistent with the Servicer's customary collection policy, has been or should be written off as uncollectible.

     "Defaulted Receivable Deposit Amount" means, as of any date of calculation with respect to a Defaulted Receivable as to which no repurchase pursuant to
Section 7.02 of the Transfer and Assignment Agreement has occurred, 100% of the outstanding principal balance of the Defaulted Receivable plus accrued interest, if any, to the date of calculation.

     "Defaulted Receivable Recoveries" means those funds collected from the Obligor or otherwise on a Defaulted Receivable, including Liquidation Proceeds, but excluding Repurchase Prices and Defaulted Receivable Deposit Amounts.

     "Definitive Certificates" has the meaning specified in Section 2.13 hereof.

     "Delinquent   Receivable"  means  a  Receivable  (other  than  a  Defaulted
Receivable) as to which any Scheduled Payment remains unpaid for more than 30 days after the date on which it is due and payable.

     "Delivery" when used with respect to Reserve Fund Property means:

          (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Trustee by physical delivery to the Trustee indorsed to, or registered in the name of, the Trustee or indorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 (a)(4) of the UCC) when (i) the Trustee acquires possession of the security certificate (as defined in Section 8-102(a)(16) of the UCC); (ii) another person, other than a securities intermediary (as defined in Section 8-102(a)(14) of the UCC), either acquires possession of the security certificate on behalf of the Trustee or, having previously acquired possession of the certificate, acknowledges that it holds for the Trustee; or (iii) a securities intermediary acting on behalf of the Trustee acquires possession of the security certificate, if the certificate is in registered form and has been specially indorsed (as defined in Section 8-304(a) of the UCC) to the Trustee by an effective indorsement (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Reserve Fund Property to the Trustee (as defined herein), consistent with changes in applicable law or regulations or the interpretation thereof;

          (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such security to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a "depositary" pursuant to applicable federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Trustee of the purchase by the Trustee of such book-entry securities; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Trustee acting in its capacity under Section 5.07 and indicating that such custodian holds such Reserve Fund Property solely as agent for the Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Reserve Fund Property to the Trustee, consistent with changes in applicable law or regulations or the interpretation thereof; and

          (c) with respect to any item of Reserve Fund Property which is a financial asset (as defined in section 8-102(a)(9) of the UCC) that is not governed by clause (b) above, when the Trustee acquires a security entitlement (as defined in Section 8-102(a)(17) of the UCC) therein by reason of a securities intermediary: (i) indicating by book entry that such financial asset has been credited to the Trustee's security account (as defined in Section 8-501(a) of the UCC); (ii) receiving such financial asset for the Trustee and accepting it for credit to the Trustee's securities account; or (iii) becoming obligated under other law, regulation, or rule to credit such financial asset to the Trustee's securities account.

     "Depositor Financing Statement" means a Financing Statement naming the Trustee as the secured party/creditor and the Depositor as the debtor.

     "Depositor Order" means a written order or request signed in the name of the Depositor by an Authorized Officer and delivered to the Trustee.

     "Determination Date" means, with respect to a Distribution Date, the last day of the month immediately preceding the month of such Distribution Date.

     "Disbursing Agent" means the Trustee and any other party appointed as disbursing agent pursuant to Section 3.03 hereof.

     "Dissolution" means, with respect to the Depositor, bankruptcy, insolvency or dissolution thereof.

     "Distribution Date" means the 15th day of each month during which any of the Certificates remain Outstanding (provided, if any such date is not a Business Day, then the Distribution Date shall be the next succeeding Business
Day), beginning with the Distribution Date occurring in February 1997.

     "Eligible Account" means (a) a segregated account or accounts maintained with (i) a depository institution or trust company whose long-term unsecured debt obligations are rated at least "A" by DCR at the time of any deposit therein (or, if such obligations are, at the time of such deposit, not rated by DCR, rated "A" by Fitch, "A2" by Moody's and "A" by S & P, provided, that if such obligations are only rated by one of Fitch, Moody's or S & P, such rating shall suffice) or (ii) Texas Commerce Bank National Association, or any Affiliate thereof, as long as the long-term unsecured debt obligations of Texas Commerce Bank National Association, are rated at least "A" by DCR at the time of any deposit therein (or, if such obligations are, at the time of such deposit, not rated by DCR, rated "A" by Fitch, "A2" by Moody's and "A" by S & P, provided, that if such obligations are only rated by one of Fitch, Moody's or S & P, such rating shall suffice), or (b) a segregated trust account or accounts maintained with a federal or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

     "Eligible Investments" means any one or more of the following obligations or securities:

          (a) (i) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the United States or any agency or instrumentality of the United States, the obligations of which are backed by the full faith and credit of the United States; and (ii) direct interest-bearing obligations of, and interest-bearing obligations guaranteed as to payment of principal and interest by, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation, but only if, at the time of investment, such obligations are assigned the highest credit rating by the Rating Agency;

          (b) demand and time  deposits  in,  notes of  deposits  of, or bankers acceptances issued by, any depository institution or trust company (including the Trustee or any affiliate of the Trustee, acting in their respective commercial capacities) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) have a rating, at the time of such investment, of no less than "P-1" by Moody's or "A-1" by Standard & Poor's or, if not rated by Moody's or by Standard & Poor's the equivalent from another nationally recognized statistical rating organization;

          (c) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which have a rating of no less than "P-1" by Moody's or "A-1" by Standard & Poor's, or, if not rated by Moody's or by Standard & Poor's, the equivalent from a nationally recognized statistical rating organization at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Property to exceed ten percent (10%) of the sum of the Aggregate Current Stated Principal Balance of the Certificates and the aggregate principal amount of all Eligible Investments held as part of the Trust Property;

          (d) commercial paper (including both non-interest bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the closing date thereof) having the highest commercial paper rating from at least two of Moody's, Fitch or Standard & Poor's at the time of such investment;

          (e) notes or receipts representing ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian on behalf of the holders of such receipts;

          (f) money market mutual funds registered under the 1940 Act, having a rating, at the time of such investment, of no less than "P-1" by Moody's or "AA" by Standard & Poor's, or, if not so rated, by the equivalent from another nationally recognized statistical rating organization; and

          (g) a collective investment fund (including a fund of the Trustee) that is created pursuant to Regulation 9 of the Office of the Comptroller of the Currency and that is invested solely in one or more obligations of the types described in clauses (a) and (b) of this definition.

     Eligible Investments may be purchased by or through the Trustee or its Affiliates and may include any Eligible Investment for which the Trustee or its Affiliates provides services including, but not limited to, such services as manager, sponsor, depositor or advisor.

     "Eligible Receivable" means a Receivable meeting all of the requirements of
Section 3.02(b) of the Transfer and Assignment Agreement as of the Closing Date or Funding Date, as the case may be.

     "Eligible Servicer" means the Servicer, the Supervisory Servicer or an entity which, at the time of its appointment as Servicer, (a) is legally qualified and has the capacity to service the Receivables, (b) has demonstrated (except that, with respect to the Supervisory Servicer, the demonstration required by this clause shall not apply) the ability to professionally and competently service a portfolio of motor vehicle retail installment sale contracts in accordance with high standards of skill and care, (c) is qualified and entitled to use, and agrees to maintain the confidentiality of, the software that the Servicer uses in connection with performing its duties and responsibilities under the Servicing Agreement or obtains rights to use or develops its own software which is adequate to perform its duties and responsibilities under the Servicing Agreement and (d) has, or is wholly owned by a Person that has, a short-term rating from a nationally recognized statistical rating organization in its highest short-term rating category, such rating is otherwise implied or such servicer is otherwise acceptable to the Rating Agency in order for DCR to rate the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates "A," "BBB," "BB" and "B," respectively. The determination of the qualifications specified in subsections (a), (b) and (c) of this definition shall be made by the Depositor with Certificateholder Approval.

     "Event of Insolvency" has the meaning specified in Article VIII of this Agreement.

     "Event of Servicing Default" has the meaning specified in Article V of the Servicing Agreement.

     "Excess Receipts" means, with respect to any Distribution Date, any amounts remaining in the Revenue Fund after all other amounts therein have otherwise been paid out or disbursed on such Distribution Date pursuant to Section 5.05(c) clauses First through Fourteenth; provided, that in the event of a termination of this Agreement under Article XIII hereof, all amounts remaining after distributions under Sections 5.05(c) First through Eleventh shall be deemed Excess Receipts.

     "Expense  Account" means the account by that name  established  pursuant to
Section 5.01 hereof.

     "FDIC" means the Federal Deposit Insurance Corporation.

     "Final Recovery Determination" means a determination by the Servicer with respect to a Defaulted Receivable or the Financed Vehicle related thereto (other than a Receivable repurchased by the Seller pursuant to Section 2.15 hereof) that there has been a recovery of all payments, recoveries or Insurance Proceeds that the Servicer, in its reasonable good faith judgment, expects to be finally recoverable.

     "Final Recovery Receivable" means a Delinquent Receivable or a Defaulted Receivable as to which the Servicer has determined in accordance with its customary servicing practices, that eventual payment of Scheduled Payments is unlikely.

     "Final Scheduled Distribution Date" means, with respect to any Class, the Class A Final Scheduled Distribution Date, the Class B Final Scheduled Distribution Date, the Class C Final Scheduled Distribution Date or the Class D Final Scheduled Distribution Date, as the case may be.

     "Financed Vehicle" means a used automobile, van, minivan or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

     "Financing Statement" has the meaning set forth in Section 2.11(e) hereof.

     "Funding Date" means a day occurring not more than once per calendar week during the Funding Period and on which day Subsequent Receivables are assigned by the Seller to the Depositor and conveyed by the Depositor to the Trustee.

     "Funding Event" means, with respect to a Funding Date, the occurrence of the events required to occur in accordance with Section 2.16.

     "Funding Period" means the period beginning on the Closing Date and ending upon the earlier to occur of (a) 60 calendar days following the Closing Date,
(b) the date on which the amount on deposit in the Pre-Funding Account is reduced to $10,000 or less and (c) the date upon which an Event of Insolvency occurs.

     "Holder" means a Certificateholder and, as the context requires, the holder of the Residual Interest.

     "Independent Public Accountants" means any of (a) Arthur Andersen LLP, (b) Deloitte & Touche LLP, (c) Coopers & Lybrand LLP, (d) Ernst & Young LLP, (e) KMPG Peat Marwick LLP, (f) Price Waterhouse LLP, (g) Ehrhardt, Keefe, Steiner & Hottman, (h) any successor to any of the foregoing, or (i) any other firm approved by the Rating Agency and the Certificateholders constituting Certificateholder Approval; provided, that such firm is independent with respect to the Servicer within the meaning of the Securities Act.

     "Initial Receivables" means the Receivables assigned by the Seller to the Depositor and conveyed by the Depositor to the Trustee on the Closing Date.

     "Initial Reserve Fund Deposit" means an amount equal to 5.0% of the Aggregate Receivable Balance of the Initial Receivables, which shall be deposited by or on behalf of the Depositor into the Issuance Fund on the Closing Date.

     "Insurance Proceeds" means, with respect to a Financed Vehicle and the related Receivable, any amount received during the related Collection Period pursuant to any insurance policy required to be maintained by the Obligor pursuant to the related Receivable that covers physical damage to the Financed Vehicle (including policies procured by the Servicer on behalf of the Obligor), which shall be allocated first, to interest on and second, to the principal balance of such Receivable, all of which amounts shall be deposited to the Collection Account.

     "Issuance  Fund"  means the  account by that name  established  pursuant to
Section 5.01 hereof.

     "Lien" means any security interest, lien, charge, pledge, equity or encumbrance of any kind other than liens for taxes due and payable after the respective Cutoff Date, mechanics' liens filed after such Cutoff Date and any liens that attach after such Cutoff Date by operation of law.

     "Liquidated Receivable" means any Receivable liquidated by the Servicer through sale of the Financed Vehicle or otherwise.

     "Liquidation Proceeds" means the moneys collected from whatever source, during the respective Collection Period, on a Liquidated Receivable, including Insurance Proceeds but excluding Repurchase Prices and Defaulted Receivable Deposit Amounts, net of the sum of (i) any amounts expended by the Servicer for the account of the Obligor, and (ii) any amounts required by law to be remitted to the Obligor; such proceeds shall be applied: first, to outstanding late fees and prepayment charges allowed by applicable law; second, to interest due on the Receivable; and third, to principal due on the Receivable.

     "Majority Consent" means, with respect to the Certificates Outstanding on the date of determination, the written consent of the Holders evidencing a majority in interest of the Certificates of each Class.

     "Monthly Available Revenues" means (a) collections and payments received with respect to the Receivables and other items of Trust Property, including, without limitation, Actual Payments, Repurchase Prices, Principal Distribution Amounts and Liquidation Proceeds, representing cleared funds transferred from the Collection Account to the Revenue Fund and (b) earnings on Eligible Investments with respect to the immediately preceding Collection Period.

     "Monthly Servicer Report" means a report substantially in the form of Exhibit A-1 to the Servicing Agreement, delivered to the Trustee and others specified therein by the Servicer pursuant to the Servicing Agreement.

     "Monthly Supervisory Servicer Report" means a report substantially in the form of Exhibit B to the Servicing Agreement, delivered to the Trustee and others specified therein by the Supervisory Servicer pursuant to the Servicing Agreement.

     "Moody's" means Moody's Investors Service, Inc. and its successors and assigns.

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Nonconforming Receivable" means a Receivable with respect to which it is determined, at any time, (a) that the Seller breached one or more of the applicable representations or warranties contained in Section 3.02(b) of the Transfer and Assignment Agreement at the time of transfer by the Seller to the Depositor under the Transfer and Assignment Agreement which breach materially adversely affects such Receivable, the related Financed Vehicle, the related
Custodian File or the interest of the Certificateholders in any of the foregoing, in each case as determined by the Depositor, the Trustee or the Certificateholders constituting Certificateholder Approval, or (b) that one or more of the requirements set forth in Section 2.16 hereof with respect to the acquisition of Subsequent Receivables has not been met.

     "Obligor"   means,   with  respect  to  a  Receivable,   the  purchaser  or
co-purchasers of the Financed Vehicle and/or any other Person who owes payments under such Receivable whether as maker, co-maker, guarantor or otherwise.

     "Officer's or Officers' Certificate" means a certificate signed by an Authorized Officer or two Authorized Officers, respectively.

     "Opinion of Counsel" means a written opinion of counsel who may, except as otherwise expressly provided in this Agreement, be outside counsel for the Depositor or the Trustee and who shall be satisfactory to the Trustee.

     "Optional  Purchase  Percentage"  means  10%  of  the  Original  Receivable
Balance.

     "Original Receivable Balance" means the Aggregate Receivable Balance as of the respective Cutoff Date of the Initial Receivables plus the Receivable Balance of all Subsequent Receivables acquired on Funding Dates.

     "Original Stated Principal Balance" means the stated principal balance of any Certificate as of the Closing Date.

     "Outstanding" means, as of the date of determination, all Certificates theretofore authenticated and delivered under this Agreement except:

          (a) Certificates theretofore cancelled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

          (b) Certificates or portions thereof for whose payment money in the necessary amount has been theretofore deposited with the Trustee in trust for the Holders of such Certificates;

          (c)   Certificates   in  exchange  for  or  in  lieu  of  which  other
     Certificates of the same Class have been authenticated and delivered pursuant to this Agreement; and

          (d) Certificates alleged to have been destroyed, lost or stolen for which replacement Certificates of the same Class have been issued as provided for in Section 2.08 unless proof satisfactory to the Trustee is presented that any such Certificates are held by a bona fide purchaser;

provided, however, that in determining whether the Certificateholders of the requisite percentage of the Current Stated Principal Balance of the Outstanding Certificates of any Class have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates of such Class owned by the Seller, the Depositor or any Affiliate thereof shall be disregarded and deemed not to be Outstanding; except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates which the Trustee actually knows to be so owned shall be so disregarded. Certificates so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Trustee the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Seller, the Depositor or any Affiliate thereof.

     "Ownership Interest" means, with respect to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Certificateholder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Percentage Interest" means, with respect to any Certificate, the percentage ownership interest of such Certificate in the aggregate of amounts distributable hereunder to the related Class of Certificates. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Original Stated Principal Balance thereof divided by the aggregate Original Stated Principal Balance of the related Class.

     "Perfection UCCs" means, with respect to each Receivable and the related Trust Property, (a) the date stamped original of the filed Seller Financing Statement covering such Receivable and the related Trust Property and (b) date stamped original of filed Depositor Financing Statement covering such Receivable and the related Trust Property and (c) date stamped original of filed Termination Statements releasing the liens held by creditors of the Seller covering such Receivable and the related Trust Property, or, in the case of (c) herein, one of (i) copy of search results performed by Search Company
International, Information America or the successor or assign of either or another national search company, or (ii) copy of search results obtained through Information American Network - UCCs, Liens and Judgments or another national data base system, indicating that such Termination Statements have been filed in the UCC filing offices of the States in which the Financing Statements being terminated were originally filed.

     "Person" means any individual, corporation, partnership, joint venture, association, limited liability company, limited liability partnership, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Placement Agent" means Structured Capital Management, a division of First Southwest Company, and its successors and assigns.

     "Placement Agreement" means the Placement Agreement dated December 30, 1996 among the Depositor, the Seller and the Placement Agent.

     "Predecessor Certificates" means, with respect to any particular Certificate, every previous Certificate evidencing all or a portion of the same debt as that evidenced by such particular Certificate; and, for the purpose of this definition, any Certificate authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Certificate shall be deemed to evidence the same debt as the lost, destroyed or stolen Certificate.

     "Pre-Funding Account" means the account by that name established pursuant to Section 5.01 hereof and maintained pursuant to Section 5.10 hereof.

     "Principal Distribution Amount" means, with respect to any Distribution Date, the sum, without duplication, of: (a) the principal portion of all Scheduled Payments collected during the preceding Collection Period with respect to each Receivable that has not become a Defaulted Receivable, (b) for each Receivable that became a Defaulted Receivable during the related Collection Period, the principal portion of the Defaulted Receivable Deposit Amount (other than a Defaulted Receivable which has become a Repurchased Receivable during such period), (c) the principal portion of all prepayments received during the preceding Collection Period (including partial prepayments on the Receivables relating to rebates of extended warranty contract costs, insurance premiums and partial prepayments received for the purpose of paying down the principal amount of the Receivables); (d) the Receivable Balance of each Receivable that became a Repurchased Receivable under an obligation that arose during the preceding Collection Period; (e) the Receivable Balance of each Receivable liquidated by the Servicer during the preceding Collection Period; (f) the principal portion of Insurance Proceeds collected during the preceding Collection Period; (g) on the Distribution Date immediately following the termination of the Funding Period, the principal balance of Eligible Investments and cash remaining on deposit in the Pre-Funding Account; and (h) the Receivable Balance of all Receivables purchased by the Depositor during the preceding Collection Period in accordance with Article VI; provided, however, that in calculating the Principal Distribution Amount the following will be excluded: (i) all payments and proceeds of any Repurchased Receivables the Repurchase Amount of which has been included in the Principal Distribution Amount in a prior Collection Period and
(ii) Liquidation Proceeds attributable to principal on Liquidation Receivables included in the Principal Distribution Amount in a prior Collection Period.

     "Rating Agency" means DCR.

     "Realized Losses" means, with respect to each Receivable as to which a Final Recovery Determination has been made, an amount equal to the Receivable Balance as of the date the Receivable became a Final Recovery Receivable minus any payments, recoveries or related Insurance Proceeds allocable to the Receivable Balance after such date net of all amounts payable or reimbursable therefrom with respect to the Receivable for unpaid Servicing Fees or expenses.

     "Receivable" means the obligation of an Obligor, as evidenced by a Contract.

     "Receivable Balance" means, with respect to a Simple Interest Receivable, as of the close of business on (a) the applicable Cutoff Date, or (b) the last day of a Collection Period, the Amount Financed minus the sum of (i) the portion of all payments made by or on behalf of the related Obligor on or prior to such day and allocable to principal using the Simple Interest Method and (ii) any payment of the Repurchase Price with respect to the Simple Interest Receivable allocable to principal.

     "Receivables Purchase Price" means, with respect to any Receivable, 100% of the aggregate outstanding Receivable Balance of such Receivable as of the related Cutoff Date plus accrued interest thereon to such Cutoff Date.

     "Record Date" means, with respect to a Distribution Date, the last day of the month immediately preceding the month of such Distribution Date.

     "Refunding Event" has the meaning specified in Section 5.10(c).

     "Repurchase Price" means 100% of the outstanding Receivable Balance of the Receivable plus accrued interest, if any, to the date of repurchase.

     "Repurchased Receivable" means a Receivable released from the lien of this Agreement pursuant to Section 2.15 hereof and, if applicable, repurchased by the Seller pursuant to Section 7.02 of the Transfer and Assignment Agreement.

     "Reserve  Fund"  means the  account by that name  established  pursuant  to
Section 5.07 hereof and maintained pursuant to Section 5.12 hereof.

     "Reserve Fund Minimum" means an amount which shall be equal to $491,000 (2% of the Original stated Principal Balance of the Certificates of all Classes).

     "Reserve Fund Property" has the meaning set forth in Section 5.07(b) hereof.

     "Reserve Fund Requirement" means, with respect to the Closing Date, an amount equal to the Initial Reserve Fund Deposit. Following the Closing Date, funds specified in Section 5.05(c) clause Fourteenth shall be deposited into the Reserve Fund on each Distribution Date until the amount on deposit in the Reserve Fund shall equal 7.0% of the Aggregate Current Stated Principal Balance of the Certificates of all Classes. On and after any Distribution Date on which the amount on deposit in the Reserve Fund first equals or exceeds 7.0% of the Aggregate Current Stated Principal Balance of the Certificates of all Classes, the "Reserve Fund Requirement" shall thereafter, with respect to any Distribution Date, be an amount equal to 7.0% of the Aggregate Current Stated Principal Balance of the Certificates of all Classes; provided, however, that, all amounts otherwise available for deposit into the Residual Interest Account pursuant to Section 5.05(c) clause Fifteenth shall be deposited into the Reserve Fund on each Distribution Date related to a Collection Period during which an Accelerated Reserve Fund Event has occurred or is continuing, and thereafter, except with respect to the occurrence of an event described in clause (b) of the definition of Accelerated Reserve Fund Event, the Reserve Fund Requirement, on each Distribution Date, shall be 10% of the Aggregate Current Stated Principal Balance of the Certificates of all Classes after giving effect to the Principal Distribution Amount distributed on such Distribution Date; provided, that the Reserve Fund Requirement shall not be less than the Reserve Fund Minimum; and further, provided, however, that, except with respect to the occurrence of an event described in clause (b) of the definition of Accelerated Reserve Fund Event, in the event an Accelerated Reserve Fund Event shall be cured, the Reserve Fund Requirement shall be 7.0% of the Aggregate Current Stated Principal Balance of the Certificates of all Classes. Upon the occurrence of an event described in clause (b) of the definition of Accelerated Reserve Fund Event, the Reserve Fund Requirement shall not be subject to any maximum limitation.

     "Residual Interest" means the uncertificated interest of that name issued in connection with the issuance of the Certificates hereunder, evidencing rights to receive certain amounts, subject to prior claims, in accordance with Section
5.09 hereof to be derived from the Trust Property as more fully described herein. The Depositor shall be the owner of the Residual Interest.

     "Residual Interest Account" means the account by that name established pursuant to Section 5.01 hereof.

     "Responsible Officer" means, when used with respect to the Trustee or Supervisory Servicer, as the case may be, any officer assigned to the Corporate Trust Office (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Authorized Signer, Assistant Trust Officer any Assistant Secretary, any trust officer or any other officer of the Trustee or Supervisory Servicer, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement and the Servicing Agreement, as the case may be, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Revenue Fund" means the fund by that name established  pursuant to Section
5.01 hereof.

     "S&P" or "Standard & Poor's" means Standard & Poor's Ratings Group, a division of McGraw-Hill Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors and assigns.

     "Schedule of Receivables" means, as the context may require, (a) the schedule of Initial Receivables or Subsequent Receivables, as the case may be, assigned to the Depositor by the Seller and conveyed to the Trustee by the Depositor on the Closing Date or a Funding Date, respectively, which schedule is attached to an assignment substantially in the form of Exhibit A to the Transfer and Assignment Agreement, or (b) collectively, the schedules of all Receivables assigned to the Depositor by the Seller and conveyed to the Trustee by the Depositor as of the date of determination.

     "Scheduled Payment" means, with respect to a Simple Interest Receivable, the fixed payment required to be made by the Obligor during the respective Collection Period sufficient to amortize the Receivable Balance under the Simple Interest Method over the term of the Receivable and to provide interest at a fixed rate; provided, however, that "Scheduled Payment" does not include late fees, prepayment charges allowed by applicable law, finance charges or payments for physical damage, credit life, credit disability or mechanical repair insurance premiums whether such insurance was purchased by the Obligor or by a creditor on behalf of the Obligor; provided, further, that "Scheduled Payment" may, for purposes only of determining the existence or classification of Defaulted Receivables and Delinquent Receivables, in accordance with normal servicing procedures in the applicable jurisdiction, as determined in the sole discretion of the Servicer, mean an amount equal to no less than 90% of the fixed payment; further, provided, however, that in no event shall any such shortfalls in the fixed payment received from or on behalf of the Obligor be forgiven.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities   Depository"  means  The  Depository  Trust  Company  and  its successors and assigns or if, (a) the then Securities Depository resigns from its functions as depository of the Class A Certificates and the Class B Certificates or (b) the Depositor discontinues use of the Securities Depository pursuant to Section 2.12 of this Agreement, any other securities depository which agrees to follow the procedures required to be followed by a securities depository in connection with the Class A Certificates and the Class B Certificates and which is selected by the Depositor.

     "Seller" means Western Fidelity.

     "Seller Financing Statement" means a Financing Statement naming the Seller as the debtor/seller and the Depositor as the secured party/purchaser.

     "Servicer" means Western Fidelity as the Servicer of the Receivables or any other Eligible Servicer acting as servicer pursuant to the Servicing Agreement. Unless the context otherwise requires "Servicer" also refers to any successor Servicer appointed hereunder or pursuant to the Servicing Agreement.

     "Servicer Files" has the meaning set forth in Section 2.16 of the Servicing Agreement.

     "Servicer Receipt" means any custodial receipt, pursuant to which the Servicer acknowledges that the Servicer is holding the Custodian Files relating to the Receivables listed therein on behalf of the Trustee and the Certificateholders, as their interests may appear.

     "Servicing Agreement" means that certain Servicing Agreement dated as of the date hereof among the Depositor, the Supervisory Servicer, the Trustee and the Servicer, relating to the servicing of the Receivables.

     "Servicing  Fee"  means the fee by that name  payable to the  Servicer  for
services  rendered   determined  pursuant  to  Section  2.08  of  the  Servicing
Agreement.

     "Servicing Officer" means those officers of the Servicer involved in, or responsible for, the administration and servicing of the Receivables, as identified on the list of Servicing Officers furnished by the Servicer to the Trustee, and the Certificateholders from time to time.

     "Simple Interest Method" means the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

     "Simple Interest Receivable" means any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

     "State" means any one or more of the United States and the District of Columbia.

     "Subsequent Receivables" means the Eligible Receivables assigned by the Seller to the Depositor and conveyed by the Depositor to the Trustee on a Funding Date.

     "Successor Servicer" means that person succeeding the Servicer under and pursuant to the Servicing Agreement.

     "Successor Supervisory Servicer" means that party succeeding to the Supervisory Servicer under and pursuant to the Servicing Agreement.

     "Supervisory Servicer" means Texas Commerce Bank National Association, a national banking association, its successor or assigns, acting in the capacity of back-up servicer pursuant to the Servicing Agreement.

     "Supervisory Servicing Fee" means the fee by that name payable to the Supervisory Servicer for services rendered, determined pursuant to Section 2.08 of the Servicing Agreement.

     "Termination Statement" has the meaning set forth in Section 2.11(e) hereof.

     "Transfer" means any direct or indirect transfer or sale of any Ownership Interest in a Certificate.

     "Transfer and Assignment Agreement" means the Transfer and Assignment Agreement dated as of the date hereof by and between the Seller and the Depositor relating to the absolute assignment of Receivables by the Seller to the Depositor.

     "Transferee" means any Person who is acquiring by Transfer any Ownership Interest in a Certificate.

     "Transition Costs" means an amount necessary (i) to reimburse the successor to the Servicer or the Supervisory Servicer, as the case may be, for reasonable and accountable costs and expenses not to exceed the total amount of $100,000 on a cumulative basis incurred in connection with the transition of certain duties from the Servicer or the Supervisory Servicer, as the case may be, to a successor, and (ii) upon removal of Texas Commerce Bank National Association as Supervisory Servicer or Servicer without cause under Section 2.01(h) of the Servicing Agreement, $25,000 to Texas Commerce Bank National Association in connection with the transition of certain duties from such Supervisory Servicer or Servicer, as the case may be, to a successor.

     "Trust" means the Western Fidelity Receivables Trust 1996-A created by this Agreement, the estate of which shall consist of the Trust Property.

     "Trust Property" shall have the meaning set forth in Section 2.01(d).

     "Trustee" means Texas Commerce Bank National Association, a national banking association, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Agreement, and thereafter "Trustee" means such successor Person.

     "Trustee Fee" means the fee payable to the Trustee for services rendered in the amount of the greater of (a) 17 basis points per annum on the Aggregate Current Stated Principal Balance of the Certificates of all Classes on the first day of the applicable Collection Period, calculated and payable monthly or (b) $400 per month.

     "Trustee Receipt" means, with respect to each Custodian File, a receipt executed on behalf of the Trustee as Custodian, (a) acknowledging delivery to the Trustee, in its capacity as Custodian, of (i) the executed original counterpart of the Receivable or, in the case of no more than five percent of the initial aggregate Receivable Balance of the Receivables for which the original Receivable has been lost, a certified copy of the original Receivable;
(ii) the certificate of title with respect to the related Financed Vehicle;  and
(iii) the Perfection UCCs; or (b) stating that one or more of the foregoing documents has not been delivered to the Trustee, in its capacity as Custodian, or is defective on its face without independent investigation (that is, mutilated, damaged, defaced, incomplete, improperly dated, clearly forged or otherwise physically altered) in any material respect.

     "UCC" means the Uniform Commercial Code as adopted in the State of Colorado, and in any other state having jurisdiction over the transfer or pledge of the Receivables from the Seller to the Depositor or from the Depositor to the Trustee.

     "Vice President" means, with respect to the Seller, the Depositor, the Supervisory Servicer, the Servicer or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

     "Western Fidelity" means Western Fidelity Funding, Inc., a Colorado corporation, its successors and assigns.

     Section 1.02. Calculations. Calculations required to be made pursuant to this Agreement shall be made on the basis of information or accountings as to distributions on each Certificate furnished by the Supervisory Servicer or the Servicer. Except to the extent they are incorrect on their face, such information or accountings may be conclusively relied upon in making such calculations, but to the extent that it is later determined that any such information or accountings are incorrect, appropriate corrections or adjustments will be made.

                                   ARTICLE II

                   CONVEYANCE; THE CERTIFICATES; RECONVEYANCE

     Section 2.01. Conveyance and Acceptance by Trustee.

          (a) Upon the execution by the parties hereto, there is hereby created the Western Fidelity Receivables Trust 1996-A. The situs and administration of the Trust shall be in Houston, Texas or in such other city in which the Corporate Trust Office is located from time to time.

          (b) In consideration of the Trustee's delivery of the Certificates to or upon the order of the Depositor in an aggregate principal amount equal to $24,550,000, the Depositor does hereby irrevocably sell, assign, and otherwise convey to the Trustee, in trust for the benefit of the Certificateholders, without recourse (subject to the obligations herein):

               (i) all right, title and interest of the Depositor in and to the Initial Receivables identified on Exhibit B to the Transfer and Assignment Agreement, all moneys received thereon on and after the Cutoff Date allocable to principal, and all moneys received thereon allocable to interest accrued from and including the Cutoff Date;

               (ii) the interest of the Depositor in the security interests in the Financed Vehicles granted by the Obligors pursuant to the Initial Receivables;

               (iii) all right, title and interest of the Depositor in and to the Pre-Funding Account and the Capitalized Interest Account and all moneys and investments from time to time on deposit therein;

               (iv) the right of the Depositor to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured an Initial Receivable and have been repossessed by or on behalf of the Trustee;

               (v) the interest of the Depositor in any recourse relating to Dealer Agreements concerning the Initial Receivables;

               (vi) all right, title and interest of the Depositor in and to the Transfer and Assignment Agreement; and

               (vii) the proceeds of any and all of the foregoing.

          (c) Subject to the conditions set forth in Section 2.16 hereof, in consideration of the Trustee's delivery on the related Funding Dates to or upon the order of the Depositor of all or a portion of the balance in the Pre-Funding Account in an amount equal to the aggregate Receivables Purchase Price of the Subsequent Receivables to be acquired on any Funding Date (a portion of which shall be deposited into the Reserve Fund in accordance with Section 2.16(b)(v)(A) hereof), the Depositor shall on such Funding Date sell, transfer, assign, set over and otherwise convey to the Trustee, without recourse (subject to the obligations herein):

               (i) all right, title and interest of the Depositor in and to Subsequent Receivables and all moneys received thereon, on and after the related Cutoff Date, allocable to principal, and all moneys received thereon allocable to interest accrued from and including the related Cutoff Date;

               (ii) the interest of the Depositor in the security interests in the Financed Vehicles granted by Obligors pursuant to the Subsequent Receivables;

               (iii) the right of the Depositor to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured a Subsequent Receivable and have been repossessed by or on behalf of the Trustee;

               (iv) the interest of the Depositor in any recourse relating to Dealer Agreements concerning the Subsequent Receivables;

               (v) all right, title and interest of the Depositor in and to the Transfer and Assignment Agreement; and

               (vi) the proceeds of any and all of the foregoing.

          (d) It is the intention of the Depositor and the Trustee that the transfer and assignment of the Depositor's right, title and interest in and to the assets identified in clauses (i) through (vii) of Section 2.01(b) and clauses (i) through (vi) of Section 2.01(c) (collectively, the "Trust Property") shall constitute an absolute sale by the Depositor to the Trustee on behalf of the Trust for the benefit of the Certificateholders, and each such sale shall be evidenced by an assignment substantially in the form of Exhibit I hereto. In the event a court of competent jurisdiction were to recharacterize the transfer of the Trust Property as a secured borrowing rather than a sale, contrary to the intent of the Depositor and the Trustee, the Depositor does hereby grant, assign and convey to the Trustee and the Trust, as security for all amounts distributable to the Certificateholders, a security in and lien upon all of its right, title and interest in and to the Trust Property, including all amounts deposited to the Collection Account, the Revenue Fund, the Certificate Account and the Pre-Funding Account, said security interest to be effective from the date of execution of this Agreement.

          (e) The Trustee does hereby accept all consideration conveyed by the Depositor pursuant to Section 2.01(b) and 2.01(c), and declares that the Trustee shall hold such consideration upon the trusts herein set forth for the benefit of all present and future Certificateholders, subject to the terms and provisions of this Agreement.

          The Trustee and the Certificateholders acknowledge and agree that the Depositor is the holder of the Residual Interest and, subject to the terms and provisions of this Agreement, shall be entitled to receive all distributions of Excess Receipts.

     Section 2.02. General.

          (a) The Certificates shall be designated as Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates.

          (b) All distributions of principal of, premium, if any, and interest with respect to the Certificates shall be made only from the Trust Property, on the terms and conditions specified herein. Each Certificateholder, by its acceptance of the Certificates, agrees that, subject to the repurchase obligations of the Seller and the Depositor and the indemnification obligations provided for herein, in the Servicing Agreement and in the Transfer and Assignment Agreement, it will have recourse solely against such Trust Property and such repurchase and indemnification obligations.

          (c) All Certificates of each Class shall be substantially identical in all respects except that the Certificates of each Class may have a different pass-through rate. Except as specifically provided herein, all Certificates issued, authenticated and delivered under this Agreement shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Agreement.

          (d) The aggregate Original Stated Principal Balance of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates that may be executed by the Depositor and authenticated and delivered by the Trustee under this Agreement is limited to $19,640,000, $2,455,000, $1,227,500 and $1,227,500, respectively.

          The Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates shall be entitled to distributions of interest as provided herein at the Class A Pass-Through Rate, the Class B Pass-Through Rate, the Class C Pass-Through Rate and the Class D Pass-Through Rate, respectively. The Class A Certificates shall receive a final distribution on the Class A Final Scheduled Distribution Date, the Class B Certificates shall receive a final distribution on the Class B Final Scheduled Distribution Date, the Class C Certificates shall receive a final distribution on the Class C Final Scheduled Distribution Date, and the Class D Certificates shall receive a final distribution on the Class D Final Scheduled Distribution Date assuming that (i) scheduled interest and principal payments on each Receivable are timely received, (ii) no prepayments of principal are received with respect to any Receivable and (iii) there is no Refunding Event, Event of Insolvency or optional repurchase of the Receivables. All Certificates of the same Class shall be issued on a parity with one another, with no Certificate of any Class having any priority over any other Certificate of that same Class.

          (e) Each Certificate is issuable in the initial denomination of $100,000, and integral multiples of $5,000 in excess thereof, except that one Certificate of each Class may be issued in an additional amount equal to the remainder of the initial Aggregate Current Principal Balance of such Class on the Closing Date (expressed in terms of the principal amount thereof at the Closing Date).

          (f) The Residual Interest is hereby issued to, and shall be owned by, the Depositor. The Residual Interest shall not be entitled to any stated rate of interest, but shall represent the rights of the Depositor to receive certain residual amounts derived from the assets of the Trust Property on the terms and conditions specified herein; provided, however, that any such rights shall be wholly and completely subordinate and inferior to the rights of the Certificateholders to receive distributions of principal and interest with respect to such Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates as provided herein.

     Section 2.03. Forms of Certificates.

          (a) The Certificates of each Class shall be issuable only as registered Certificates. The initial Class A Certificates, Class B Certificates, Class C Certificates and Class D Certificates and the Trustee's certificate of authentication shall be in substantially the form set forth in Exhibit A, Exhibit B, Exhibit C and Exhibit D, respectively, to this Agreement, with such appropriate restrictive legends, insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the Depositor's judgment be necessary, appropriate or convenient to establish entitlement to an exemption from United States withholding tax or reporting requirements with respect to distributions on the Certificates, or to comply, or facilitate compliance, with other applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required by any applicable regulation (whether proposed, temporary or final) promulgated pursuant to the Code, including, without limitation, any legend required in respect of original issue discount on any
     Certificate, or as may, consistently herewith, be determined by the officers of the Depositor executing such Certificates, as evidenced by their execution thereof. Any portion of the text of any Certificate may be set forth on the reverse thereof with an appropriate reference on the face of the Certificate.

          (b) The Certificates shall be printed, typewritten, lithographed, engraved or produced by any combination of these methods on notes with or without steel engraved borders or may be produced in any other manner determined by the Depositor, all as determined by the officers of the Depositor executing such Certificates, as evidenced by their execution thereof.

     Section 2.04. Distributions to Certificateholders.

          (a) Certificateholders of each Class shall be entitled to receive distributions of interest on each Distribution Date (including any Class A Carryover Interest, Class B Carryover Interest, Class C Carryover Interest and Class D Carryover Interest, as the case may be, from prior Distribution Dates). Certificateholders of each Class shall be entitled to receive distributions of principal on Distribution Dates; provided that, to the extent provided in Sections 5.05 and 5.11, the rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates shall be and hereby are subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates; and the rights of the Class C Certificateholders to receive distributions in respect of the Class C Certificates shall be and hereby are subordinated to the rights of the Class A Certificateholders and the Class B Certificateholders to receive distributions in respect of the Class A Certificates and the Class B Certificates, respectively; and the rights of the Class D Certificates to receive distributions in respect of the Class D Certificates shall be and hereby are subordinated to the rights of the Class A Certificateholders, the Class B Certificateholders and the Class C Certificateholders to receive distributions in respect of the Class A Certificates, the Class B Certificates and the Class C Certificates, respectively. Any distribution of interest and principal distributable with respect to the Certificates on the applicable Distribution Date shall be made to the Person in whose name such Certificate is registered at the close of business on the Record Date for such Distribution Date in the manner provided in Section 5.11(b) hereof.

          (b) All reductions in the principal balance of a Certificate (or one or more Predecessor Certificates) effected by distributions of principal made on any Distribution Date shall be binding upon all Holders of such Certificate and of any Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such distribution is noted on such Certificate.

     Section 2.05. Execution, Authentication, Delivery and Dating. Unless Certificates of any Class are maintained in book-entry form pursuant to Section 2.12:

          (a) The Certificates shall be executed by the Trustee behalf of the Trust by one of its Authorized Officers. The signature of such Authorized Officers on the Certificates may be manual or facsimile. Certificates bearing the manual or facsimile signatures of any individual who was at any time an Authorized Officer of the Trustee shall bind the Trust, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of issuance of such Certificates.

          (b) At any time and from time to time after the execution and delivery of this Agreement, the Trustee, upon receipt of a Depositor Order, shall authenticate and deliver such Certificates; provided, however, that the Trustee shall not authenticate any Certificate which on its face and based upon the last information received by the Trustee from the Servicer does not comply with the provisions of this Agreement; provided, further, that the Trustee shall not authenticate the initial Certificates unless and until it shall have received the documents listed in Section 2.11 hereof.

          (c) Each Certificate authenticated and delivered by the Trustee to or upon Depositor Order on or prior to the Closing Date shall be dated the Closing Date. All other Certificates that are authenticated after the Closing Date for any other purposes under this Agreement shall be dated the date of their authentication.

          (d) Certificates issued upon transfer, exchange or replacement of other Certificates shall be issued in authorized denominations reflecting the original aggregate principal amount of the Certificates so transferred, exchanged or replaced, but shall represent only the Current Stated Principal Balance of the Certificates so transferred, exchanged or replaced. In the event that any Certificate is divided into more than one Certificate in accordance with this Article II, the Current Stated Principal Balance of such Certificate shall be proportionately divided among the Certificates delivered in exchange therefore.

          (e) No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication, substantially in the form provided for herein, executed by the Trustee by the manual signature of at least one of its authorized signatories, and such executed certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered.

     Section 2.06. Temporary Certificates. Temporary Certificates shall be issuable in any authorized denomination, and substantially in the form of the Certificates but with such omissions, insertions and variations as may be appropriate for temporary Certificates, all as may be determined by the Depositor. Every such temporary Certificate shall be executed by the Depositor and authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Certificates. Without unreasonable delay the Depositor shall execute and deliver to the Trustee definitive Certificates (other than in the case of Certificates in global form) and thereupon any or all temporary Certificates (other than any such Certificate in global form) may be surrendered in exchange therefor, at the Corporate Trust Office and the Trustee shall authenticate and deliver in exchange for such temporary Certificates an equal aggregate principal amount of definitive Certificates. Such exchange shall be made by the Depositor at its own expense and without any charge therefor. Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits and subject to the same limitations under this Agreement as definitive Certificates authenticated and delivered hereunder.

     Section 2.07. Registration, Registration of Transfer and Exchange.

          (a) Unless Certificates of any Class are maintained in book-entry form pursuant to Section 2.12, the Depositor shall cause to be kept a register (the "Certificate Register") in which the Depositor shall provide for the registration of Certificates and the registration of transfers of Certificates. The Trustee is hereby initially appointed "Certificate Registrar," and hereby accepts such appointment, for the purpose of registering Certificates and transfers of Certificates as herein provided subject to such reasonable regulations as the Trustee may prescribe. Upon any resignation of any Certificate Registrar appointed by the Depositor, the Depositor shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Certificate Registrar.

               (b)  (i)  Each  Person  who  has or who  acquires  any  Ownership
          Interest in a Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the provisions of this Section 2.07. No Ownership Interest in a Certificate may be transferred, and the Trustee and the Depositor shall not register the transfer of any Certificate, unless the proposed transferee shall have delivered to each of the Trustee and the Depositor either (i) evidence satisfactory to them that such Certificate has been registered under the Securities Act and has been registered or qualified under all applicable state securities laws to the reasonable satisfaction of the Trustee or (ii) an express agreement substantially in the form as set forth in Exhibit E (a "Transferee Agreement") by the proposed transferee to be bound by and to abide by the provisions of this Section 2.07 and the restrictions noted in the Transferee Agreement; provided, that compliance with the provisions of subparagraphs (i) and (ii) hereof shall not be required if the proposed transferee is listed in the latest available Standard & Poor's Corporation Rule 144A list of Qualified Institutional Buyers; or (iii) in the case of the original issuance and delivery of a Certificate from the Depositor to an initial purchaser, the investment letter substantially in the form of Exhibit C to the Placement Agreement shall be deemed to be a Transferee Agreement for purposes of this Agreement and the Certificates.

               (ii) The Depositor will, upon the request of the Holder of any Outstanding Certificate, provide to such Holder, and any qualified institutional buyer designated by such Holder, such financial and other information as such Holder may reasonably determine to be necessary in order to permit compliance with the information requirements of Rule 144A under the Securities Act in connection with the resale of Certificates, except at such times as the Depositor is subject to the reporting requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. For the purpose of this paragraph, the term "qualified institutional buyer" shall have the meaning specified in Rule 144A under the Securities Act.

               (iii) The Residual Interest may not be resold or transferred to any transferee except, to the reasonable satisfaction of the Trustee, to qualified institutional buyers within the meaning of Rule 144A under the Securities Act or to persons involved in the organization or operation of the Depositor or an Affiliate of such persons; provided that, no such sale or transfer shall be effective unless the Trustee shall have received an opinion of counsel in form and substance acceptable to the Trustee to the effect that such transfer, if consummated, would not cause the entity created under this Agreement to be treated as an association taxable as a corporation for federal income tax purposes.

               (iv) No transfer of a Certificate shall be made to an employee benefit plan, trust or account subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan as described in
          Section 4975(e) of the Internal Revenue Code of 1986, as amended.

          (c) Subject to the other  restrictions  contained  in this Section and
     Section 2.12, upon surrender for registration of transfer of a Certificate of any Class at the Corporate Trust Office of the Trustee, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of such Class of any authorized denominations, and of a like Original Stated Principal Balance.

          (d) Unless Certificates of any Class are maintained in book-entry form pursuant to Section 2.12, at the option of the Certificateholder, Certificates of any Class may be exchanged for other Certificates of such Class of any authorized denominations and of a like Original Stated Principal Balance upon surrender of the Certificates to be exchanged at the Corporate Trust Office of the Trustee. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

          (e) Unless Certificates of any Class are maintained in book-entry form pursuant to Section 2.12, every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed. All Certificates issued upon any registration of transfer or exchange of Certificates shall be the valid obligations of the Depositor, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Certificates surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Certificates, but the Depositor or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Certificates, other than exchanges pursuant to Section 2.08 not involving any transfer.

          (f) All Certificates of each Class shall bear the legend set forth at the top of the forms of such Certificates attached hereto as Exhibit A, Exhibit B, Exhibit C and Exhibit D.

     Section 2.08. Mutilated, Destroyed, Lost or Stolen Certificates.

          (a) If (i) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to hold each of the Depositor and the Trustee harmless, then, in the absence of actual notice to the Depositor or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Depositor shall execute, and the Trustee shall authenticate and deliver upon Depositor Order, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate or Certificates of the same tenor and Class, and Original Stated Principal Balance bearing a number not contemporaneously Outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Certificate shall have become subject to receipt of distributions in full, instead of issuing a new Certificate, the Trustee may make a distribution with respect to such Certificate without surrender thereof, except that any mutilated Certificate shall be surrendered. If, after the delivery of such new Certificate or distribution with respect to a destroyed, lost or stolen Certificate pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Certificate in lieu of which such new Certificate was issued presents for receipt of distributions such original Certificate, the Depositor and the Trustee shall be entitled to recover such new Certificate (or such distribution) from the Person to whom it was delivered or any Person taking such new Certificate from such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor or the Trustee in connection therewith.

          (b) Upon the issuance of any new Certificate under this Section, the Depositor or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

          (c) Every new Certificate issued pursuant to this Section 2.08 in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Depositor, whether or not the destroyed, lost or stolen Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

          (d) The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment with respect to mutilated, destroyed, lost or stolen Certificates.

     Section 2.09. Persons Deemed Certificateholders. Before due presentment for registration of transfer of any Certificate, the Depositor, the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate (a) on the applicable Record Date for the purpose of receiving distributions with respect to principal and interest on such Certificate and (b) on any date for all other purposes whatsoever, whether or not such Certificate be overdue, and neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee shall be affected by any notice to the contrary.

     Section 2.10. Cancellation of Certificates. All certificated Certificates surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Depositor may at any time deliver to the Trustee for cancellation any Certificate previously authenticated and delivered hereunder which the Depositor may have acquired in any manner whatsoever, and all Certificates so delivered shall be promptly cancelled by the Trustee. No Certificates shall be authenticated in lieu of or in exchange for any Certificates cancelled as provided in this Section 2.10 except as expressly permitted by this Agreement. All cancelled Certificates shall be held and disposed by the Trustee in accordance with its standard retention and disposal policy.

     Section 2.11. Conditions to Closing. The Certificates shall be executed, authenticated and delivered on the Closing Date in accordance with the terms of this Agreement, upon delivery by or on behalf of the Depository to the Trustee of the following:

          (a) a Depositor Order authorizing the execution, authentication and delivery of such Certificates by the Trustee on behalf of the Trust;

          (b) an Opinion or Opinions of Counsel addressed to the Trustee, in form and substance required by the Placement Agreement;

          (c) an Officers' Certificate of an officer of the Depositor stating that:

               (i) All representations and warranties of the Depositor contained in this Agreement, the Transfer and Assignment Agreement and the Servicing Agreement are true and correct and no defaults exist under the Transfer and Assignment Agreement or the Servicing Agreement;

               (ii) The Depositor is not in default under this Transfer and Assignment Agreement, the issuance of the Certificates and the Residual Interest will not result in any breach of any of the terms, conditions or provisions of, or constitute a material default under, a material default under, this Agreement, the organizational documents or any other constituting documents of the Depositor or any indenture, mortgage, deed of trust or other agreement or instrument to which the Depositor is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Depositor is a party or by which it or they may be bound or to which it or they may be subject, and that all conditions precedent provided in this Agreement relating to the authentication and delivery of the Certificates have been fully satisfied;

               (iii) The Depositor is the owner of all Trust Property purchased and assigned pursuant to the Transfer and Assignment Agreement and conveyed to the Trustee for the benefit of the Certificateholders as of the Closing Date free and clear of any Lien other than the Lien of this Agreement, has not assigned any interest or participation in any such Trust Property (or, if any such interest or participation has been assigned, it has been fully released), and has the right to convey all such Trust Property to the Trustee for the benefit of the Certificateholders pursuant to this Agreement; and

               (iv) the Depositor has conveyed to the Trustee for the benefit of the Certificateholders, all of its right, title, and interest in all Trust Property to be conveyed on the Closing Date free and clear of any Lien.

          (d) an Officer's Certificate dated as of the Closing Date, of an officer of the Seller stating that:

               (i) the Trust Property and files and computer records pertaining thereto have been marked to reflect the sale thereof from the Seller to the Depositor and the conveyance thereof by the Depositor to the Trustee for the benefit of the Certificateholders; and

               (ii) the originals of all documents required to be delivered to the Custodian pursuant to Section 7.18 hereof have been or will be delivered pursuant to such Section.

          (e) evidence of execution of UCC-1 Financing Statements ("Financing Statements") with respect to the Trust Property and, to the extent available, all applicable UCC termination statements ("Termination Statements") terminating the liens of creditors of the Seller and presentment of such Financing Statements and Termination Statements (which shall constitute all of the Perfection UCCs) to the proper Person for recording to perfect the Trustee's first priority security interest in such Trust Property conveyed on the Closing Date registered in the name of the Trustee or its nominee and agent (a copy of the file stamped Financing Statements and Termination Statements shall be delivered to the Custodian in accordance with Section 7.18 hereof).

          (f) an Officer's Certificate of the Depositor to the effect that attached thereto are true and correct copies of (i) a letter signed by DCR confirming that the Class A Certificates have been rated at least "A," that the Class B Certificates have been rated at least "BBB," that the Class C Certificates have been rated at least "BB" and that the Class D Certificates have been rated at least "B."

          (g) a true and correct listing of all Receivables being conveyed to the Trustee on the Closing Date certified by the Depositor and a certificate of the Depositor to the effect that the information provided on such list of Receivables is true, correct, and complete as of the Cutoff Date and otherwise in form and substance acceptable to the Trustee.

          (h) evidence that cash in the amount of the Initial Reserve Fund Deposit has been deposited into the Reserve Fund held by the Trustee;

          (i) an Officer's Certificate of an officer of the Depositor certifying to the Trustee that each of the closing conditions set forth in the Placement Agreement have been satisfied;

          (j) evidence that the Collection Account has been established;

          (k)  fully  executed  originals  of  this  Agreement,   the  Placement
     Agreement,   the  Transfer  and  Assignment  Agreement  and  the  Servicing
     Agreement;

          (l) a description of the Receivable characteristics of all Receivables being conveyed to the Trustee on the Closing Date substantially in the form of Exhibit H-1 hereto, with a certification of the Depositor to the effect that the information provided in such description is true, correct and complete in all material respects as of the Cutoff Date;

          (m) a satisfactory Accountant's Report; and

          (n) evidence that cash in the amount of the Capitalized Interest Amount has been deposited into the Capitalized Interest Account.

     Section 2.12. Book-Entry Certificates. Except as otherwise provided in this Section, each Class of Certificates in the form of one global Class A Certificate, Class B Certificate, Class C Certificate and Class D Certificate shall be registered in the name of the Securities Depository or its nominee and ownership thereof shall be maintained in book-entry form by the Securities Depository for the account of the Agent Members. Initially, each Class of Certificates shall be registered in the name of Cede & Co., as the nominee of The Depository Trust Company. Except as provided in this Section, the
Certificates may be transferred, in whole but not in part, only to the Securities Depository or a nominee of the Securities Depository or to a successor Securities Depository selected or approved by the Depositor or to a nominee of such successor Securities Depository. Each Global certifidate shall bear a legend substantially to the following effect: "Except as otherwise provided herein, this global certificate may be transferred, in whole but not in part, only to another nominee of the Securities Depository (as defined in this Agreement) or to a successor Securities Depository or to a nominee or successor Securities Depository."

     Except as otherwise provided herein, the Depositor and the Trustee shall have no responsibility or obligation with respect to (i) the accuracy of the records of the Securities Depository or any Agent Member with respect to any beneficial ownership interest in the Certificates, (ii) the delivery to any Agent Member, beneficial owner of the Certificates or other Person, other than the Securities Depository, of any notice with respect to the Certificates or
(iii) the distribution to any Agent Member, beneficial owner of the Certificates or other Person, other than the Securities Depository, of any amount with respect to the distribution of principal of or interest on the Certificates. So long as Definitive Certificates for any Class of Certificates issued under this Agreement are not issued pursuant to this Section, the Depositor and the Trustee may treat the Securities Depository as, and deem the Securities Depository to be, the absolute owner of the Certificates for all purposes whatsoever, including, without limitation, (i) the distribution of principal of and interest on such Certificates, (ii) giving notices of prepayment and other matters with respect to such Certificates and (iii) registering transfers with respect to such Certificates. In connection with any notice or other communication to be provided to any Class of Certificateholders pursuant to this Agreement by the Depositor or the Trustee with respect to any consent or other action to be taken by such Certificateholders, the Depositor or the Trustee, as the case may be, shall establish a record date for such consent or other action and, if the Securities Depository shall hold all of such Certificates, give the Securities Depository notice of such record date not less than 15 calendar days in advance of such record date to the extent possible. Such notice to the Securities Depository shall be given only when the Securities Depository is the sole Certificateholder with respect to any such Class of Certificates.

     If at any time the Securities Depository notifies the Depositor and the Trustee that it is unwilling or unable to continue as Securities Depository with respect to any or all of the Certificates of any Class or if at any time the Securities Depository shall no longer be registered or in good standing under the Securities Exchange Act of 1934, as amended, or any other applicable statute or regulation and a successor Securities Depository is not appointed by the Depositor within 90 days after the Depositor receives notice or becomes aware of such condition, as the case may be, then the two preceding paragraphs shall no longer be applicable and the Depositor shall execute and the Trustee shall authenticate and deliver notes representing such Certificates as provided otherwise in this Article II and the Trustee shall thereafter recognize the respective Certificateholders as the record Holders of such Certificates under this Agreement. In addition, the Depositor may determine at any time that any Class of Certificates shall no longer be represented by global certificates and that the provisions of the two preceding paragraphs of this Section shall no longer apply to such Class of Certificates. In such event, the Depositor shall execute and the Trustee shall authenticate and deliver certificates representing such Class of Certificates as provided otherwise in this Article II.
Certificates for any Class of Certificates issued in exchange for a global certificate pursuant to this Section 2.12 shall be registered in such names and authorized denominations as the Securities Depository, pursuant to the instructions from the Agent Members or otherwise, shall instruct the Depositor and the Trustee. The Trustee shall promptly deliver such Certificates representing the respective Class of Certificates to the Persons in whose names such Certificates are so registered.

     Section 2.13. Definitive Certificates. Unless any Class of Certificates is maintained in book-entry form pursuant to Section 2.12, the Certificate Registrar shall issue definitive certificates registered in the name or names of the Certificateholders of such Class (the "Definitive Certificates"). Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Class A Certificateholders, Class B Certificateholders, Class C Certificateholders and Class D Certificateholders, as the case may be, hereunder.

     Section 2.14. Reconveyance. In the case of any Receivable which has been prepaid in full after the Cutoff Date and prior to the Closing Date, the Depositor shall, on the Closing Date, deposit the Repurchase Price therefor and for the related Financed Vehicle in the Collection Account in lieu of delivering the Custodian File with respect to such Receivable to the Custodian or executing any Financing Statements or Termination Statements with respect thereto.

     Section 2.15. Reconveyance of Nonconforming Trust Property.

          (a) Upon discovery by the Seller, the Depositor, the Trustee, the Servicer or the Supervisory Servicer of (i) a Nonconforming Receivable or
     (ii) failure to deliver (A) any document required to be in the Custodian File or (B) the Perfection UCCs pursuant to Section 7.18 hereof, the party discovering such breach or failure to deliver shall give prompt written notice to the other foregoing parties. Except as specifically provided herein or in the Servicing Agreement, neither the Supervisory Servicer nor the Trustee has any obligation to review or monitor the Trust Property for compliance with representations and warranties or delivery requirements. If
     (i) the breach of representations or warranties causing such Receivable to be a Nonconforming Receivable shall not have been (A) cured within thirty days following notice thereof or (B) waived by the Trustee with Certificateholder Approval within thirty days following notice thereof or
     (ii) the failure to deliver to the Trustee the Custodian File documents or the Perfection UCCs shall not have been cured within seven calendar days following notice thereof, the Trustee without representation or recourse shall, upon receipt of the Repurchase Price therefor, reconvey to the Depositor the Receivable and other items of the related Trust Property and the Depositor shall, upon receipt of the Repurchase Price therefor, reconvey to the Seller the Receivable and the other items of the related Trust Property affected by such breach or failure to deliver within five Business Days following the earlier of (A) the end of the cure period, if any, and (B) the receipt and deposit into the Collection Account by the Servicer of the Repurchase Price with respect to a Nonconforming Receivable or failure to deliver the documents described above. Any such Receivable so removed shall not be deemed to be a Defaulted Receivable for purposes of this Section 2.15. The Depositor shall be entitled to enforce the obligations of the Seller and the applicable Dealer to repurchase such Receivables under the Transfer and Assignment Agreement and the respective Dealer Agreement and the Trustee is authorized to take action on behalf of the Depositor to enforce the obligations of the Seller and the applicable Dealer to repurchase such Receivables under the Transfer and Assignment Agreement and the respective Dealer Agreement.

          (b) The obligations of the Seller and the Depositor to (i) remove any Receivable and the other related items of Trust Property as described in this Section 2.15 and (ii) remit or cause the applicable Dealer to remit the Repurchase Price with respect to a Nonconforming Receivable or as to which a failure to deliver has occurred and is continuing shall constitute the sole remedy, except for the indemnification provisions expressly set forth herein, in the Servicing Agreement and in the Transfer and Assignment Agreement, against the Seller and the Depositor for such breach or failure to deliver available to the Trustee or the Certificateholders.

     Section 2.16. Funding Events.

          (a) A funding event (each a "Funding Event") shall occur upon a Funding Date and in accordance with the requirements of this Section 2.16.

          (b) During the Funding Period,  the Depositor shall, on Funding Dates,
     (i) acquire Subsequent Receivables and related items of the Trust Property from the Seller pursuant to the Transfer and Assignment Agreement and (ii) convey all of the Depositor's right, title and interest in and to such Subsequent Receivables and related items of the Trust Property to the Trustee on behalf of the Trust for the benefit of the Holders of the Certificates. Such Subsequent Receivables shall be acquired at the option of the Depositor; provided that (x) Subsequent Receivables may not be acquired through the Pre-Funding Account if the effect of such acquisition would be to (A) reduce the weighted average annual percentage rate of the overall Receivables pool to less than 20.00% or (B) increase the weighted average remaining term to maturity of the overall Receivables pool to greater than 60 months and (y) (A) each Subsequent Receivable must have been funded by the Seller prior to or during the month of December 1996 and
     (B) the first Scheduled Payment with respect to each Subsequent Receivable must have been received by the Seller on or after December 28, 1996 and prior to acquisition thereof by the Depositor from the Seller and conveyance hereunder from the Depositor to the Trustee on behalf of the Trust.

          The following procedures shall be followed to effect a Funding Event:

               (i) On or before 12:00 p.m. (local Houston, Texas time) one Business Day prior to the Funding Date, the Depositor shall deliver, or cause to be delivered, to the Trustee, fully executed documents as follows:
                                       40

                    (A)  Assignment  of the  Seller (in the form of Exhibit A to the Transfer and Assignment Agreement) and Assignment of Depositor (in the form of Exhibit I hereto) with the Schedule of Receivables to be conveyed on such Funding Date attached to such assignment;

                    (B) Certificate of Delivery (in the form of Exhibit E to the
               Transfer and Assignment Agreement);

                    (C) Notice of Funding (in the form of Exhibit F hereto);

                    (D) Officer's Certificate (in the form of Exhibit G hereto);
               and

                    (E) Executed Termination Statements.

               (ii) The Depositor shall package and forward or cause to be packaged and forwarded to the Trustee for receipt on or before the date which is no later than ten (10) Business Days following the Funding Date, the following documents with respect to each Subsequent Receivable assigned and conveyed on such Funding Date:

                    (A)  the  sole  original   Contract   evidencing  each  such
               Subsequent Receivable; and

                    (B) an original  certificate  of title or other  evidence of lien  issued  by the  applicable  Department  of  Motor  Vehicles
               ("DMV") for each Financed Vehicle, indicating the Seller's position as lienholder or, in the case of a recently originated loan for which the Seller has not yet received a definitive certificate of title or other evidence of lien from the applicable DMV, a copy of a properly completed and signed application to such DMV requesting the issuance of a certificate of title or other evidence of lien noting the Seller's position as lienholder.

               (iii) The Trustee shall, on the day of its receipt, (A) confirm receipt of the documents listed in Section 2.16(b)(i) and (B) acknowledge receipt but have no duty to confirm the contents of the documents listed in Section 2.16(b)(ii). The Trustee will also stamp the Contracts evidencing the Subsequent Receivables to indicate the assignment and pledge of such Subsequent Receivables with language substantially in the form set forth in Section 7.18(b).

               (iv) The Depositor shall forward to the Rating Agency, the Servicer and the Placement Agent and its counsel via facsimile on or before the Funding Date, followed by overnight courier to be received by the Rating Agency, the Servicer and the Placement Agent and its counsel no later than one Business Day after the Funding Date, copies of the documents specified in Section 2.16(b)(i).

               (v) Upon satisfaction of the above requirements with respect to events to occur on or before 12:00 p.m. EST or EDT, as applicable, of the Funding Date, the Trustee shall, on the Funding Date:

                    (A) withdraw funds from the Pre-Funding Account in an amount equal to 5% of the Aggregate Receivables Balance for the Subsequent Receivables acquired on such Funding Date and on behalf of the Depositor shall transfer such funds to the Reserve Fund; and

                    (B) withdraw funds from the Pre-Funding Account in an amount equal to the Receivables Purchase Price (reduced by amounts transferred to the Reserve Fund under Section 2.16(b)(v)(A)) for the Subsequent Receivables acquired on such Funding Date and forward such funds to the Depositor or its designee, by federal wire transfer funds, pursuant to the written directions provided to the Trustee in the Notice of Funding.

               (vi) On or before each Funding Date, the Depositor shall deliver or cause to be delivered to the Placement Agent, its counsel, the Trustee and the Rating Agency a receivables characteristics report substantially in the form of Exhibit H-2 hereto with respect to all Receivables acquired on and prior to such Funding Date.

               (vii) With respect to each Funding Date, the Depositor shall cause to be delivered to the Trustee and the Rating Agency within two days following the Funding Date, an Accountant's Report as described in paragraph (b) of the definition thereof.

               (viii) With respect to each calendar month or portion thereof during the Funding Period, the Depositor shall cause to be delivered to the Trustee and the Rating Agency within three days of the end of said month, an Accountant's Report as described in paragraph (c) of the definition thereof.

               (ix) Within five days after the date of the final Funding Event, the Depositor shall cause to be delivered to the Trustee and the Rating Agency, an Accountant's Report as described in paragraph (d) of the definition thereof with respect to all Funding Events.

          (c) Funds on deposit in the Pre-Funding Account after the termination of the Funding Period in an amount representing the amount deposited therein on the Closing Date less the aggregate principal balance of Subsequent Receivables conveyed to the Trust shall be used for the purpose of reducing the Aggregate Current Stated Principal Balance of the Certificates in accordance with Sections 5.05(c), 5.10 and 5.11(a) hereof. Any amounts distributable to the Holders of the Certificates from the remaining balance in the Pre-Funding Account shall be distributed on the Distribution Date immediately following the termination of the Funding Period. Any remaining balance in the Pre-Funding Account shall be transferred to the Revenue Fund.

     Section 2.17. Grantor Trust Provisions. The Depositor and the Certificateholders, by acceptance of the Certificates, each agree and the Trustee acknowledges that the Trust is intended to be treated as a grantor trust for federal income tax purposes. In furtherance of the foregoing, the Trustee (at the direction of the Depositor) and the Depositor shall take, or refrain from taking, all such action as is necessary to maintain the status of the Trust as a grantor trust. After the Closing Date, neither the Trustee, nor the Depositor shall (a) acquire any assets other than pursuant to Section 2.16, and transfers from the Reserve Fund or the Capitalized Interest Account pursuant to
Section 5.07 and 5.07A, respectively, (b) dispose of any portion of the Trust other than as provided in Sections 2.15 and Article VI, or (c) engage in any activity which would, directly or indirectly, adversely affect the status of the Trust as a grantor trust. Notwithstanding anything herein to the contrary, the Trustee shall have no authority to perform any act which, if consummated, would cause the Trust to fail to be characterized as a trust for federal income tax purposes.

                                   ARTICLE III

             COVENANTS; TRUST PROPERTY; REPRESENTATIONS; WARRANTIES

     Section 3.01. Performance of Obligations.

          (a) The Depositor will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any instrument included in the Trust Property, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument, except as expressly provided in this Agreement.

          (b) The Depositor may contract with other Persons to assist it in performing its duties hereunder, and any performance of such duties (other than the execution of Officers' Certificates of the Depositor and Depositor Orders by a Person identified to the Trustee in an Officers' Certificate of the Depositor) shall be deemed to be action taken by the Depositor. To the extent that the Depositor contracts with other Persons which include or may include the furnishing of reports, notices or correspondence to the Trustee, the Depositor shall identify such Persons in a written notice to the Trustee and the Supervisory Servicer.

          (c) The Depositor will characterize (i) the sale of the Receivables by the Seller to the Depositor pursuant to the Transfer and Assignment Agreement as an absolute assignment for financial accounting purposes and for federal income tax purposes, (ii) the conveyance of the Trust Property by the Depositor to the Trustee under this Agreement as an absolute assignment for financial accounting purposes and as a sale for federal income tax purposes, and (iii) the Certificates as an undivided interest in the Trust Property for federal income tax purposes. The Depositor will file all required returns, reports, schedules and supplements thereto in a manner consistent with such characterizations.

          (d) The Depositor covenants to use its best efforts to pay all taxes or other similar charges levied by any governmental authority with regard to the Trust Property, except to the extent that the validity or amount of such taxes is contested in good faith, via appropriate proceedings and with adequate reserves established and maintained therefor in accordance with generally accepted accounting principles.

          (e)  The  Depositor  hereby  assumes  liability  for  all  liabilities associated with the Trust Property or created under this Agreement, including but not limited to any obligation arising from the breach or inaccuracy of any representation, warranty or covenant set forth herein. Notwithstanding the foregoing, the Depositor has, and shall have, no liability with respect to the distribution of principal and interest on the Certificates, except as otherwise provided in this Agreement.
     Notwithstanding anything to the contrary herein, the liability of the Depositor under this Section 3.01(e) is intended to be the same direct and primary liability as would apply to the general partner of a limited partnership organized under the laws of the State of Delaware. Creditors of the Depositor are intended beneficiaries of the assumption of liability hereunder.

     Section 3.02. Negative Covenants. The Depositor will not:

          (a) sell, transfer, exchange or otherwise dispose of any portion of its interest in the Trust Property except as expressly permitted by this Agreement;

          (b) claim any credit on, or make any deduction from, the principal of or interest on any of the Certificates by reason of the payment of any taxes levied or assessed upon any portion of the Trust Property;

          (c) dissolve or liquidate in whole or in part, except (i) as permitted in paragraph (ii) of Section 3.10(b) or (ii) with the prior written consent of the Trustee, Certificateholder Approval and prior written confirmation from the Rating Agency that the ratings on the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates will not be reduced or withdrawn;

          (d) permit the validity or effectiveness of this Agreement or any conveyance hereunder to be impaired, or permit the Lien of this Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Agreement, except as may be expressly permitted hereby;

          (e) permit any Lien (other than the Lien of this Agreement) to be created on or extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof;

          (f) permit the Lien of this Agreement not to constitute a valid first priority, perfected security interest in the Trust Property;

          (g) incur, assume or guarantee any indebtedness of any Person secured by any Receivables conveyed under this Agreement, except (i) for such obligations as may be incurred by the Depositor in connection with the issuance of the Certificates pursuant to this Agreement and (ii) as permitted herein; or

          (h) amend or otherwise modify the Transfer and Assignment Agreement or the Servicing Agreement in any manner that materially adversely affects the rights of the Certificateholders hereunder unless (i) with respect to any amendment that materially and adversely affects the rights of the Certificateholders, such amendment is consented to by the Certificateholders constituting Certificateholder Approval, and (ii), as a result of the amendment, there is no adverse effect on the ratings of the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates by the Rating Agency.

     Section 3.03. Money for Certificate Distributions.

          (a) All distributions with respect to any Certificates which are to be made from amounts withdrawn from the Revenue Fund pursuant to Section 5.05 hereof shall be punctually made on behalf of the Depositor by the Trustee or by a Disbursing Agent, and no amounts so withdrawn from an Account for distributions with respect to Certificates shall be paid over to the Depositor under any circumstances except as provided in this Section 3.03 and Article V hereof.

          (b) When there shall be a Disbursing Agent that is not also the Certificate Registrar, the Depositor shall furnish, or cause the Certificate Registrar to furnish, no later than the fifth calendar day after each Record Date, a list, in such form as such Disbursing Agent may reasonably require, of the names and addresses of the Certificateholders and of the number of individual Certificates held by each such Certificateholder.

          (c) Whenever there shall be a Disbursing Agent other than the Trustee, the Depositor will, on or before the Business Day next preceding each Distribution Date, direct the Trustee to deposit with such Disbursing Agent an aggregate sum sufficient to distribute the amounts then becoming due (to the extent funds are then available for such purpose in the Revenue Fund), such sums to be held in trust for the benefit of the Persons entitled thereto pursuant to this Agreement. Any moneys deposited with a Disbursing Agent in excess of an amount sufficient to distribute the amounts then becoming due on the Certificates with respect to which such deposit was made shall, upon Depositor Order, be paid over by such Disbursing Agent to the Trustee for application in accordance with Article V hereof.

          (d) The initial Disbursing Agent shall be the Trustee. Any additional or successor Disbursing Agent shall be appointed by Depositor Order. The Depositor shall not appoint any Disbursing Agent that is not, at the time of such appointment, a depository institution or trust company incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal or state banking authorities.

          (e) The Depositor will cause each Disbursing Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Disbursing Agent shall agree with the Trustee, and if the Trustee acts as Disbursing Agent, it hereby so agrees, subject to the provisions of this
     Section 3.03, that such Disbursing Agent will:

               (i) allocate all sums received for distribution to the Holders for which it is acting as Disbursing Agent on each Distribution Date among such Holders in the proportion specified in the applicable statement to Certificateholders in the form of Exhibit B to the Servicing Agreement to the extent permitted by applicable law;

               (ii) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be distributed to such Persons or otherwise disposed of as herein provided and distribute such sums to such Persons as herein provided;

               (iii) if such Disbursing Agent is not the Trustee, immediately resign as a Disbursing Agent and forthwith distribute to the Trustee all sums held by it in trust for distribution with respect to the Certificates if at any time it ceases to meet the standards set forth in clause (d) above required to be met by a Disbursing Agent at the time of its appointment;

               (iv) if such Disbursing Agent is not the Trustee, give the Trustee notice of any Event of Servicing Default coming to its attention in the making of any distributions required to be made with respect to the Certificates for which it is acting as Disbursing Agent;

               (v) if such Disbursing Agent is not the Trustee, at any time during the continuance of any such Event of Servicing Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Disbursing Agent; and

               (vi) comply with all requirements of the Code and all regulations thereunder, with respect to the withholding from any distribution made by it on any Certificates of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Certificates, the Disbursing Agent shall have first provided the calculations pertaining thereto to the Trustee.

          (f) The Depositor may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, by Depositor Order direct any Disbursing Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Disbursing Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by such Disbursing Agent; and upon such payment by any Disbursing Agent to the Trustee, such Disbursing Agent shall be released from all further liability with respect to such money.

          (g) Any money held by the Trustee or any Disbursing Agent in trust for the distribution of any amount distributable with respect to any Certificate shall be held in a non-interest bearing trust account, and if the same remains unclaimed for two years after such amount has become due to the Certificateholder, it shall be discharged from such trust and paid to the Depositor without any further action by any Person; and the Certificateholder of such Certificate shall thereafter, as an unsecured general creditor, look only to the Depositor for payment thereof (but only to the extent of the amounts so paid to the Depositor), and all liability of the Trustee or such Disbursing Agent with respect to such trust money shall thereupon cease. The Trustee may adopt and employ, at the expense of the Depositor, any reasonable means of notification of such distribution (including, but not limited to, mailing notice of such distribution to Certificateholders whose Certificates have been called but have not been surrendered for prepayment or whose right to or interest in moneys due and distributable but not claimed is determinable from the records of the Trustee or any Disbursing Agent, at the last address of record for each such Certificateholder).

     Section 3.04. Restriction of Depositor Activities. Until the date that is 91 days after the distribution of all moneys on the Certificates, the Depositor will not, except as permitted in its Certificate of Incorporation, on or after the date of execution of this Agreement, (i) engage in any business or investment activities other than those necessary for, incident to, connected with or arising out of, owning and conveying the Trust Property to the Trustee on behalf of the Trust for the benefit of the Certificateholders, or contemplated hereby, in the Transfer and Assignment Agreement and the Servicing Agreement, (ii) incur any indebtedness secured in any manner by, or having any claim against, the Trust Property, the Residual Interest or arising under the Servicing Agreement, the Trustee fee letter or the Supervisory Servicer fee letter, (iii) incur any other indebtedness, (iv) amend, or propose to the shareholders of the Depositor for their consent any amendment of, the Depositor's Certificate of Incorporation at the date of this Agreement (or, if the Depositor shall be a successor to the Person named as the Depositor in the first paragraph of this Agreement, amend, consent to amendment or propose any amendment of, the governing instruments of such successor), without giving notice thereof in writing, not less than 30 nor more than 90 days prior to the date on which such amendment is to become effective, to the Trustee by delivery of an Officer's Certificate and obtaining the written consent thereto of the Rating Agency (or any successor to the business thereof) and the Certificateholders constituting Certificateholder Approval.

     Section 3.05. Protection of Trust Property.

          (a) The Depositor will from time to time execute and deliver, all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

               (i) convey more effectively all or any portion of the Trust Property,

               (ii) maintain, preserve or enforce the terms and provisions of this Agreement or carry out more effectively the purposes hereof,

               (iii) perfect, publish notice of, or protect the validity of, any conveyance made or to be made by this Agreement,

               (iv) enforce any of the Receivables; or

               (v) preserve and defend title to any Receivable or other instrument included in the Trust Property and the rights of the Trustee and of the Certificateholders in such Receivable or other instrument against the claims of all persons and parties.

          The Depositor shall deliver or cause to be delivered to the Trustee file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Depositor shall cooperate fully with the Trustee in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 3.05.

          (b) The Depositor hereby irrevocably appoints the Trustee as its agent and attorney-in-fact (such appointment being coupled with an interest) to execute, upon the Depositor's failure to do so, any financing statement, continuation statement or other instrument, document, certificate or agreement required pursuant to this Section 3.05 in the time and manner specified in the Opinion of Counsel delivered to the Trustee pursuant to
     Section 3.06 hereof; provided, however, that such designation shall not be deemed to create any duty in the Trustee to monitor the compliance of the Depositor with the foregoing covenants; and provided further, however, that the duty of the Trustee to execute any instrument required pursuant to this
     Section 3.05 shall arise only if the Trustee has actual knowledge of any default by the Depositor in complying with the provisions of Section 3.05(a) and the Trustee shall have previously received a file stamped copy of the related original document or financing statement. The Depositor shall cooperate with the Trustee and provide to the Trustee any information, documents or instruments with respect to such financing statement, continuation statement or other instrument that the Trustee may reasonably require. For purposes of this Section 3.05(b), the Trustee will not be deemed to have actual knowledge of any such default if the Trustee has not, but should have, received an Opinion of Counsel pursuant to
     Section 3.06 addressing the facts surrounding such default.

          (c) The Trustee shall not remove any portion of the Trust Property that consists of money or is evidenced by an instrument, note or other writing from the jurisdiction in which it was held at the date the most recent Opinion of Counsel was delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.11(b), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien created by this Agreement with respect to such property will continue to be maintained after giving effect to such action or actions.

          (d) Within thirty (30) days after the Seller or the Depositor makes any change in its or their name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in Colorado or wherever else necessary or appropriate under applicable law, or otherwise impair the perfection of the security interest referred to in Article II hereof, the Depositor shall give or cause to be given to the Trustee written notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trustee's security interest in the Receivables, the related Trust Property and the proceeds thereof.

          (e) The Depositor shall give the Trustee (and the Depositor shall require the Servicer to give the Trustee) prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of relevant law or the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trustee's security interest in the Receivables and the proceeds thereof. The Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.

     Section 3.06. Opinions as to Trust Property. If the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.11(b) specifies any future action that the Depositor must take to maintain the conveyance lien and security interest of the Agreement, no later than the time so specified in such Opinion (or any subsequent Opinion of Counsel delivered pursuant to this Section 3.06), and in any event within three months prior to the fifth anniversary of the Closing Date, the Depositor shall furnish to the Trustee an Opinion of Counsel stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and re-filing of this Agreement, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Agreement with respect to the Trust Property and reciting the details of such action. The Depositor shall also provide the Trustee with a file stamped copy of any document or instrument filed as described in such Opinion of Counsel contemporaneously with the delivery of such Opinion of Counsel. Such Opinion of Counsel shall also describe the recording, filing, re-recording and re-filing of this Agreement, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Agreement with respect to the Trust Property. If the Opinion of Counsel delivered to the Trustee hereunder specifies future action to be taken by the Depositor, the Depositor shall furnish a further Opinion of Counsel no later than the time so specified in such former Opinion to the effect required hereby.

     Section 3.07. Statement as to Compliance. The Depositor will deliver to the Trustee, the Supervisory Servicer and the Rating Agency, within 90 days after the end of each fiscal year, an Officer's Certificate stating, as to the signer thereof, that, (a) a diligent review of the activities of the Depositor during the preceding calendar year and of its performance under this Agreement has been made under such officer's supervision, (b) to the best of such officer's knowledge, based on such review, the Depositor has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and remedies therefor being pursued, and (c) no event has occurred and is continuing which is, or after notice or lapse of time or both would become, an Event of Servicing Default or, if such an event has occurred and is continuing, specifying each such event known to him or her and the nature and status thereof and remedies therefor being pursued.

     Section 3.08. Limitations on Liens. Except as provided in Section 3.04 hereof, the Depositor will not create, incur or suffer, or permit to be created or incurred or to exist, any Lien on any of the Trust Property.

     Section 3.09. Recording. The Depositor will, upon the Closing Date and thereafter from time to time, cause financing statements and such other instruments as may be required with respect thereto (collectively called the "Recordable Documents") to be filed, registered and recorded as may be required by present or future law (with file stamped copies thereof delivered to the Trustee), publish notice thereof and create, perfect and protect the lien hereof upon the Receivables and the Trust Property and publish notice of and protect the validity of this Agreement. The Depositor will, from time to time, perform or cause to be performed any other act as required by law and will execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents with file stamped copies thereof delivered to the Trustee) that are necessary for such creation, perfection, publication and protection. The Depositor shall pay, or shall cause to be paid, all filing, registration and recording taxes and fees incident thereto, and all expenses, taxes and other governmental charges incident to or in connection with the preparation, execution, delivery or acknowledgment of the Recordable Documents, any instruments of further assurance, and the Certificates.

     Section  3.10.   Agreements  Not  to  Institute   Bankruptcy   Proceedings;
Additional Covenants.

          (a) The Depositor shall not, without the unanimous vote of its entire board of directors, voluntarily institute any proceedings to adjudicate the Depositor a bankrupt or insolvent, consent to the institution of bankruptcy or insolvency proceedings against the Depositor, file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Depositor or a substantial part of its property or admit its inability to pay its debts generally as they become due or authorize any of the foregoing to be done or taken on behalf of the Depositor.

          (b) So long as any of the Certificates are Outstanding:

               (i) The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware.

               (ii) The Depositor shall not consolidate or merge with or into any other entity or convey or transfer its properties and assets substantially as an entirety to any entity unless (A) the entity (if other than the Depositor) formed or surviving such consolidation or merger, or that acquires by conveyance or transfer the properties and assets of the Depositor substantially as an entirety, shall be organized and existing under the laws of the United States of America or any State thereof or the District of Columbia as a special purpose bankruptcy remote entity, and shall expressly assume in form satisfactory to the Rating Agency, the Trustee and the Certificateholders constituting Certificateholder Approval the obligation to make due and punctual distributions of principal and interest on the Certificates then outstanding and the performance of every covenant on the part of the Depositor to be performed or observed pursuant to the Agreement, (B) the Depositor shall have delivered to the Rating Agency and the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance or transfer complies with this Agreement and (C) the Depositor shall have obtained prior written confirmation from the Rating Agency that the ratings on the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates will not be reduced or withdrawn.

               (iii) The funds and other assets of the Depositor shall not be commingled with those of any other Person.

               (iv) The Depositor shall not be, become or hold itself out as being liable for the debts of any other Person.

               (v) The Depositor shall not form, or cause to be formed, any subsidiaries, and the Depositor currently has no subsidiaries.

               (vi) The Depositor shall act solely in its own name and through its duly authorized officers or agents in the conduct of its business, and shall conduct its business so as not to mislead others as to the identity of the entity with which they are concerned. The Depositor shall not have any employees.

               (vii) The Depositor shall maintain its records and books of account and shall not commingle its records and books of account with the records and books of account of any other Person. The books of the Depositor may be kept (subject to any provision contained in the applicable statutes) inside or outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the bylaws of the Depositor.

               (viii) All actions of the Depositor shall be taken by a duly authorized officer of the Depositor.

               (ix) The Depositor shall not amend, alter, change or repeal any provision contained in this Section 3.10(b) without (A) the prior written consent of the Trustee and Certificateholder Approval and (B) prior written confirmation from the Rating Agency (copies of which shall be provided to the Trustee) that such amendment, alteration, change or repeal will have no adverse effect on the ratings assigned to the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates.

               (x)  The   Depositor   shall  not  amend   its   Certificate   of
          Incorporation or bylaws without first obtaining Certificateholder Approval.

               (xi) The Depositor shall not dissolve or liquidate, in whole or in part, except with Certificateholder Approval, with the unanimous vote of its entire Board of Directors, including the Independent Director (as defined in the Certificate of Incorporation of the Depositor) and with prior written confirmation from the Rating Agency that the ratings on the Class A Certificates, the Class B Certificates, the Class C Certificates and the Class D Certificates will not be reduced or withdrawn.

               (xii) So long as the Certificates are outstanding, the Depositor shall have at least two Independent Directors. An Independent Director shall be any person who (A) is not and for the prior five years has not been (1) a stockholder, officer, director, partner or employee or a significant customer, creditor, supplier or independent contractor of the Depositor, its ultimate parent or any subsidiaries or affiliates thereof, or (2) a member of the immediate family of any person described above, and (B) does not directly or indirectly own any class of voting stock of the Depositor or any of its affiliates. As used herein, the term "affiliate" means any person controlling, under common control with, or controlled by the person in question, and the term "control" means the possession, directly or indirectly, of the power to direct or the cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise. As used herein, the term "significant" means any person described above (A) who, in the preceding fiscal year, received compensation from the Depositor, its ultimate parent or any subsidiaries or affiliates thereof, in excess of 5% of such person's consolidated gross revenues and who reasonably expects to receive revenues from the Depositor, its ultimate parent or any subsidiaries or affiliates thereof, in the current fiscal year in excess of such amount, or (B) from whom, in the preceding fiscal year, the Depositor, its ultimate parent or any subsidiaries or affiliates thereof, received revenues in excess of 5% of such person's consolidated gross revenues and from whom the Depositor, its ultimate parent or any subsidiaries or affiliates thereof, reasonably expects to receive revenues in excess of such amount in the current fiscal year.

               If  any   Independent   Director   resigns,   dies   or   becomes
          incapacitated, or such position is otherwise vacant, no action requiring the unanimous affirmative vote of the Board of Directors of the Depositor shall be taken until a successor Independent Director is elected and qualified and approves such action. In the event of the death, incapacity, or resignation of either Independent Director, or a vacancy for any other reason, a successor Independent Director shall be appointed by the remaining directors. Pursuant to the terms of the Depositor's Certificate of Incorporation, the Independent Director, in voting on matters subject to the approval of the Board of Directors, shall at all times take into account the interests of creditors of the Depositor. Neither Independent Director may be removed unless his or her successor is appointed.

               (xiii) The Depositor shall undertake the transaction contemplated under this Agreement as principal rather than as agent of the Seller or any other Person.

               (xiv) The Depositor maintains and will maintain separate records and books of account from the Seller and the formalities of the form of its organization.

               (xv) The annual financial statements of the Seller and the Depositor, if any, will disclose the effects of these transactions in accordance with generally accepted accounting principles. Any consolidated financial statements which consolidate the assets and earnings of the Seller with those of the Depositor will contain a footnote stating that the assets of the Depositor will not be available to creditors of the Seller.

               (xvi) Other than certain Costs of Issuance, certain other costs and expenses related to the issuance of the Certificates and amounts set forth in Section 7.07(a), the Seller shall not pay the Depositor's expenses, guarantee the Depositor's obligations or advance funds to the Depositor for payment of expenses.

               (xvii) All business correspondences of the Depositor are and will be conducted in the Depositor's own name.

               (xviii) The Seller does not act nor will act as agent of the Depositor and the Depositor does not and will not act as agent of the Seller.

     Section 3.11. Providing of Notice. The Depositor, upon learning of any failure on its part to observe or perform in any material respect any covenant, representation or warranty of the Depositor set forth in this Agreement or the Transfer and Assignment Agreement, or of any failure on the part of the Seller to observe or perform in any material respect any covenant, representation or warranty of the Seller set forth in the Transfer and Assignment Agreement, shall promptly notify the Trustee, the Supervisory Servicer and the Seller of such failure.

     Section 3.12. Representations and Warranties of the Depositor. The Depositor hereby represents, warrants and covenants to the Trustee, the Certificateholders and the Rating Agency that as of the Closing Date and each Funding Date:

          (a) The Depositor is a corporation duly organized under the laws of the State of Delaware and is validly existing and in good standing under the laws of the State of Delaware, has full power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof and thereof, has full power and authority to own and convey its properties and to conduct its business as such properties are currently owned and such business is presently conducted and had at all relevant times, and has the power, authority and legal right to acquire and own the Trust Property;

          (b) All necessary corporate, regulatory or other action has been taken by the Depositor to authorize and empower the Depositor, and the Depositor has full corporate power and authority, to execute, deliver and perform this Agreement, the Transfer and Assignment Agreement and the Servicing Agreement, and the Depositor has full corporate power and is duly authorized to execute, deliver and perform its obligations under this Agreement, the Transfer and Assignment Agreement and the Servicing Agreement;
                                       54

          (c) This Agreement, the Transfer and Assignment Agreement and the Servicing Agreement have been duly executed and delivered and the execution and delivery of this Agreement, the Transfer and Assignment Agreement and the Servicing Agreement by the Depositor and its performance and compliance with the terms hereof and thereof will not violate the Depositor's Certificate of Incorporation or bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any contract, indenture, loan, credit agreement or any other agreement or instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

          (d) This Agreement, the Transfer and Assignment Agreement and the Servicing Agreement constitute valid, legal and binding obligations of the Depositor, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity;

          (e) The Depositor is not in violation of, and the execution, delivery and performance of this Agreement, the Transfer and Assignment Agreement and the Servicing Agreement by the Depositor will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which violation might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially affect the performance of its duties hereunder or thereunder;

          (f) No proceeding of any kind, including, but not limited to, litigation, arbitration, judicial or administrative, is pending or, to the Depositor's knowledge, threatened against or contemplated by the Depositor which would under any circumstance have an adverse effect on the execution, delivery, performance or enforceability of this Agreement, the Transfer and Assignment Agreement and the Servicing Agreement;

          (g) Each of the representations and warranties of the Depositor set forth in the Transfer and Assignment Agreement, the Placement Agreement and the Servicing Agreement is true and correct as of the Closing Date and each such representation and warranty is hereby incorporated in this Agreement as if set forth herein in full.

          (h) The Transfer and Assignment Agreement and all related documents describe the transfer of the Receivables from the Seller on the Closing Date and the Funding Dates as an absolute assignment by the Seller to the Depositor and evidence the clear intention by the Seller and the Depositor to effectuate an absolute assignment of such Receivables.

          (i) The consideration received by the Seller for the Receivables is or will be paid in full to the Seller immediately upon their transfer, and no provision exists whereby the consideration will be modified after the date of transfer. The consideration paid or to be paid for the Receivables is equivalent to the fair market value of the Receivables transferred to the Depositor.

          (j) The Depositor has not incurred debt or engaged in activities not related to the transactions contemplated hereunder except as permitted by its Certificate of Incorporation or Section 3.04 hereof.

          (k) The Depositor is not insolvent or did not become insolvent as a result of the conveyance pursuant to this Agreement; the Depositor is not engaged and is not about to engage in any business or transaction for which any property remaining with the Depositor is unreasonably small capital or for which the remaining assets of the Depositor are unreasonably small in relation to the business of the Depositor or the transaction; the Depositor does not intend to incur, and does not believe or reasonably should not have believed that it would incur, debts beyond its ability to pay as they become due; and the Depositor has not made a transfer or incurred an obligation and does not intend to make such a transfer or incur such an obligation with actual intent to hinder, delay or defraud any entity to which the Depositor was or became, on or after the date that such transfer was made or such obligation was incurred, indebted. The consideration received by the Depositor for the Trust Property is being paid in full to the Depositor immediately upon transfer, and no provision exists whereby the consideration will be modified after the date of transfer. The consideration paid for the Trust Property is equivalent to the fair market value thereof.

          (l) The sale of the Trust Property by the Seller to the Depositor pursuant to the Transfer and Assignment Agreement is an absolute assignment for financial accounting purposes and for federal income tax purposes, (ii) the conveyance of the Receivables by the Depositor pursuant to the terms of this Agreement is an absolute assignment for financial accounting and federal income tax purposes, and (iii) the Certificates represent an undivided interest in the Trust Property for federal income tax purposes.

          (m) As of the Closing Date, the Aggregate Receivable Balance is $17,999,999.18.

          (n) The legal name of the Depositor is as set forth in this Agreement; the Depositor has no trade-names, fictitious names, assumed names or "doing business as" names.

          (o) The principal place of business of the Depositor and the chief executive office of the Depositor are located at the address set forth in this Agreement and there are no other such locations.

          (p) There are no injunctions, writs, restraining orders or any other orders of any nature to which the Depositor is subject which would adversely affect the Depositor's performance of this Agreement, the Servicing Agreement or the transactions contemplated thereby.

          (q) The Depositor has filed, on a timely basis, all required federal and state tax returns.

     Section 3.13. Representations and Warranties of the Trustee. The Trustee hereby represents and warrants to the Rating Agency and the Certificateholders that as of the Closing Date and each Funding Date:

          (a) The Trustee has been duly organized and is validly existing as a national banking association under the laws of the United States;

          (b) The Trustee has full power and authority and legal right to execute, deliver and perform its obligations under this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement;

          (c) This Agreement has been duly executed and delivered by the Trustee and constitutes the legal, valid, and binding obligation of the Trustee, enforceable against the Trustee in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, liquidation, moratorium, fraudulent conveyance, or similar laws affecting creditors' or creditors of banks' rights and/or remedies generally, by public policy, or by general principles of equity, (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (d) The execution, delivery and performance of this Agreement by the Trustee will not constitute a violation with respect to, any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency binding on the Trustee, which violation might have consequences that would materially and adversely affect the performance of its duties under this Agreement; and

          (e) No proceeding of any kind, including, but not limited to, litigation, arbitration, judicial or administrative, is pending or, to the knowledge of the Trustee's executing officer, threatened against or contemplated by the Trustee which would have a reasonable likelihood of having an adverse effect on the execution, delivery, performance or enforceability of this Agreement by or against the Trustee.

                                   ARTICLE IV

                   ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 4.01. Servicing Agreement.

          (a) The Servicing Agreement, duly executed counterparts of which have been filed with the Trustee, sets forth the covenants and obligations of the Servicer and the Supervisory Servicer with respect to the Trust Property and other matters addressed in the Servicing Agreement, and reference  is  hereby  made  to  the  Servicing  Agreement  for a  detailed statement of said covenants and obligations of the Servicer and the Supervisory Servicer thereunder. The Depositor agrees that the Trustee, in its capacity as Trustee hereunder or (to the extent required by law) in the name of the Depositor, may (but is not required to) enforce all rights of the Depositor and all obligations of the Servicer and the Supervisory Servicer under and pursuant to the Servicing Agreement for and on behalf of the Certificateholders whether or not the Depositor is in default hereunder.

          (b) The Depositor shall, at its own expense, duly and punctually perform and observe each of its obligations to the Servicer and Supervisory Servicer under the Servicing Agreement in accordance with the terms thereof. In addition, promptly following a request from the Trustee to do so and at the Depositor's own expense, the Depositor shall take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Servicer or Supervisory Servicer of each of its obligations to the Depositor under or in connection with the Servicing Agreement, in accordance with the terms thereof, and in effecting such request shall exercise any and all rights, remedies, powers and privileges lawfully available to the Depositor under or in connection with the Servicing Agreement to the extent and in the manner directed by the Trustee, including, without limitation, the transmission of notices of default on the part of the Servicer or Supervisory Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Servicer or Supervisory Servicer of each of its obligations under the Servicing Agreement.

          (c) The Depositor agrees to give the Trustee prompt written notice of each default or Event of Servicing Default on the part of the Servicer or Supervisory Servicer of its respective obligations under the Servicing Agreement and any material adverse information regarding the Servicer's or the Supervisory Servicer's servicing activities of which the Depositor becomes aware. In the event of termination of the Servicer due to an Event of Servicing Default under the Servicing Agreement, (i) the Supervisory Servicer shall assume the duties and responsibilities of the Servicer as specified in the Servicing Agreement unless it is legally prohibited from so performing as a matter of law as evidenced by an Opinion of Counsel addressed and delivered to the Rating Agency and acceptable to the Rating Agency, or (ii) in the event the Supervisory Servicer is so prohibited, a Successor Servicer which is an Eligible Servicer reasonably acceptable to the Rating Agency and the Depositor, shall assume the duties and responsibilities of the Servicer under the procedures specified in Servicing Agreement.

          (d) The Depositor shall not waive any default by the Servicer or Supervisory Servicer under the Servicing Agreement without the written consent of the Trustee acting with Certificateholder Approval.

          (e) The Trustee does not assume any duty or obligation of the Depositor under the Servicing Agreement and the rights given to the Trustee thereunder are subject to the provisions of Article VII hereof.

          (f) The Servicing Agreement shall provide that the Servicer shall have no authority to amend any material term of any Receivable unless such Receivable shall be a defaulted Receivable or unless the Servicer reasonably believes that a default with respect to such Receivable is reasonably foreseeable, and the Trustee shall have no authority to amend any such provision relating thereto.

                                    ARTICLE V

                ACCOUNTS, COLLECTIONS, DISTRIBUTIONS OF INTEREST
                     AND PRINCIPAL, RELEASES, RESERVE FUND,
                      AND STATEMENTS TO CERTIFICATEHOLDERS

     Section 5.01. Accounts. The Trustee shall establish (a) the Issuance Fund, the Revenue Fund, the Pre-Funding Account, the Collection Account and the
Certificate  Account  in  the  name  of  the  Trustee  for  the  benefit  of the
Certificateholders, and (b) the Expense Account, the Reserve Fund, the Capitalized Interest Account and the Residual Interest Account in the name of the Trustee on behalf of the Persons identified in this Article V. The Collection Account shall be a segregated account established with the Collection Account Depository and the remaining foregoing accounts (collectively, the "Accounts") shall be segregated accounts established with the Corporate Trust Office of the Trustee. Each Account shall be an Eligible Account.

     Amounts held in the Accounts (other than the Collection Account) shall be invested by the Trustee, upon the written direction of the Depositor, in Eligible Investments. In the absence of written investment direction from the Depositor, the Trustee shall invest solely in Eligible Investments specified in clause (f) of the definition thereof. Eligible Investments shall not be sold or otherwise transferred prior to their respective maturity dates. Each investment in accordance with the immediately preceding sentence shall mature no later than one Business Day before the date on which funds in the Account are intended to be used. The Trustee shall not be responsible for any losses incurred on any such investments. Any written investment direction from the Depositor shall certify that any such investment is authorized by this Section 5.01 and is an Eligible Investment. All amounts received as earnings on or income from any investments or reinvestments of funds in any Account shall be credited to such Account; provided, however, that on each Distribution Date, the Trustee shall transfer all amounts received as earnings on or income from any investments or reinvestments of funds in the Expense Account, the Reserve Fund (in excess of the Reserve Fund Requirement) and the Certificate Account to the Revenue Fund prior to making any of the transfers referred to in Section 5.05(c) hereof.

     Section 5.02. Collections. Pursuant to the Servicing Agreement, the Depositor shall cause the Servicer to remit to the Collection Account established pursuant to Sections 5.01 and 5.04 hereof, and to no other account, as soon as practicable, but in no event later than the Collection Account Depository's close of business on the Business Day following the date of receipt thereof by the Servicer, any payments received by the Servicer from or on behalf of Obligors including Actual Payments, Insurance Proceeds, Defaulted Receivable Recoveries, Repurchase Prices and all proceeds relating to the repossession or disposition of the Financed Vehicles.

     Section 5.03. Application of Collections. All amounts transferred to the Revenue Fund with respect to any Collection Period shall be allocated by the Trustee based upon the calculations and other written information provided to the Trustee by the Servicer as set forth in the relevant Monthly Servicer Report. The Trustee shall have the right but not the obligation to determine, confirm or recalculate such information provided by the Servicer.

     Section 5.04. Collection Account.

          (a) The Depositor hereby appoints Wells Fargo Bank (Colorado) National Association as the initial Collection Account Depository under this Agreement. Upon thirty (30) days' prior written notice to the Trustee, the Servicer and the Supervisory Servicer, the Depositor may, at any time and from time to time, appoint a successor Collection Account Depository for the Collection Account and, with the consent of the Trustee and upon prior written notice to the Trustee certifying that the transfer complies with the provisions of this Section 5.04, transfer the Collection Account from a depository institution then serving as the Collection Account Depository to another Collection Account Depository. If at any time the institution then serving as the Collection Account Depository ceases to qualify as an eligible Collection Account Depository, then the Depositor shall give written direction to the Trustee to transfer the Collection Account to an eligible Collection Account Depository chosen by the Depositor. Upon any such transfer, such successor institution shall be deemed to be the Collection Account Depository with respect to the Collection Account so transferred.

          (b) The Depositor shall establish the Collection Account in the name of the Trustee for the benefit of the Certificateholders and the Trustee shall maintain the Collection Account with the Collection Account Depository as an account into which all amounts (including late payments) remitted directly by Obligors and all amounts received by the Servicer from or on behalf of Obligors under the terms of the Receivables will be deposited within one (1) Business Day of receipt thereof. The Collection Account Depository shall be deemed to hold all funds on deposit for the account of the Trustee and shall permit withdrawals from the Collection Account only as provided in this Agreement and shall transmit monthly statements on all amounts received in the Collection Account to the Servicer, the Trustee, the Placement Agent and the Supervisory Servicer on a monthly basis.

          (c) The Trustee shall provide written instruction to the Collection Account Depository (an "Acknowledgement Letter"), to the effect that (i) the Collection Account Depository shall transfer cleared funds from the Collection Account as instructed by the Trustee unless revised instructions are given by the Trustee and (ii) the Collection Account Depository shall follow any written instructions provided by the Trustee with respect to the Collection Account. Such Acknowledgement Letter shall be acknowledged in writing by the Collection Account Depository as of the date hereof. The Depositor shall obtain an Acknowledgement Letter from each successor Collection Account Depository on or prior to the effectiveness of the transfer of the Collection Account to such successor Collection Account Depository.

     Section 5.05. Deposit of Funds in and Transfer of Funds from the Revenue Fund.

          (a) There shall be deposited into the Revenue Fund, from time to time, the amounts specified in this Article V. All amounts on deposit in the Collection Account representing collected funds at 11:00 a.m., New York time, on each Business Day on which any of the Certificates are Outstanding shall be transferred by the Collection Account Depository that day to the Trustee for deposit into the Revenue Fund upon receipt in accordance with written instructions from the Servicer pursuant to Section 2.02(g) of the Servicing Agreement, upon which the Trustee may conclusively rely.

          (b) On each Distribution Date, commencing with the Distribution Date in February 1997, the Trustee, in its capacity as Disbursing Agent, shall, based on the information set forth in the Monthly Supervisory Servicer Report, deposit funds to the Accounts in the order and in the amounts specified in Section 5.05(c).

          (c) The rights of the Holders with respect to any Class  (except Class
     A) shall be subordinated to the rights of the Holders of another Class as specified in Section 2.04. On each Distribution Date, the Trustee shall, based on the information set forth in the Monthly Supervisory Servicer Report, pay or transfer amounts on deposit in the Accounts in the following manner and order of priority:

               First, from the Revenue Fund in an amount not to exceed the Monthly Available Revenues and thereafter from the Reserve Fund, for deposit into the Expense Account, (A) an amount equal to (i) the monthly Trustee Fee (including any prior unpaid fees) and (ii) the monthly Supervisory Servicing Fee (including any prior unpaid fees), and (B) an amount equal to Transition Costs, if any, of the Trustee or the Supervisory Servicer, as the case may be, other than Transition Costs as a result of the termination, without cause, of Texas Commerce Bank National Association, as Supervisory Servicer;

               Second, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter from the Reserve Fund, for deposit into the Expense Account, (A) an amount equal to the monthly Servicing Fees under the Servicing Agreement (including any prior unpaid Servicing Fees) of the Servicer and (B) an amount equal to Transition Costs, if any, of the Servicer;

               Third, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter first from the Capitalized Interest Account and then from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class A Certificates, an amount equal to the Class A Certificate Interest and Class A Carryover Interest, if any;

               Fourth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter first from the Capitalized Interest Account and then from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class B Certificates, an amount equal to the Class B Certificate Interest and Class B Carryover Interest, if any;

               Fifth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter first from the Capitalized Interest Account and then from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class C Certificates, an amount equal to the Class C Certificate Interest and Class C Carryover Interest, if any;

               Sixth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter first from the Capitalized Interest Account and then from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class D Certificates, an amount equal to the Class D Certificate Interest and Class D Carryover Interest, if any;

               Seventh, from the Reserve Fund to the Certificate Account, an amount equal to the Defaulted Receivable Deposit Amount for each Defaulted Receivable included in the Trust Property on such date and for which (i) no such deposit was made with respect to a prior Collection Period, and (ii) no repurchase of such Defaulted Receivable has been made;

               Eighth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class A Certificates, an amount equal to the Class A Principal Distribution Amount (other than the Defaulted Receivable Deposit Amount distributed in clause Seventh above) and any Class A Principal Carryover Shortfall;

               Ninth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class B Certificates, an amount equal to the Class B Principal Distribution Amount (other than the Defaulted Receivable Deposit Amount distributed in clause Seventh above) and any Class B Principal Carryover Shortfall;

               Tenth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class C Certificates, an amount equal to the Class C Principal Distribution Amount (other than the Defaulted Receivable Deposit Amount distributed in clause Seventh above) and any Class C Principal Carryover Shortfall;

               Eleventh, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter from the Reserve Fund, for deposit into the Certificate Account for distribution to the Holders of the Class D Certificates, an amount equal to the Class D Principal Distribution Amount (other than the Defaulted Receivable Deposit Amount distributed in clause Seventh above) and any Class D Principal Carryover Shortfall;

               Twelfth, in connection with an optional purchase of all of the Receivables, if any, occurring on such Distribution Date pursuant to
          Article VI from the Revenue Fund and thereafter from the Reserve Fund, for deposit into the Certificate Account, an amount equal to any shortfall of funds therein available to distribute any accrued Class A Certificate Interest, accrued Class B Certificate Interest, accrued Class C Certificate Interest and accrued Class D Certificate Interest;

               Thirteenth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues and thereafter from the Reserve Fund, for deposit into the Expense Account, an amount equal to the sum of (i) the monthly expenses of the Trustee permitted hereunder and amounts payable to the Trustee, if any, pursuant to the indemnification provisions hereof (including any prior unpaid expenses and indemnities) of the Trustee, (ii) the monthly expenses of the Supervisory Servicer permitted under the Servicing Agreement, amounts payable to the Supervisory Servicer, if any, pursuant to the indemnification provisions of the Servicing Agreement (including any prior unpaid expenses and indemnities) of the Supervisory Servicer and amounts payable to the Supervisory Servicer, if any, as Transition Costs resulting from the termination, without cause, of Texas Commerce Bank National Association, as Successor Servicer, (iii) the monthly expenses of the Servicer permitted under the Servicing Agreement, amounts payable to the Servicer, if any, pursuant to the indemnification provisions of the Servicing Agreement (including any prior unpaid expenses and indemnities) of the Servicer and amounts payable to the Successor Servicer, if any, as Transition Costs resulting from the termination, without cause, of Texas Commerce Bank National Association, and (iv) the pro rata portion on a monthly basis of the Administrative Expenses not otherwise provided for above, which amount shall be calculated by the Servicer and provided to the Supervisory Servicer for inclusion in the Monthly Supervisory Servicer Report;

               Fourteenth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Funds, for deposit into the Reserve Fund, an amount equal to any deficiency between the amount then on deposit in the Reserve Fund (after giving effect to any withdrawals made or to be made from the Reserve Fund for payments or distributions on such Distribution Date) and the Reserve Fund Requirement, calculated as of the close of business on the related Distribution Date; and

               Fifteenth, from the Revenue Fund in an amount not to exceed the remaining Monthly Available Revenues, as appropriate, for deposit into the Residual Interest Account, an amount equal to the sum of the remaining balance of funds in the Revenue Fund plus all cash amounts held in the Reserve Fund in excess of the Reserve Fund Requirement (after giving effect to any withdrawals from or deposits to the Reserve Fund on such Distribution Date).

     Notwithstanding the order of priority described above, (i) on the initial Distribution Date only, an amount equal to the interest accrued and actually received on the Receivables from the initial Cutoff Date to the Closing Date shall be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Seller and (ii) on the Distribution Date following each Funding Date, an amount equal to the interest accrued on the Subsequent Receivables from the applicable Cutoff Date to the Funding Date and actually received, shall be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Seller.

     Section 5.06. Issuance Fund. On the Closing Date there shall be deposited into the Issuance Fund an amount equal to the gross proceeds from the sale of the Certificates, the Costs of Issuance of the offering of the Certificates and the Initial Reserve Fund Deposit to be supplied by the Depositor. The amounts on deposit in the Issuance Fund shall be paid or transferred on the Closing Date
(a) to the Reserve  Fund,  an amount equal to the Initial  Reserve Fund Deposit,
(b) to the Pre-Funding Account, the amount of $7,300,000.00, (c) to the Persons and in the amounts set forth in an Officers' Certificate stating the Costs of Issuance of the Certificates, (d) at the direction of the Depositor, to the lienholders, the amounts required to pay off existing lienholders with respect to the Receivables Granted to the Trustee on the Closing Date pursuant to the terms hereof and (e) at the direction of the Depositor, to the Seller, the difference between the Receivables Purchase Price with respect to the Receivables Granted to the Trustee on the Closing Date pursuant to the terms hereof and the amounts paid to lienholders pursuant to clause (d) of this Section. Subsequent to the disbursement of all funds initially deposited into the Issuance Fund, the Issuance Fund shall be terminated and closed.

     Section 5.07. Reserve Fund.

          (a) The Trustee shall establish the Reserve Fund which shall not be a part of the Trust, but instead shall be held for the benefit of the Trustee, the Supervisory Servicer, the Servicer, the Certificateholders and the other Persons specified in Section 5.05(c) hereof, which Reserve Fund shall be a separate trust account, which shall be an Eligible Account, established in the name of the Trustee and in the Trust Department of the Trustee and maintained with the Trustee; provided, that in the event that the Reserve Fund ceases to be an Eligible Account, the Trustee shall immediately transfer all funds held therein to a new Eligible Account. The Depositor and the Trustee acknowledge that any amounts on deposit in the Reserve Fund (and any reinvestment earnings thereon) shall be owned directly by the Depositor, and such parties hereby agree to treat the same as assets (and investment earnings) of the Depositor for federal income tax purposes. The Reserve Fund shall be initially funded in the amount of the Initial Reserve Fund Deposit and shall be maintained pursuant to Section
     5.12 hereof.

          (b) In order to provide for the prompt payment to the Trustee, the Supervisory Servicer, the Servicer, the Certificateholders and the other Persons specified in Section 5.05(c) hereof, in accordance with Section 5.05(c), to give effect to the subordination provided for herein, and to assure availability of the amounts maintained in the Reserve Fund, the Depositor, on behalf of itself and its successors and assigns, subject to the terms and conditions hereof, hereby pledges, conveys and grants a security interest to the Trustee, as collateral agent, and its successors and assigns, for and on behalf of the Certificateholders, in and to all of its right, title and interest in and to the Reserve Fund including the Initial Reserve Fund Deposit and all additional deposits therein and all proceeds of the foregoing, including, without limitation, all other amounts and investments held from time to time in the Reserve Fund (whether in the form of deposit accounts, Physical Property, book-entry securities, security  entitlements  (as  defined  in Section  8-102(a)(12)  of the UCC)
     uncertificated securities, financial assets (as defined in Section 8-102(a)(9) of the UCC), any other investment property (as defined in
     Section 9-115 of the UCC) or otherwise) and solely for the purpose of providing for distributions and payments pursuant to Section 5.11 to the foregoing Persons provided for in Section 5.05(c), this Section 5.07 and
     Section 5.12; (all of the foregoing, subject to the limitations set forth below, the "Reserve Fund Property"), to have and to hold all the aforesaid property, rights and privileges unto the Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section 5.07. The Trustee hereby acknowledges such pledge and accepts the trust hereunder and shall hold and distribute the Reserve Fund Property in accordance with the terms and provisions of this Section 5.07 and Section 5.12.

               (c) (i) Amounts held in the Reserve Fund shall be invested in Eligible Investments, in accordance with written instructions from the Depositor, and such investments shall not be sold or disposed of prior to their maturity but shall mature as provided therein; provided, that each such investment shall mature no later than one Business Day prior to the applicable Distribution Date. All such investments shall be made in the name of the Trustee or its nominee, and all income and gain realized thereon shall be deposited by the Trustee into the Reserve Fund when received by the Trustee and shall be held as part of the Reserve Fund Property. Notwithstanding the foregoing, the Reserve Fund may contain at any time uninvested cash in an amount not to exceed the maximum amount insured by the FDIC without giving rise to any obligation to withdraw such cash from the Reserve Fund. Realized losses, if any, on investment of the Reserve Fund Property shall be charged first against undistributed investment earnings attributable to the Reserve Fund Property and then against the Reserve Fund Property.

               (ii) With respect to the Reserve Fund Property, the Depositor and the Trustee agree that:

                    (A) Subject to the provisions of Section 5.07(a), any Reserve Fund Property that is held in deposit accounts shall be held solely in the name of the Trustee, as collateral agent, at one or more depository institutions in an Eligible Account. Each such deposit account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto.

                    (B) Any Reserve  Fund  Property  that  constitutes  Physical
               Property shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Trustee so as to continuously establish control (as defined in Section 8-106 of the UCC) thereof by the Trustee.

                    (C) Any Reserve Fund Property that is a book-entry  security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Reserve Fund Property as described in such paragraph so as to continuously establish control (as defined in Section 8-106 of the UCC) thereof by the Trustee.

                    (D) Any Reserve Fund Property which is an investment property (as defined in Section 9-115 of the UCC) and that is not governed by clause (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominee's) ownership of such security so as to continuously establish control (as defined in Section 8-106 of the UCC) thereof by the Trustee.

                    (E) Subject to the provisions of Section 5.12, the Depositor, as the owner of the Reserve Fund, shall, after payment of amounts due the Trustee and the Supervisory Servicer, be entitled to the distribution of any funds remaining therein upon the termination of this Agreement.

     Section 5.07A. Capitalized Interest Account.

          (a) The Trustee shall establish the Capitalized Interest Account which shall not be a part of the Trust, but instead shall be held for the benefit of the Trustee and the Certificateholders, which Capitalized Interest
     Account shall be a separate trust account, which shall be an Eligible Account, established in the name of the Trustee and in the Trust Department of the Trustee and maintained with the Trustee; provided, that in the event that the Capitalized Interest Account ceases to be an Eligible Account, the Trustee shall immediately transfer all funds held therein to a new Eligible Account. The Depositor and the Trustee acknowledge that any amounts on deposit in the Capitalized Interest Account (and any reinvestment earnings thereon) shall be owned directly by the Depositor, and such parties hereby agree to treat the same as assets (and investment earnings) of the Depositor for federal income tax purposes. The Capitalized Interest Account shall be funded in the amount of the Capitalized Interest Amount and shall be maintained pursuant to this Section 5.07A.

          (b) In order to provide for the prompt payment to the Trustee and the Certificateholders in accordance with Section 5.05(c), to give effect to the subordination provided for herein, and to assure availability of the amounts on deposit in the Capitalized Interest Account, the Depositor, on behalf of itself and its successors and assigns, subject to the terms and conditions hereof, hereby pledges, conveys and grants a security interest to the Trustee, as collateral agent, and its successors and assigns, for and on behalf of the Certificateholders, in and to all of its right, title and interest in and to the Capitalized Interest Account including the Capitalized Interest Amount and all proceeds of the foregoing, including, without limitation, all other amounts and investments held from time to time in the Capitalized Interest Account (whether in the form of deposit accounts, Physical Property, book-entry securities, security entitlements (as defined in Section 8-102(a)(12) of the UCC) uncertificated securities, financial assets (as defined in Section 8-102(a)(9) of the UCC), any other investment property (as defined in Section 9-115 of the UCC) or otherwise) and solely for the purpose of providing for distributions and payments pursuant to Section 5.11 to the foregoing Persons provided for in Section 5.05(c) and this Section 5.07A; (all of the foregoing, subject to the limitations set forth below, the "Capitalized Interest Property"), to have and to hold all the aforesaid property, rights and privileges unto the Trustee, its successors and assigns, in trust for the uses and purposes, and subject to the terms and provisions, set forth in this Section 5.07A. The Trustee hereby acknowledges such pledge and accepts the trust hereunder and shall hold and distribute the Reserve Fund Property in accordance with the terms and provisions of this Section 5.07A.

               (c) (i) Amounts held in the Capitalized Interest Account shall be invested in Eligible Investments, in accordance with written instructions from the Depositor, and such investments shall not be sold or disposed of prior to their maturity but shall mature as provided therein; provided, that each such investment shall mature no later than one Business Day prior to the applicable Distribution Date. All such investments shall be made in the name of the Trustee or its nominee, and all income and gain realized thereon shall be deposited by the Trustee into the Capitalized Interest Account when received by the Trustee and shall be held as part of the Capitalized Interest
          Property. Notwithstanding the foregoing, the Capitalized Interest Account may contain at any time uninvested cash in an amount not to exceed the maximum amount insured by the FDIC without giving rise to any obligation to withdraw such cash from the Capitalized Interest Account. Realized losses, if any, on investment of the Capitalized
          Interest Property shall be charged first against undistributed investment earnings attributable to the Capitalized Interest Property and then against the Capitalized Interest Property.

               (ii) With respect to the Capitalized Interest Property, the Depositor and the Trustee agree that:

                    (A) Subject to the provisions of Section 5.07A(a), any Capitalized Interest Property that is held in deposit accounts shall be held solely in the name of the Trustee, as collateral agent, at one or more depository institutions in an Eligible Account. Each such deposit account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto.

                    (B) Any Capitalized Interest Property that constitutes Physical Property shall be delivered to the Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Trustee or a securities intermediary (as such term is defined in Section 8-102(a)(14) of the UCC) acting solely for the Trustee so as to continuously establish control (as defined in Section 8-106 of the UCC) thereof by the Trustee.

                    (C) Any Capitalized  Interest  Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued book-entry registration of such Capitalized Interest Property as described in such paragraph so as to continuously establish control (as defined in Section 8-106 of the UCC) thereof by the Trustee.

                    (D) Any Capitalized Interest Property which is an investment property (as defined in Section 9-115 of the UCC) and that is not governed by clause (C) above shall be delivered to the Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Trustee, pending maturity or disposition, through continued registration of the Trustee's (or its nominee's) ownership of such security so as to continuously establish control (as defined in Section 8-106 of the UCC) thereof by the Trustee.

                    (E) The Depositor,  as the owner of the Capitalized Interest
               Account, shall be entitled to the distribution of any funds remaining therein upon the termination of this Agreement.

          (d) The Trustee shall use funds on deposit in the Capitalized Interest Account on a Distribution Date to fund any deficiency in amounts on deposit in the Revenue Fund available for the distribution of interest with respect to the Certificates during the Funding Period. The amount of funds withdrawn from the Capitalized Interest Account to fund such deficiency shall be transferred by the Trustee to the Certificate Account pursuant to
     Section 5.05(c).

          (e) To the extent that any funds remain in the Capitalized Interest Account after termination of the Funding Period, such funds shall be transferred on the following Determination Date to the Residual Interest Account and the Capitalized Interest Account shall thereafter be terminated and closed.

     Section 5.08. Use of Moneys in the Expense Account. The Trustee shall use funds in the Expense Account to (a) first, pay when due the fees, expenses and indemnities of the Persons specified and in the order of priority set forth in
Section 5.05(c) clauses First, Second and Fourteenth and (b) second, pay when due the other Administrative Expenses in accordance with an Officer's Certificate delivered by the Depositor to the Trustee.

     Section 5.09. Use of Moneys in the Residual Interest Account. On each Distribution Date and subsequent to all transfers and deposits by the Trustee pursuant to Section 5.05(c), the Trustee shall release the balance of the funds in the Residual Interest Account to the Depositor.

     Section 5.10. Pre-Funding Account.

          (a) The Trustee shall credit to the Pre-Funding Account, pursuant to an Officer's Certificate, an amount equal to $7,300,000.00 transferred thereto from the Issuance Fund representing a portion of the proceeds from the sale of the Certificates.

          (b) The Trustee shall use funds on deposit in the Pre-Funding Account on a Funding Date to acquire Subsequent Receivables. The amount of funds withdrawn from the Pre-Funding Account for the acquisition of Subsequent Receivables will be equal to the sum of (i) the additional Reserve Fund deposit as specified in Section 2.16 and (ii) the Receivables Purchase Price of the Subsequent Receivables, as of the applicable Cutoff Date reduced by the amount transferred to the Reserve Fund pursuant to preceding clause (i).

          (c) To the extent that any funds remain in the Pre-Funding Account after termination of the Funding Period, such funds in an amount representing the amount deposited therein on the Closing Date less the aggregate principal balance of Subsequent Receivables conveyed to the Trust shall be transferred to the Certificate Account and distributed to the Certificateholders on the Distribution Date occurring after termination of the Funding Period (a "Refunding Event") thus resulting in a reduction in the Aggregate Current Stated Principal Balance of the Certificates. Any remaining balance in the Pre-Funding Account shall be transferred to the Revenue Fund. Upon transfer of the remaining funds, the Pre-Funding Account shall be terminated and closed.

     Section 5.11. Certificate Distributions.

          (a) On each Distribution Date, the Trustee shall make the following distributions in the following order of priority from amounts then on deposit in the Certificate Account, based on the written report provided by the Supervisory Servicer:

               (i) from the Certificate Account, an amount equal to the Class A Certificate Interest and any Class A Carryover Interest, shall be distributed to the Class A Certificateholders;

               (ii) from the Certificate Account, an amount equal to the Class B Certificate Interest and any Class B Carryover Interest, shall be distributed to the Class B Certificateholders;

               (iii) from the Certificate Account, an amount equal to the Class C Certificate Interest and any Class C Carryover Interest, shall be distributed to the Class C Certificateholders;

               (iv) from the Certificate Account, an amount equal to the Class D Certificate Interest and any Class D Carryover Interest, shall be distributed to the Class D Certificateholders;

               (v) from the Certificate Account, an amount equal to the Class A Principal Distribution Amount and any Class A Principal Carryover Shortfall shall be distributed to the Class A Certificateholders;

               (vi) from the Certificate Account, an amount equal to the Class B Principal Distribution Amount and any Class B Principal Carryover Shortfall shall be distributed to the Class B Certificateholders;

               (vii) from the Certificate Account, an amount equal to the Class C Principal Distribution Amount and any Class C Principal Carryover Shortfall shall be distributed to the Class C Certificateholders;

               (viii) from the Certificate Account, an amount equal to the Class D Principal Distribution Amount and any Class D Principal Carryover Shortfall shall be distributed to the Class D Certificateholders;

          (b) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the Outstanding Certificates of such Class in proportion to the Percentage Interests evidenced thereby. The Trustee shall distribute to each Certificateholder of record on the preceding Record Date either (i) by wire transfer, in immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Trustee appropriate written instructions three (3) Business Days prior to the Record Date and such
     Certificateholder's Certificates in the aggregate evidence an initial denomination of not less than $1,000,000 (which instructions may remain in effect for subsequent Distribution Dates, or, (ii) if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register, the amounts to be distributed to such Certificateholder pursuant to such Certificateholder's Certificates. So long as any Class of Certificates is held in book-entry form, the Trustee shall make all distributions with respect thereto by wire transfer to the Securities Depository holding such Certificates.

     Section 5.12. Use of Moneys in the Reserve Fund. The Trustee shall deposit into the Reserve Fund funds as described herein and any other funds received from or on behalf of the Depositor for deposit therein. In addition to the uses and purposes set forth in Section 5.05(c) hereof, the Trustee shall use funds in the Reserve Fund for any one or more of the following purposes and in the following order of priority of payment: (i) on the Business Day immediately prior to optional repurchase of all Receivables pursuant to Article VI, to transfer (A) to the Certificate Account to pay accrued Class A Certificate Interest, Class B Certificate Interest, Class C Certificate Interest and Class D

Certificate Interest, and (ii) on each Distribution Date to the Residual Interest Account, an amount equal to all cash amounts held in the Reserve Fund, if any, in excess of the Reserve Fund Requirement (after giving effect to any withdrawals from or deposits to the Reserve Fund on such Distribution Date) but only after amounts then payable for the First through Fourteenth priority of distribution set forth in Section 5.05(c) hereof have been paid. Upon termination of this Agreement, any amounts on deposit in the Reserve Fund, after payment of all amounts due to the Trustee, the Supervisory Servicer, the Servicer and the Certificateholders, shall be paid to the Depositor.

     Section 5.13. Statements to Certificateholders; Tax Returns. Within forty-five (45) days after the end of each calendar year, the Depositor shall cause the Servicer to furnish (or if the Supervisory Servicer shall become the Servicer, the Depositor shall furnish) to each Person who at any time during such calendar year was a Certificateholder of record and received any distribution thereon (a) a report as to the aggregate of amounts distributed during such calendar year to each such Certificateholder allocable to principal and allocable to interest for such calendar year or applicable portion thereof during which such Person was a Certificateholder and (b) such information required by the Code and regulations thereunder, to enable such Certificateholders to prepare their federal and state income tax returns. Within thirty days after the end of each calendar year, the Depositor shall cause the Servicer to furnish to the Depositor a statement containing such of the information provided pursuant to this Section 5.13 as relates to payments to the Depositor, aggregated for such calendar year. The Certificateholders and the Depositor acknowledge that the Certificates represent undivided interests in the Receivables subject to the retention by the Depositor of a series of stripped coupons as described in Section 1286 of the Code.

     The Depositor shall cause a firm of Independent Public Accountants to prepare all tax returns required to be filed by the Depositor. The Trustee, upon reasonable written request, shall furnish the Depositor with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Depositor.

     Section 5.14. Reports by Trustee. The Trustee shall deliver to the Depositor and the Servicer, within five (5) Business Days after the end of each Collection Period, a written statement setting forth the amount of the Reserve Fund and the identity of the investments included in such fund. Without limiting the generality of the foregoing, the Trustee shall, upon the written reasonable request of the Depositor, promptly transmit to the Depositor copies of all accountings of, and information with respect to, the Reserve Fund, investments thereof, and payments thereto and therefrom.

     Section 5.15. Final Balances. Upon final distribution of all principal and interest with regard to the Certificates, all reasonable fees, charges and other expenses, such as fees and expenses of the Trustee, or upon the making of adequate provisions for the payment of such amounts as permitted hereby, including payment of all obligations, all moneys remaining in the Reserve Fund, except moneys necessary to make distributions equal to such amounts and principal and interest with respect to the Certificates, which moneys shall be held and disbursed by the Trustee pursuant to this Article V, shall be remitted to the Depositor.

     Section 5.16. Financial Statements. The Depositor will deliver or cause to be delivered, in duplicate, to the Rating Agency, the Certificateholders, the Supervisory Servicer, the Seller, the Placement Agent and the Trustee:

          (a) as soon as available, but in no event later than 50 days after the end of each fiscal quarter of the Servicer (commencing with the quarter ending March 31, 1997), (i) an unaudited balance sheet and income statement (prepared in accordance with generally accepted accounting principles applied on a consistent basis, other than the absence of notes, and subject to year end adjustments) for the Servicer and its consolidated subsidiaries covering the preceding quarter, in each case certified by an Authorized Officer of each of such Person to be true, accurate and complete copies of such financial statements and (ii) an Officer's Certificate of the Servicer certifying as to (A) the existence or nonexistence of an Event of Servicing Default and (B) the compliance with financial covenants contained herein; and

          (b) on or before ninety-five (95) days after the end of each fiscal year of the Servicer (commencing with the fiscal year ending December 30,
     1996) (i) the  financial  statements  of the Servicer and its  consolidated subsidiaries containing a report of a firm of Independent Public Accountants selected by the Servicer, to the effect that such firm has audited the financial statements of the Servicer and its consolidated subsidiaries and that, on the basis of such audit conducted in accordance with generally accepted audit standards, such financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of the Servicer and its consolidated subsidiaries and (ii) an Officer's Certificate of the Servicer certifying as to (A) the existence or nonexistence of an Event of Servicing Default and (B) the compliance with financial covenants contained herein; and

          (c) as soon as practicable, but in any event within 120 days after the end of each fiscal year, an annual review of the Servicer's management personnel, procedures and operations in form and substance reasonably satisfactory to the Supervisory Servicer, prepared by the same firm of Independent Public Accountants which prepared the balance sheet and financial statements required under the preceding clause (b), dated as of December 30 of each year beginning December 30, 1996 and substantially stating to the effect that (A) such accountants have examined the accounts and records of the Servicer relating to the Trust Property (which records shall be described in one or more schedules to such statement), (B) such firm has compared the information contained in the Servicer reports delivered in the relevant period with information contained in the accounts and records for such period, and (C) on the basis of the procedures performed, whether (1) the information contained in the Servicer's reports delivered on the relevant period reconciles with the information contained in the accounts and records or (2) the accounts and records of the Servicer related to the Trust Property agree to the respective source documents except for such exceptions as the accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement; and

          (d) to the extent not covered in subsections (a), (b) and (c) above, as soon as practicable and in any event within five (5) days after such filing, any financial reports filed by the Servicer with the Securities and Exchange Commission; and

          (e) prompt notice of any change in the Servicer's fiscal year; and

          (f) except to the extent specifically provided in this Agreement or the Servicing Agreement, neither the Supervisory Servicer nor the Trustee shall have any responsibility to review or any liability whatsoever for the review of and/or reporting to the Certificateholders or otherwise of the results of any financial statements received by the Supervisory Servicer or the Trustee under this Section 5.16.

     Notwithstanding  paragraphs  (a) and (b)  above,  if  Texas  Commerce  Bank
National Association is acting as the Successor Servicer, the financial statements of the Servicer specified therein need not be delivered.

                                   ARTICLE VI

                        OPTIONAL PURCHASE OF RECEIVABLES

     The Depositor shall have the option to purchase the corpus of the Trust on the Distribution Date following the last day of any Collection Period as of which the Aggregate Receivable Balance as a percentage of the Original
Receivable Balance shall be less than or equal to the Optional Purchase Percentage. To exercise such option, the Depositor shall (a) give notice to the Trustee and the Certificateholders not less than 30 days prior to the Distribution Date on which such purchase is to be effected and (b) on or before such Distribution Date, deposit in the Revenue Fund an amount equal to the Repurchase Price for the Receivables and the appraisal value of any other property held by the Trust. After payment of such amounts, the Depositor shall succeed to all interests in and to the Trust Property.

                                   ARTICLE VII

                                   THE TRUSTEE

     Section 7.01. Duties of Trustee.

          (a) If the Trustee has  received  written  notice  pursuant to Section
     7.02 or a Responsible Officer shall otherwise have actual knowledge that an Event of Servicing Default or an Event of Insolvency has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          (b) Except during the occurrence and continuance of such an Event of Servicing Default or an Event of Insolvency:

               (i) The Trustee need perform only those duties that are specifically set forth in this Agreement and no others and no implied covenants or obligations of the Trustee shall be read into this Agreement.

               (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement. The Trustee shall, however, examine such certificates and opinions to determine whether they conform on their face to the requirements of this Agreement but the Trustee shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.

          (c) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own misconduct, except that:

               (i) This paragraph does not limit the effect of subsection (b) of this Section 7.01.

               (ii) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

               (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it from the Certificateholders in accordance with this Agreement or for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

               (iv) Except in connection with the performance of its obligations under Section 3.05(b) hereof, the Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or otherwise to perfect or to maintain the perfection of any security interest in any Receivable.

          (d) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it; provided, however, that nothing in this Section 7.01(d) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Agreement or otherwise in the event of the Depositor's failure to pay the Trustee's fees and expenses pursuant to Section 7.07. In having reasonable grounds for believing that such repayment or indemnity is not assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Depositor but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Property pursuant to Sections 7.07 and 5.08 hereof.

          (e) Every provision of this Agreement that in any way relates to the Trustee is subject to the provisions of this Section 7.01.

          (f)  The  provisions  of  subsections  (a),  (b),  (c) and (d) of this
     Section 7.01 shall apply to any co-trustee or separate trustee appointed by the Depositor and the Trustee pursuant to Section 7.13 hereof.

          (g) Money held in trust by the Trustee need not be segregated from other trust funds held by the Trustee except to the extent required by law.

          (h) The Trustee shall provide on a timely basis all information reasonably requested by the Supervisory Servicer to enable the Supervisory Servicer to conduct such tests and complete such reports as are specified in the Servicing Agreement.

          (i) The permissive right of the Trustee to take actions enumerated in this Agreement shall not be construed as a duty and the Trustee shall not be answerable for other than its gross negligence or willful misconduct.

          (j) The Trustee shall not in any way be held liable by reason of any insufficiency in any account held by the Trustee resulting from any loss experienced on any Receivables.

          (k) In no event shall the Trustee be required to take any action that conflicts with any of the provisions of this Agreement or with the Trustee's fiduciary duties or that adversely affect its rights and immunities hereunder.

          (l) The Trustee shall send to the Rating Agency, the Placement Agent and the Depositor on each Distribution Date a certificate from a Responsible Officer stating that except as described in such certificate, he or she has not received any notice of, and to the best of his or her actual knowledge, no Event of Servicing Default or Event of Insolvency has occurred and is continuing. Upon discovery by the Trustee of the occurrence of an Event of Servicing Default or an Event of Insolvency or receipt of notice thereof, the Trustee shall provide notice thereof to the Rating
     Agency and the Depositor. In the event the Servicer or Supervisory Servicer, as applicable, does not provide to the Rating Agency all reports of the Servicer or the Supervisory Servicer, as the case may be, and all reports to the Certificateholders, upon request of the Rating Agency, the Trustee shall deliver promptly after request, copies of such Servicer reports as are in Trustee's possession to Certificateholders.

          (m) In no event shall the Trustee have any obligations or duties under or have any liabilities whatsoever to Certificateholders under the Employee Retirement Income Security Act of 1974, as amended.

     Section 7.02. Notice of Event of Insolvency or Event of Servicing Default. The Trustee shall not be required to take notice of or be deemed to have notice or knowledge of any Event of Servicing Default or an Event of Insolvency, unless specifically notified in writing at the address set forth in Section 12.04 or until a Responsible Officer shall have acquired actual knowledge of any Event of Servicing Default or an Event of Insolvency; provided, that the Trustee shall, on a monthly basis, deliver written notice to the Rating Agency that, to its actual knowledge, no Event of Servicing Default has occurred.

     Section 7.03. Rights of Trustee.

          (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in any document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officer's Certificate or Opinion of Counsel.

          (c) The Trustee shall not be liable for any action it takes or omits to take or any action or inaction it believes in good faith to be authorized or within its rights or powers.

          (d) Except as provided in Sections 7.01(b) and 10.07 hereof, the Trustee shall not be bound to make any investigation into the facts of matters stated in any reports, certificates, payment instructions, opinion, notice, order or other paper or document unless the Trustee has actual knowledge to the contrary and has been furnished satisfactory indemnification.

          (e) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder. The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Agreement and the Certificates shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) To the extent that both the Servicer and Supervisory Servicer have the right to instruct the Trustee to act or refrain from acting, the Trustee shall be entitled to rely on the instructions of the Supervisory Servicer in the event of any conflicts or inconsistencies between the instructions of the Supervisory Servicer and those of the Servicer.

     Section 7.04. Not Responsible for Recitals, Issuance of Certificates or Application of Moneys as Directed. The recitals contained herein and in the Certificates, except the certificates of authentication on the Certificates, shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Property or as to the validity or sufficiency of the Trust Property or this Agreement or of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor of the proceeds of the Certificates. The Trustee shall not be liable to any Person for any money paid to the Depositor upon Depositor instruction or order, Servicer instruction or order or direction provided in a Servicer report contemplated by this Agreement.

     Section 7.05. May Hold Certificates. The Trustee or any agent of the Depositor, in its individual or any other capacity, may become the owner or pledgee of Certificates and may otherwise deal with the Depositor or any Affiliate of the Depositor with the same rights it would have if it were not Trustee or other agent.

     Section 7.06. Money Held in Trust. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Depositor and except to the extent of income or other gain on investments which are obligations of the Trustee, and income or other gain actually received by the Trustee on investments which are obligations of others.

     Section 7.07. Compensation and Reimbursement.

          (a) The Depositor agrees:

               (i) jointly and severally with the Seller, to pay the Trustee from time to time compensation for all services rendered by it hereunder as Trustee, Certificate Registrar, Custodian and Disbursing Agent with respect to the Certificates in accordance with the fee schedule contained in a fee letter from the Trustee to the Depositor. The Trustee's compensation shall not be limited by any law or compensation of a trustee of an express trust and the payment to the Trustee provided by Article V hereto shall constitute payment due with respect to such letter;

               (ii) jointly and severally with the Seller, except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Agreement (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and counsel and allocable costs of its in-house counsel); provided, however, in no event shall the Depositor or any Seller pay or reimburse the Trustee or its agents or counsel, including in-house counsel, for any expenses and disbursements incurred or made by the Trustee in connection with any action or inaction on the part of the Trustee for which a court of competent jurisdiction has found the Trustee to be negligent;

               (iii) jointly and severally with the Seller, to indemnify the Trustee and its officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim in connection with the exercise or performance of any of its powers or duties hereunder; provided, however, that:

                    (A) with  respect to any such claim the  Trustee  shall have given the Depositor and the Seller written notice thereof promptly after the Trustee shall have actual knowledge thereof, provided, that failure to notify shall not relieve the parties of their obligations hereunder;

                    (B) while maintaining absolute control over its own defense, the Trustee shall cooperate and consult fully with the Depositor and the Seller in preparing such defense;

                    (C) notwithstanding anything to the contrary in this Section
               7.07(a)(iii), neither the Depositor nor the Seller shall be liable for settlement of any such claim by the Trustee entered into without the prior consent of the Depositor and the Seller, which consent shall not be unreasonably withheld or delayed; and

                    (D) the Trustee,  its  officers,  directors,  employees  and agents, as a group, shall be entitled to counsel separate from the Depositor and the Seller; to the extent the Depositor's or the Seller' interests are not adverse to the interests of the Trustee, its officers, directors, employees or agents, the Trustee may agree to be represented by the same counsel as the Seller or the Depositor.

                    Such payment obligations and  indemnification  shall survive discharge of the Agreement. The Trustee's expenses are intended as expenses of administration.

          (b) The Trustee shall on each Distribution Date deduct payment of its fees and expenses hereunder from moneys in the Expense Account pursuant to Sections 5.05 and 5.08; provided, however, that in no event shall the Trustee's expenses paid from the Trust Property exceed 4.0% of the annual Trustee Fee.

          (c) The Depositor agrees to assume and to pay, and to indemnify, defend and hold harmless the Trustee and the Certificateholders from any liabilities associated with the Trust Property including, but not limited to, taxes which may at anytime be asserted with respect to, and as of the date of, the conveyance of the Trust Property to the Trustee, including, without limitation, any sales, gross receipts, general corporation, personal property, privilege or license taxes (but with respect to the Certificateholders only, not including any federal, state or other taxes arising out of the creation of the issuance of the Certificates or distributions with respect thereto) and costs, expenses and reasonable counsel fees in defending against the same. The assumption of liabilities hereunder is intended to confer on the Depositor the same direct and primary liability as would apply to a general partner of a limited partnership organized under the laws of the State of Delaware. Nothing herein is intended to create any obligation by the Depositor to make any payment with respect to the Certificates, except as expressly provided herein.

     Section 7.08. Eligibility; Disqualification. The Trustee shall always have a combined capital and surplus as stated in Section 7.09, and shall always be a bank or trust company organized under the laws of the United States or any state thereof which is a member of the Federal Reserve System.

     Section 7.09. Trustee's Capital and Surplus. The Trustee and/or its parent shall at all times have a combined capital and surplus of at least $50,000,000. If the Trustee publishes annual reports of condition of the type described in
Section 310(a)(2) of the Trust Indenture Act of 1939, as amended, its combined capital and surplus for purposes of this Section 7.09 shall be as set forth in the latest such report.

     Section 7.10. Resignation and Removal; Appointment of Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Section 7.10 shall become effective until the acceptance of appointment by the successor Trustee under Section 7.11.

          (b) The Trustee may resign at any time by giving written notice thereof to the Depositor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Certificateholders representing more than fifty percent (50%) of the Aggregate Current Stated Principal Balance of the Outstanding Certificates, delivered to the Trustee and to the Depositor.

          (d) If at any time  the  Trustee  shall  cease  to be  eligible  under
     Section 7.08 or 7.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Depositor by an Depositor Order may remove the Trustee, or (ii) any Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          If the Trustee shall be removed pursuant to Section 7.10(c) or (d) and no successor Trustee shall have been appointed and accepted appointment within 30 days of the date of removal, the removed Trustee may petition any court of competent jurisdiction for appointment of a successor Trustee acceptable to the Rating Agency and Certificateholders representing 50% of Current Stated Principal Balance.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Depositor by a Depositor Order shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Trustee acceptable to the Rating Agency shall be appointed by Act of the Certificateholders representing more than fifty percent (50%) of the Aggregate Current Stated Principal Balance of the Outstanding Certificates delivered to the Depositor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Depositor. If no successor Trustee shall have been so appointed by the Depositor or the Certificateholders and shall have accepted appointment in the manner hereinafter provided, any Certificateholder who has been a bona fide Certificateholder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Depositor shall give to the Certificateholders notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          (g) The provisions of this Section 7.10 shall apply to any co-trustee or separate trustee appointed by the Depositor and the Trustee pursuant to
     Section 7.13 hereof.

     Section 7.11. Acceptance of Appointment by Successor.

          (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its fees, expenses and other charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of any such successor Trustee, the Depositor shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under Sections 7.08 and 7.09.

          (c) Notwithstanding the replacement of the Trustee, the obligations of the Depositor pursuant to Section 7.07 shall continue for the benefit of the retiring Trustee.

     Section 7.12. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation or national banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation, bank, trust company or national banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation, bank, trust company or national banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder if such corporation, bank, trust company or national banking association shall be otherwise qualified and eligible under Section 7.08 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Certificates so authenticated with the same effect as if such successor Trustee had authenticated such Certificates.

     Section 7.13. Co-trustees and Separate Trustees.

          (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Property may at the time be located, the Depositor and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Certificateholders representing more than fifty percent (50%) of the Aggregate Current Stated Principal Balance of the Outstanding Certificates, the Depositor shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.13. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Insolvency has occurred and is continuing, the Trustee alone shall have power to make such appointment.

          (b) Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

          (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

               (i) The Certificates shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

               (ii) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed solely by such co-trustee or separate trustee.

               (iii) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Depositor evidenced by an Depositor Order, may accept the resignation of, or remove, any co-trustee or separate trustee appointed under this Section 7.13, and, in case an Event of Insolvency has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Trustee, the Depositor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.13.

               (iv) No co-trustee or separate trustee hereunder shall be financially or otherwise liable by reason of any act or omission of the Trustee, or any other such trustee hereunder, and the Trustee shall not be financially or otherwise liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.

               (v) Any Act of Certificateholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 7.14. Books and Records. The Trustee agrees to provide to the Certificateholders the right during normal business hours upon prior reasonable notice in writing to inspect its books and records insofar as the books and records relate to the functions and duties of the Trustee pursuant to this Agreement.

     Section 7.15. Control by Certificateholders. With Certificateholder Approval and upon the Trustee being adequately indemnified in writing to its satisfaction, the Certificateholders shall have the right to direct the Trustee with respect to any action or inaction by the Trustee hereunder, the exercise of any trust or power conferred on the Trustee, or the conduct of any proceeding for any remedy available to the Trustee with respect to the Certificates or the Trust Property provided that:

          (a) such direction shall not be in conflict with any rule of law or with this Agreement or expose the Trustee to financial or other liability or be unduly prejudicial to the Certificateholders not joining therein;

          (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (c) except as expressly provided otherwise herein, the Trustee shall have the authority to take any enforcement action which it reasonably deems to be necessary to enforce the provisions of this Agreement.

     Section 7.16. Suits for Enforcement. If an Event of Insolvency or Event of Servicing Default shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of any Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or any Certificateholders, but in no event shall the Trustee be liable for any failure to act in the absence of direction from the Certificateholders as contemplated by Section 7.15 hereof.

     Section 7.17. Certificateholder Characterization. The Certificateholders acknowledge and agree to treat the Certificates as undivided interests in the Trust Property, subject to the retention by the Depositor of a series of stripped coupons, as described in Section 1286 of the Code. The Depositor, the Seller, the Trustee and each Certificateholder hereby agrees to file all tax returns and associated forms and reports in a manner consistent with the foregoing characterization of the Certificates as representing an undivided interest in the Receivables.

     Section 7.18. Documents Held by the Trustee as Custodian; Indication of Depositor Ownership; Inspection and Release of Custodian Files.

          (a) The Trustee, upon the execution and delivery of this Agreement, is hereby irrevocably appointed as custodian, and hereby accepts such appointment, to hold and maintain physical possession of the Custodian Files (in such capacity together with its successors in such capacity, the "Custodian"). The Custodian Files are to be delivered to the Custodian by or on behalf of the Seller within ten (10) Business Days following the Closing Date or Funding Date, as the case may be, with respect to each Receivable acquired on the Closing Date or Funding Date. The Depositor shall cause the Seller (i) on or prior to the Closing Date, to file or cause to be filed, appropriate Perfection UCC's and Termination Statements with respect to the Trust Property conveyed hereunder and (ii) to deliver date stamped copies of the Perfection UCC's and Termination Statements to the Custodian within 30 days of the Closing Date or Funding Date, as the case may be.

          (b) Within five Business Days of its receipt of the original Contracts, the Custodian shall stamp each such Contract with language substantially as follows: This contract has been sold, transferred and assigned to Western Fidelity Finance, Inc. (the "Purchaser") and the Purchaser has sold, transferred and assigned all of its right, title and interest in this contract to the Trustee for the benefit of the Certificateholders.

          (c) The Custodian shall (i) within 120 days after the Closing Date or Funding Date, as the case may be, review 100% of the Custodian Files to verify the presence of an original certificate of title with respect to each Receivable, and (ii) within 45 days after the Closing Date or Funding Date, as the case may be, review its files to determine that the Perfection UCCs and Termination Statements have been delivered to the Custodian. The Custodian shall, within five (5) Business Days of each of the foregoing inspections, deliver a Trustee Receipt to the Placement Agent, the Rating

     Agency, the Supervisory Servicer, the Seller, the Depositor and the Certificateholders. With respect to any Receivable for which any of the foregoing documents has not been delivered to the Custodian or corrected before delivery by the Custodian of a Trustee Receipt with respect to such Custodian File, the Depositor shall remove or cause the removal of the Nonconforming Receivable from the Trust Property, and the Depositor shall cause the Seller to repurchase such Nonconforming Receivable and deposit the Repurchase Price in the Collection Account pursuant to Section 2.15 hereof. Other than the reviews set forth in this paragraph, the Custodian shall have no duty or obligation to review any of the Custodian Files.

          (d) The Custodian agrees to maintain the Custodian Files which are delivered to it at the offices of the Custodian as shall from time to time be identified to the Trustee by written notice. Subject to the foregoing, the Trustee may temporarily move individual Custodian Files or any portion thereof without notice as necessary to allow the Servicer to conduct collection and other servicing activities in accordance with its customary practices and procedures. The Depositor shall cause the Servicer and each Successor Servicer to take whatever actions are required subject to the other provisions of the Servicing Agreement, including, but not limited to, the filing of financing statements, as a result of relocating the Custodian Files, if any, to maintain the perfection of the Trustee's and the Certificateholders' right, title and interest in and to the Receivables and the Custodian Files.

          (e) The Custodian shall have and perform the following powers and duties:

               (i) hold the Custodian Files for the benefit of all present and future Certificateholders, and maintain a current inventory thereof;

               (ii) carry out such policies and procedures in accordance with its customary actions with respect to the handling and custody of the Custodian Files so that the integrity and physical possession of the Custodian Files will be maintained; and

               (iii) promptly release the original Receivable or the original certificate of title to a Financed Vehicle then held by it to the Servicer upon receipt of a written request for release of documents certified by an officer of the Servicer, substantially in the form of Exhibit D to the Servicing Agreement, with respect to the matters therein; provided, however that the Custodian shall be deemed to have received proper instructions with respect to the Custodian Files upon its receipt of written instructions from the Servicer in the form of Exhibit D to the Servicing Agreement.

          In performing its duties as custodian, the Custodian agrees to act with reasonable care, using that degree of skill and care that it exercises with respect to similar contracts owned or held by it.

          (f) With respect to all Receivables released from the Trust, the Trustee shall assign, without recourse, representation or warranty, to the appropriate Person as directed by the Depositor all the Trustee's right, title and interest in and to such Receivable and Trust Property appurtenant thereto, such assignment being in the form as prepared by the Servicer and acceptable to the Trustee. Such Person will thereupon own such Receivable and related Trust Property appurtenant thereto free of any further obligation to the Trustee or the Certificateholders with respect thereto. The Trustee shall also execute and deliver all such other instruments or documents as shall be reasonably requested by any such Person to be required or appropriate to effect a valid transfer of title to a Receivable and the Trust Property appurtenant thereto.

                                  ARTICLE VIII

                               EVENT OF INSOLVENCY

     Section 8.01. Event of Insolvency.

          (a) If the Depositor shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, marshalling of assets and liabilities or similar proceedings or relating to the Depositor or relating to all or substantially all of the property of the Depositor, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, marshalling of assets and liabilities or similar proceedings shall have been entered against the Depositor; or the Depositor shall admit in writing its inability to pay all or substantially all of its debts generally as they become due, file a petition or have a petition filed against it to take advantage of any applicable insolvency or reorganization statute or make an assignment of all or substantially all of its property for the benefit of its creditors and, any such event shall be continuing and Certificateholders constituting Certificateholder Approval shall have directed the Trustee to declare an event of insolvency (an "Event of Insolvency"), the Trustee shall in its discretion do one of the following (unless such direction shall specify otherwise):

               (i) institute proceedings for the collection of all amounts then distributable on the Certificates or under this Agreement, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Property moneys adjudged due;

               (ii) sell the Trust Property or any portion thereof or rights or interests therein at one or more public or private sales called and conducted in any manner permitted by law;

               (iii) institute proceedings from time to time for the complete or partial disposition of the Trust Property; or

               (iv) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Certificateholders hereunder.

          (b) Notwithstanding the foregoing, the Trustee shall have no authority to perform any act which, if consummated, would cause the Trust to fail to be characterized as a grantor trust for federal income tax purposes. Moreover, the Trustee shall have no authority to perform any act which would be inconsistent with the treatment of the Trust as owner of the Receivables for federal income tax purposes.

     Section 8.02. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial proceeding relative to the Depositor or any other obligor upon the Certificates or the property of the Depositor or of such other obligor or their creditors, the Trustee (irrespective of whether the Certificates shall then be due and payable as therein expressed or by declaration or otherwise) shall be entitled and empowered, by intervention in such proceeding or otherwise, to

          (a) file and prove a claim for the whole amount owing and unpaid in respect of the Certificates issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Certificateholders allowed in such proceeding, and

          (b) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such proceeding is hereby authorized by each Certificateholder to make such distributions to the Trustee and, in the event that the Trustee shall consent to the making of such distributions directly to the Certificateholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize and consent to or accept or adopt on behalf of any Certificateholder any plan of reorganization, arrangement, adjustment, or composition affecting any of the Certificates or the rights of any Certificateholder thereof, or to authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

     Section 8.03. Trustee May Enforce Claim Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee for the benefit of the Certificateholders, and any recovery of judgment shall be applied first, to the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof and, second, for the ratable benefit of the Certificateholders.

     Section 8.04. Knowledge of Trustee. Any references herein to the knowledge, discovery or learning of the Trustee shall mean and refer to a Responsible Officer of the Trustee; provided, that the Trustee shall from time to time notify the Depositor of the name or names of Responsible Officers.

                                   ARTICLE IX

                                   [RESERVED]

                                    ARTICLE X

                             SUPPLEMENTAL AGREEMENTS

     Section 10.01. Supplemental Agreements Without Certificateholder Approval.

          (a) Without the consent of the Certificateholders, the Depositor and the Trustee, when authorized by an Depositor Order, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

               (i) to correct, amplify or add to the description of any property at any time subject to the lien of this Agreement, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Agreement, or to subject to the lien of this Agreement additional property;

               (ii) to evidence the succession of another Person to either the Depositor or the Trustee, and the assumption by any such successor of the covenants of the Depositor or the Trustee contained herein and in the Certificates;

               (iii) to add to the covenants of the Depositor or the Trustee, for the benefit of the Certificateholders or to surrender any right or power herein conferred upon the Depositor; or

               (iv) to effect any matter specified in Section 10.07 hereof.

          (b) Promptly after the execution by the Depositor and the Trustee of any supplemental agreement pursuant to this Section 10.01, the Trustee shall mail to the Certificateholders and the Rating Agency a copy of such supplemental agreement. Any failure of the Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental agreement.

          (c) Notwithstanding anything herein to the contrary, the Trustee shall have no power to perform any act which, if consummated, would cause the Trust to fail to be characterized as a grantor trust for federal income tax purposes.

     Section 10.02. Supplemental Agreements With Consent of Certificateholders.

          (a) With the consent of each Certificateholder affected thereby and written confirmation from the Rating Agency that the ratings then assigned to the Certificates will not be downgraded, the Depositor and the Trustee, when authorized by an Depositor Order, may enter into an agreement or agreements supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Agreement or of modifying in any manner the rights of the Certificateholders under this Agreement for the following purposes:

               (i) change the Final Scheduled Distribution Date of the principal of any Certificate, or the due date of any distribution of interest on any Certificate, or reduce the principal amount thereof, or the interest rate thereon, change the place of distribution where, or the coin or currency in which any Certificate or any interest thereon is distributable, or impair the right to institute suit for the enforcement of the distribution of interest due on any Certificate on or after the due date thereof or for the enforcement of the distribution of the entire remaining unpaid principal amount of any Certificate on or after the maturity date thereof or change any provision of Article VI hereof;

               (ii) reduce the percentage of the Current Stated Principal Balance of the Outstanding Certificates, the consent of the Certificateholders of which is required to approve any such supplemental agreement, or the consent of the Certificateholders of which is required for any waiver of compliance with provisions of this Agreement or Events of Servicing Default hereunder or under the Servicing Agreement and their consequences provided for in this Agreement or for any other purpose hereunder;

               (iii) modify any of the provisions of this Section 10.02;

               (iv) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

               (v) permit the creation of any other lien with respect to any part of the Trust Property, terminate the lien of this Agreement or release any Trust Property at any time subject hereto or, except with respect to any action which would not have a material adverse effect on any Certificateholder (as evidenced by an Opinion of Counsel to such effect), deprive the Certificateholder of the security afforded by the lien of this Agreement.

               (b) With the consent of the Certificateholders constituting a majority of the Certificates by principal balance then Outstanding, the Depositor and the Trustee, when authorized by an Depositor Order, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form and substance satisfactory to the Trustee and the Rating Agency for the purpose of modifying, eliminating or adding to the provisions of this Agreement; provided, that such supplemental agreements shall not have any of the effects described in paragraphs (i) through (v) of Section 10.02(a) of this Agreement.

               (c) Promptly after the execution by the Depositor and the Trustee of any supplemental agreement pursuant to this Section 10.02, the Trustee shall mail to the Certificateholders and the Rating Agency a copy of such supplemental agreement. Any failure of the Trustee to mail such copy shall not, however, in any way impair or affect the validity of any such supplemental agreement.

               (d) Whenever the  Depositor or the Trustee  solicits a consent to any amendment or supplement to the Agreement, the Depositor or the Trustee shall fix a record date in advance of the solicitation of such consent for the purpose of determining the Certificateholders entitled to consent to such amendment or supplement. Only those Certificateholders at such record date shall be entitled to consent to such amendment or supplement whether or not such Certificateholders continue to be Holders after such record date. The date fixed as the record date shall be at least 30 days prior to the date the consents are due.

     Section 10.03. Supplemental Agreements Without Consent of Certificateholders. Without first obtaining the consent of any
Certificateholder, the Depositor and the Trustee, when authorized by an Depositor Order, may enter into an agreement or agreements supplemental hereto to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to amend any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action shall not adversely affect the interests of any Certificateholder.

     Section 10.04. Execution of Supplemental Agreements. In executing, or accepting the additional trusts created by, any supplemental agreement permitted by this Article X or the modifications thereby of the trusts created by this Agreement, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 10.05. Effect of Supplemental Agreements. Upon the execution of any supplemental agreement under this Article X, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.

     Section 10.06. Reference in Certificates to Supplemental Agreements. Certificates authenticated and delivered after the execution of any supplemental agreement pursuant to this Article X may, and if required by the Depositor shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental agreement. If the Depositor shall so determine, new Certificates so modified as to conform, in the opinion of the Trustee and the Depositor, to any such supplemental agreement may be prepared and executed by the Depositor and authenticated and delivered by the Trustee in exchange for Outstanding Certificates.

     Section 10.07. Trustee To Act on Instructions. Notwithstanding any provision herein to the contrary (other than Sections 8.01(b) and 10.02), in the event the Trustee is uncertain as to the intention or application of any provision of this Agreement or such intention or application is ambiguous as to its purpose or application, or is, or appears to be, in conflict with any other applicable provision hereof, or if this Agreement permits or does not prohibit any determination by the Trustee or is silent or incomplete as to the course of action which the Trustee is required or is permitted or may be permitted to take with respect to a particular set of facts or circumstances, the Trustee shall, at the expense of the Depositor, request and rely upon the following: (i) written instructions of the Depositor directing the Trustee to take certain actions or refrain from taking certain actions, which written instructions shall contain a certification that the taking of such actions or refraining from taking certain actions is in the best interest of the Certificateholders, and
(ii) a written statement from the Rating Agency that the proposed action or inaction will not have an adverse effect on the ratings then assigned to the Certificates. In such case, the Trustee shall have no liability to the Depositor or the Certificateholders for, and the Depositor hereby holds harmless the Trustee from, any liability, costs or expenses arising from or relating to any action taken by the Trustee acting upon such instructions, and the Trustee shall have no responsibility to the Certificateholders with respect to any such liability, costs or expenses.

                                   ARTICLE XI

                                   [RESERVED]

                                   ARTICLE XII

                                  MISCELLANEOUS

     Section 12.01. Compliance Certificates and Opinions; Furnishing of Information. Upon any application or request by the Depositor to the Trustee to take any action under any provision of this Agreement, the Depositor shall furnish to the Trustee a certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with or an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of certificates and Opinions of Counsel are specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or Opinion of Counsel need be furnished. The Trustee agrees to provide all information which may reasonably be requested by the Supervisory Servicer to enable the Supervisory Servicer to conduct all tests and to make all reports specified in the Servicing Agreement.

     Section 12.02. Form of Documents Delivered to Trustee.

          (a) If several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an Authorized Officer of the Depositor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by outside counsel, unless such Authorized Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or opinion or any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer of the Depositor, stating that the information with respect to such factual matters is in the possession of the Depositor or such Person, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, notes, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

          (d) Wherever in this Agreement, in connection with any application or certificate or report to the Trustee, it is provided that the Depositor or the Servicer shall deliver any document as a condition of the granting of such application, or as evidence of the Depositor's or the Servicer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such note or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Depositor to have such application granted or to the sufficiency of such note or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(b)(ii).

          (e) Wherever in this Agreement it is provided that the absence of the occurrence and continuation of an Event of Servicing Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Depositor, then notwithstanding that the satisfaction of such condition is a condition precedent to the Depositor's or the Trustee's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have actual knowledge of the occurrence and continuation of such Event of Servicing Default.

     Section 12.03. Acts of Certificateholders.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Depositor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Certificateholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section 12.03.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.

          (c) The ownership of Certificates shall be proved by the Certificate Register.

          (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificates shall bind the Holder of every Certificate issued upon the registration or transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Depositor in reliance thereon, whether or not notation of such action is made upon such Certificates.

     Section 12.04. Notices, Etc. to Trustee and Depositor.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or Act of Certificateholders or other documents provided or permitted by this Agreement to be made upon, given or furnished to, or filed with

               (i) the Trustee by any Certificateholder, or by the Depositor shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, and received by, a Responsible Officer of the Trustee at its Corporate Trust Office listed below, or

               (ii) the Depositor by the Trustee or by any Certificateholder shall be in writing and shall be delivered personally or mailed by first-class registered or certified mail, postage prepaid, or by telephonic facsimile transmission and overnight delivery service, postage prepaid, at the address listed below or at any other address previously furnished in writing to the Trustee by the Depositor.

          To the Trustee:       Texas Commerce Bank National Association
                                600 Travis Street, 8th Floor
                                Houston, Texas 77002
                                Attention: Global Trust Services Group - Western
                                           Fidelity 1996-A
                                Phone:  (713) 216-4181
                                FAX:    (713) 216-7757

          To the Depositor:     Western Fidelity Finance, Inc.
                                4704 Harlan Street, Suite 260
                                Denver, Colorado 80212
                                Attention: Marya L. Brancio
                                Phone: (800) 223-9334
                                FAX:   (303) 477-2158

          with a copy to:       Dorsey & Whitney LLP
                                370 Seventeenth Street, Suite 4400
                                Denver, Colorado  80202
                                Attention: Kevin A. Cudney
                                Phone:  (303) 629-3400

     Section  12.05.  Notices  and  Reports  to  Certificateholders;  Waiver  of
Notices.

          (a) Where this Agreement provides for notice to Certificateholders of any event or the mailing of any report to the Certificateholders, such notice or report shall be written and shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage prepaid, to each Certificateholder affected by such event or to whom such report is required to be mailed, at the address of such Certificateholder as it appears on the Certificate Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Certificateholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Certificateholder shall affect the sufficiency of such notice or report with respect to other Certificateholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

          (b) Where this Agreement provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Certificateholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          (c) If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Certificateholders when such notice is required to be given pursuant to any provision of this Agreement, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     Section 12.06. Rules by Trustee. The Trustee may make reasonable rules for any meeting of Certificateholders.

     Section 12.07. Depositor Obligation. No recourse may be taken, directly or indirectly, against (i) any incorporator, subscriber to the capital stock, stockholder, officer, employee, agent or director of the Depositor or of any predecessor of the Depositor, (ii) any partner, beneficiary, agent, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Depositor, (iii) any incorporator, subscriber to the capital stock, stockholder, officer, director, employee or agent of the Trustee or any predecessor or successor of the Trustee, (iv) any incorporator, subscriber to the capital stock, stockholder, officer, director, employee or agent of the
Supervisory Servicer or any predecessor or successor of the Supervisory Servicer, or (v) any incorporator, subscriber to capital stock, stockholder, officer, director, employee or agent of the Trustee or any predecessor or successor thereof, with respect to the Depositor's obligations with respect to the Certificates or any of the statements, representations, covenants, warranties or obligations of the Depositor under this Agreement or any note or other writing delivered in connection herewith or therewith.

     Section 12.08. Enforcement of Benefits. The Trustee and the Certificateholders shall be entitled to enforce the covenants and agreements of the Servicer, the Supervisory Servicer, and the Seller contained in the Transfer and Assignment Agreement and the Servicing Agreement.

     Section 12.09. Effect of Headings and Table of Contents. The Section and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     Section 12.10. Successors and Assigns. All covenants and agreements in this Agreement by the Depositor and the Trustee shall bind their respective successors and assigns, whether so expressed or not.

     Section 12.11. Separability. If any provision in this Agreement or in the Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, a provision as similar in its terms and purpose to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable.

     Section 12.12. Benefits of Agreement. Nothing in this Agreement or in the Certificates, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 7.13 and the Certificateholders, any benefit or any legal or equitable right, remedy or claim under this Agreement.

     Section 12.13. Legal Holidays. If the date of any Distribution Date or any other date on which principal of or interest on any Certificate is proposed to be distributed or any date on which mailing of notices by the Trustee to any Person is required pursuant to any provision of this Agreement, shall not be a Business Day, then (notwithstanding any other provision of the Certificates or this Agreement) distribution or mailing of such notice need not be made on such date, but may be made or mailed on the next succeeding Business Day with the same force and effect as if made or mailed on the nominal date of any such Distribution Date or other date for the distribution of principal of or interest on any Certificate, or as if mailed on the nominal date of such mailing, as the case may be, and in the case of distributions, no interest shall accrue for the period from and after any such nominal date, provided such distribution is made in full on such next succeeding Business Day.

     Section 12.14. Governing Law. In view of the fact that Certificateholders are expected to reside in many States and the desire to establish with certainty that this Agreement will be governed by and construed and interpreted in accordance with the law of a State having a well-developed body of commercial and financial law relevant to transactions of the type contemplated herein, this Agreement and each Certificate shall be construed in accordance with and governed by the substantive laws of the State of New York (without regard to conflict of law provisions) applicable to agreements made and to be performed therein.

     Section 12.15. Counterparts. This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 12.16. Recording of Agreement. This Agreement is subject to recording in any appropriate public recording offices, such recording to be effected by the Depositor and at its expense in compliance with any Opinion of Counsel delivered hereunder.

     Section 12.17. Further Assurances. The Depositor agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Trust Property for filing under the provisions of the UCC of any applicable jurisdiction.

     Section 12.18. No Bankruptcy Petition Against the Depositor. The Trustee agrees (and each Certificateholder by its acceptance of the Certificates shall be deemed to agree) that, prior to the date that is one year and one day after the payment in full of all outstanding Certificates, it will not institute against the Depositor, or join any other Person in instituting against the Depositor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under the laws of the United States or any state of the United States. This Section 12.18 shall survive the termination of this Agreement.

     Section 12.19. Force Majeure. Notwithstanding anything herein to the contrary, the Trustee shall not be considered in default hereunder or have any liability to any party for any failure to perform if such failure arises solely out of the following causes beyond the control of the Trustee: acts of God or a public enemy, fire, flood or war.

                                  ARTICLE XIII

                                   TERMINATION

     Section 13.01. Termination of the Trust.

          (a) The Trust and the respective obligations of the Depositor and the Trustee created by this Agreement (except such obligations as are hereinafter set forth) shall terminate upon the earliest of (i) distribution to the Certificateholders of all amounts required to be distributed to them pursuant to this Agreement and the disposition of all property held as part of the Trust Property, (ii) the purchase as of any Distribution Date by the Depositor, at its option, of the corpus of the Trust as described in Article VI, (iii) the latest Final Scheduled Distribution Date or (iv) subject to Section 13.01(c), 90 days after the Dissolution of the Depositor. The Depositor shall promptly notify the Trustee of any prospective termination pursuant to this Section 13.01.

          (b) Notice of any prospective termination, specifying the Distribution Date for payment of the final distribution and requesting the surrender of the Certificates for cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the specified Distribution Date stating (i) the Distribution Date upon which final distribution of the Certificates shall be made and (ii) the amount of any such final distribution. Surrender of the Certificates shall not be a condition of payment of the final distribution; however, each Certificateholder, by accepting the Certificates, hereby agrees to indemnify and hold harmless the Trustee, the Depositor and the Certificate Registrar from and against any and all claims arising from such failure, including, but not limited to, claims by third parties claiming to be bona fide purchasers subsequently presenting such Certificates for payment.

          (c) The Depositor shall not voluntarily take any action that would cause it to cease being deemed a general partner of the Trust if the Trust were deemed a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and the Residual Interest were deemed to represent the sole general partnership interest in such a partnership.

          In the event of the Dissolution of the Depositor or any action that would cause the Depositor to cease being deemed a general partner of the Trust if the Trust were deemed a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and the Residual Interest were deemed to represent the sole general partnership interest in such a partnership, the Trust shall terminate 90 days after the date of such event and its assets liquidated in accordance with Section 13.01(d) unless:

               (i) The Certificateholders representing Majority Consent (excluding any Certificates then held by the Depositor) inform the Trustee in writing before the end of such 90 day period that they disapprove of the liquidation of the assets of the Trust; and

               (ii) The Depositor and the Trustee shall receive an Opinion of Counsel from independent counsel to the effect that the continuation of the Trust shall not cause the Trust to be treated as an association taxable as a corporation for federal income tax purposes.

          During any period that the Certificates are outstanding, the Depositor agrees that it shall not voluntarily take action that will cause the Dissolution of the Depositor.

          If the Trust will be terminated and its assets liquidated in accordance with this Section 13.01(c), the Trustee shall act as liquidator of the assets of the Trust, but shall continue to have all the powers, rights and duties of the Trustee hereunder, under the Servicing Agreement and the Transfer and Assignment Agreement until the disposition of the assets of the Trust and the final distribution to the Certificateholders and the Trustee of all amounts required to be paid to them pursuant to this Agreement.

          (d) Upon receipt by the Trustee from the Depositor of notice of any prospective termination of the Trust pursuant to Section 13.01(a)(iii) or
     (iv), the Trustee shall, subject to the direction of the Certificateholders representing Majority Consent (provided that, if such Certificateholders shall not have provided such direction to the Trustee within 30 days of the Trustee having sent a written request for such direction to the Certificateholders, the Trustee shall proceed without such direction) sell the remaining assets of the Trust, if any, at public or private sale, in a commercially reasonable manner and on commercially reasonable terms. The Depositor agrees to cooperate with the Trustee to effect any such sale, including by executing such instruments of conveyance or assignment as shall be necessary or required by the purchaser. Proceeds of sale, net of expenses, shall be treated as collections on the assets of the Trust and shall be deposited into the Revenue Fund. On the Distribution Date specified for final distribution, the Trustee shall cause to be distributed to Certificateholders and the Depositor amounts distributable on such Distribution Date pursuant to Article V.

     Section 13.02. Notice. The Trustee shall give notice of termination of the Trust to the Depositor and the Rating Agency.

     IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Agreement to be duly executed as of the day and year first above written.

                                     WESTERN FIDELITY FINANCE, INC., as
                                     Depositor



                                     By /s/ Gene E. Osborn
                                        ----------------------------------------
                                        Gene E. Osborn, President

                                     TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, as Trustee



                                     By /s/ / Eric C. Lokker
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


Confirmed and Agreed with
respect to Sections 2.16, 5.02, 5.10 and 7.07(a):

WESTERN FIDELITY FUNDING,
INC., as Seller



By /s/ Gene E. Osborn
   ---------------------------------------
   Gene E. Osborn, President

                                    EXHIBIT A

                           FORM OF CLASS A CERTIFICATE

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE, THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(ii) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE ISSUER REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
(iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE
(A) THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND (B) THE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR OR THE TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH AN INITIAL FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT) ACTING IN ITS FIDUCIARY CAPACITY), FOR CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 FOR EACH SUCH THIRD PARTY.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    WESTERN FIDELITY RECEIVABLES TRUST 1996-A
                            PASS-THROUGH CERTIFICATES
                               CLASS A CERTIFICATE
CUSIP: 958184 AA1
NUMBER R-1                                    Original Stated Principal Balance:
Class A Pass-Through Rate: 7.50% per annum              $
                                                         ----------------------
Final Scheduled Distribution Date:  September 15, 2002
Initial Class A Certificate Balance of all Class A Certificates:  $19,640,000

     THIS CERTIFIES THAT ------------------- is the registered owner of this --------- DOLLARS Class A Certificate. This Certificate evidences a fractional undivided interest in the Western Fidelity Receivables Trust 1996-A (the "Trust") (excluding the Residual Interest in the Trust), formed by Western Fidelity Finance, Inc., a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of December 30, 1996 (the "Agreement") between the Depositor and Texas Commerce Bank National Association, as trustee (the "Trustee"). The property of the Trust includes, among other assets, a pool of motor vehicle retail installment sale contracts secured by used automobiles, vans, minivans and light-duty trucks. (This Class A Certificate does not represent an interest in or obligation of the Depositor or any of the respective Affiliates thereof, except to the extent described below.) A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. The Stated Principal Balance of this Class A Certificate will be decreased by the distributions on this Class A Certificate in respect of principal as described in the Agreement. Accordingly, following the initial issuance of the Class A Certificates, the Stated Principal Balance of this Class A Certificate will over time be less than the original denomination shown above. Anyone acquiring this Class A Certificate may ascertain its Current Stated Principal Balance by inquiry of the Trustee.

     This Certificate is one of the duly authorized Certificates designated as "Pass-Through Certificates," issued in four Classes (Class A, Class B, Class C and Class D, collectively, the "Certificates"). To the extent described in the Agreement, the Class B, Class C and Class D Certificates are subordinate in payment to the Class A Certificates, the Class C Certificates are subordinate in payment to the Class A and Class B Certificates and the Class D Certificates are subordinated in payment to the Class A, Class B and Class C Certificates. This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class A Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, without limitation, a pool of motor vehicle retail installment sale contracts (the "Receivables") acquired on the Closing Date and on Funding Dates (both as defined in the Agreement) secured by new and used automobiles and light-duty trucks (the "Financed Vehicles"), all moneys due thereunder after the applicable Cutoff Dates (as defined in the Agreement), proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Depositor in and to the Transfer and Assignment Agreement and any and all proceeds of the foregoing.

     This Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder, at its expense, upon a written request to the Trustee.

     Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing with the Distribution Date occurring in February 1997, to the person in whose name this Class A Certificate is registered at the close of business on the last day of the Collection Period preceding a Distribution Date or termination of the Trust (the "Record Date") an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any required to be distributed to the Holders of all Class A Certificates.

     All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record Date by check, or, if requested by a Certificateholder holding Certificates with Original Stated Principal Balances in aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder delivered to the Trustee prior to the Determination Date, in immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution, which notice shall request that the Certificateholder present and surrender this Class A Certificate at the office or agency maintained for that purpose by the Trustee in Dallas, Texas. Surrender of this Class A Certificate shall not be a condition of payment of the final distribution; however, the Holder, by accepting this Class A Certificate, hereby agrees to indemnify and hold harmless the Trustee, the Depositor and the Certificate Registrar from and against any and all claims arising from such failure to present and surrender this Class A Certificate, including, but not limited to, claims by third parties claiming to be bona fide purchasers.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class A
Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     The Class A Certificates do not represent a recourse obligation of, or an interest in, the Depositor, the Supervisory Servicer, the Trustee or any Affiliate of any of them. The Class A Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of the Certificates affected thereby voting as a class evidencing, in some cases, not less than 51% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates and, in other cases, not less than 66-2/3% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates. Any such consent by the Holder of this Class A Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class A Certificate and of any Class A Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class A Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Class A Certificates.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Class A Certificate is registrable in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Dallas, Texas, or such other office of the Trustee maintained for such purpose and designated by the Trustee in writing, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Class A Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class A Certificates are initially issuable only as registered Class A Certificates without coupons in denominations of $100,000 and integral multiples of $5,000 in excess thereof, except that one Class A Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations set forth therein, Class A Certificates are exchangeable for new Class A Certificates evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made to the Holder for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

     The Trust created by the Agreement shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property, (ii) March 15, 2002 or (iii) subject to the Agreement, 90 days after the Dissolution of the Depositor. The Depositor may, at its option, purchase the corpus of the Trust, in whole, at a price specified in the Agreement, and such purchase will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Receivable Balance is less than or equal to 10% of the Original Receivable Balance.

     IN WITNESS WHEREOF, the Trustee, not in its individual capacity but on behalf of the Trust, has caused this Class A Certificate to be duly executed.

                                     WESTERN FIDELITY RECEIVABLES TRUST
                                     1996-A


                                     By:    TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


                     This is one of the Class A Certificates
                 referred to in the within-mentioned Agreement.



                                     TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


Dated as of
---------------, ----

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE              --------------------------------------------


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Class A Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
to transfer said Class A Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                        ---------------------------------------*
                                        Name:

---------------
*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class A Certificate in every particular, without alteration, enlargement or any change whatever.

                                    EXHIBIT B

                           FORM OF CLASS B CERTIFICATE

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(ii) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE ISSUER REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
(iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE
(A) THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND (B) THE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR OR THE TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH AN INITIAL FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION

3(a)(2)  OF  THE  SECURITIES  ACT)  ACTING  IN  ITS  FIDUCIARY  CAPACITY),   FOR
CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $250,000 FOR EACH SUCH THIRD PARTY.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    WESTERN FIDELITY RECEIVABLES TRUST 1996-A
                            PASS-THROUGH CERTIFICATES
                               CLASS B CERTIFICATE
CUSIP: 958184 AB9
NUMBER R-1                                    Original Stated Principal Balance:
Class B Pass-Through Rate: 8.50% per annum              $
                                                         -----------------------
Final Scheduled Distribution Date:  September 15, 2002
Initial Class B Certificate Balance of all Class B Certificates:  $2,455,000

     THIS CERTIFIES THAT ------------------- is the registered owner of this --------- DOLLARS Class B Certificate. This Certificate evidences a fractional undivided interest in the Western Fidelity Receivables Trust 1996-A (the "Trust") (excluding the Residual Interest in the Trust), formed by Western Fidelity Finance, Inc., a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of December 30, 1996 (the "Agreement") between the Depositor and Texas Commerce Bank National Association, as trustee (the "Trustee"). The property of the Trust includes, among other assets, a pool of motor vehicle retail installment sale contracts secured by used automobiles, vans, minivans and light-duty trucks. (This Class B Certificate does not represent an interest in or obligation of the Depositor or any of the respective Affiliates thereof, except to the extent described below.) A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. The Stated Principal Balance of this Class B Certificate will be decreased by the distributions on this Class B Certificate in respect of principal as described in the Agreement. Accordingly, following the initial issuance of the Class B Certificates, the Stated Principal Balance of this Class B Certificate will over time be less than the original denomination shown above. Anyone acquiring this Class B Certificate may ascertain its Current Stated Principal Balance by inquiry of the Trustee.

     This Certificate is one of the duly authorized Certificates designated as "Pass-Through Certificates", issued in four Classes (Class A, Class B, Class C and Class D, collectively, the "Certificates"). To the extent described in the Agreement, the Class B, Class C and Class D Certificates are subordinate in payment to the Class A Certificates, the Class C Certificates are subordinate in payment to the Class A and Class B Certificates and the Class D Certificates are subordinated in payment to the Class A, Class B and Class C Certificates. This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class B Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, without limitation, a pool of motor vehicle retail installment sale contracts (the "Receivables") acquired on the Closing Date and on Funding Dates (both as defined in the Agreement) secured by new and used automobiles and light-duty trucks (the "Financed Vehicles"), all moneys due thereunder after the applicable Cutoff Dates (as defined in the Agreement), proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Depositor in and to the Transfer and Assignment Agreement and any and all proceeds of the foregoing.

     This Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder, at its expense, upon a written request to the Trustee.

     Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing with the Distribution Date occurring in February 1997, to the person in whose name this Class B Certificate is registered at the close of business on the last day of the Collection Period preceding a Distribution Date or termination of the Trust (the "Record Date") an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any required to be distributed to the Holders of all Class B Certificates.

     All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record Date by check, or, if requested by a Certificateholder holding Certificates with Original Stated Principal Balances in aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder delivered to the Trustee prior to the Determination Date, in immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution, which notice shall request that the Certificateholder present and surrender this Class B Certificate at the office or agency maintained for that purpose by the Trustee in Dallas, Texas. Surrender of this Class B Certificate shall not be a condition of payment of the final distribution; however, the Holder, by accepting this Class B Certificate, hereby agrees to indemnify and hold harmless the Trustee, the Depositor and the Certificate Registrar from and against any and all claims arising from such failure to present and surrender this Class B Certificate, including, but not limited to, claims by third parties claiming to be bona fide purchasers.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class B
Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     The Class B Certificates do not represent a recourse obligation of, or an interest in, the Depositor, the Supervisory Servicer, the Trustee or any Affiliate of any of them. The Class B Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of the Certificates affected thereby voting as a class evidencing, in some cases, not less than 51% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates and, in other cases, not less than 66-2/3% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates. Any such consent by the Holder of this Class B Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class B Certificate and of any Class B Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class B Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Class B Certificates.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Class B Certificate is registrable in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Dallas, Texas, or such other office of the Trustee maintained for such purpose and designated by the Trustee in writing, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Class B Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class B Certificates are initially issuable only as registered Class B Certificates without coupons in denominations of $100,000 and integral multiples of $5,000 in excess thereof, except that one Class B Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations set forth therein, Class B Certificates are exchangeable for new Class B Certificates evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made to the Holder for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

     The Trust created by the Agreement shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property, (ii) March 15, 2002 or (iii) subject to the Agreement, 90 days after the Dissolution of the Depositor. The Depositor may, at its option, purchase the corpus of the Trust, in whole, at a price specified in the Agreement, and such purchase will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Receivable Balance is less than or equal to 10% of the Original Receivable Balance.

     IN WITNESS WHEREOF, the Trustee, not in its individual capacity but on behalf of the Trust, has caused this Class B Certificate to be duly executed.

                                     WESTERN FIDELITY RECEIVABLES TRUST
                                     1996-A


                                     By:    TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


                     This is one of the Class B Certificates
                 referred to in the within-mentioned Agreement.



                                     TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


Dated as of
---------------, ----

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE              --------------------------------------------


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Class B Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
to transfer said Class B Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                        ---------------------------------------*
                                        Name:


---------------
*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class B Certificate in every particular, without alteration, enlargement or any change whatever.

                                    EXHIBIT C

                           FORM OF CLASS C CERTIFICATE

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(ii) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE ISSUER REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
(iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE
(A) THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND (B) THE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR OR THE TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH AN INITIAL FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION

3(a)(2)  OF  THE  SECURITIES  ACT)  ACTING  IN  ITS  FIDUCIARY  CAPACITY),   FOR
CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 FOR EACH SUCH THIRD PARTY.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    WESTERN FIDELITY RECEIVABLES TRUST 1996-A
                            PASS-THROUGH CERTIFICATES
                               CLASS C CERTIFICATE
CUSIP: 958184 AC7

NUMBER R-1                                    Original Stated Principal Balance:
Class C Pass-Through Rate: 12.00%                      $
                                                        -----------------------
Final Scheduled Distribution Date:  September 15, 2002
Initial Class C Certificate Balance of all Class C Certificates:  $1,227,500

     THIS CERTIFIES THAT ------------------- is the registered owner of this --------- DOLLARS Class C Certificate. This Certificate evidences a fractional undivided interest in the Western Fidelity Receivables Trust 1996-A (the "Trust") (excluding the Residual Interest in the Trust), formed by Western Fidelity Finance, Inc., a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of December 30, 1996 (the "Agreement") between the Depositor and Texas Commerce Bank National Association, as trustee (the "Trustee"). The property of the Trust includes, among other assets, a pool of motor vehicle retail installment sale contracts secured by used automobiles, vans, minivans and light-duty trucks. (This Class C Certificate does not represent an interest in or obligation of the Depositor or any of the respective Affiliates thereof, except to the extent described below.) A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. The Stated Principal Balance of this Class C Certificate will be decreased by the distributions on this Class C Certificate in respect of principal as described in the Agreement. Accordingly, following the initial issuance of the Class C Certificates, the Stated Principal Balance of this Class C Certificate will over time be less than the original denomination shown above. Anyone acquiring this Class C Certificate may ascertain its Current Stated Principal Balance by inquiry of the Trustee.

     This Certificate is one of the duly authorized Certificates designated as "Pass-Through Certificates", issued in four Classes (Class A, Class B, Class C and Class D, collectively, the "Certificates"). To the extent described in the Agreement, the Class B, Class C and Class D Certificates are subordinate in payment to the Class A Certificates, the Class C Certificates are subordinate in payment to the Class A and Class B Certificates and the Class D Certificates are subordinated in payment to the Class A, Class B and Class C Certificates. This Class C Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class C Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, without limitation, a pool of motor vehicle retail installment sale contracts (the "Receivables") acquired on the Closing Date and on Funding Dates (both as defined in the Agreement) secured by new and used automobiles and light-duty trucks (the "Financed Vehicles"), all moneys due thereunder after the applicable Cutoff Dates (as defined in the Agreement), proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Depositor in and to the Transfer and Assignment Agreement and any and all proceeds of the foregoing.

     This Class C Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder, at its expense, upon a written request to the Trustee.

     Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing with the Distribution Date occurring in February 1997, to the person in whose name this Class C Certificate is registered at the close of business on the last day of the Collection Period preceding a Distribution Date or termination of the Trust (the "Record Date") an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any required to be distributed to the Holders of all Class C Certificates.

     All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record Date by check, or, if requested by a Certificateholder holding Certificates with Original Stated Principal Balances in aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder delivered to the Trustee prior to the Determination Date, in immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class C Certificate will be made after due notice by the Trustee of the pendency of such distribution, which notice shall request that the Certificateholder present and surrender this Class C Certificate at the office or agency maintained for that purpose by the Trustee in Dallas, Texas. Surrender of this Class C Certificate shall not be a condition of payment of the final distribution; however, the Holder, by accepting this Class C Certificate, hereby agrees to indemnify and hold harmless the Trustee, the Depositor and the Certificate Registrar from and against any and all claims arising from such failure to present and surrender this Class C Certificate, including, but not limited to, claims by third parties claiming to be bona fide purchasers.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class C
Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     The Class C Certificates do not represent a recourse obligation of, or an interest in, the Depositor, the Supervisory Servicer, the Trustee or any Affiliate of any of them. The Class C Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of the Certificates affected there by voting as a class evidencing, in some cases, not less than 51% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates and, in other cases, not less than 66-2/3% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates. Any such consent by the Holder of this Class C Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class C Certificate and of any Class C Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class C Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Class C Certificates.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Class C Certificate is registrable in the Certificate Register upon surrender of this Class C Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Dallas, Texas, or such other office of the Trustee maintained for such purpose and designated by the Trustee in writing, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Class C Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class C Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class C Certificates are initially issuable only as registered Class C Certificates without coupons in denominations of $100,000 and integral multiples of $5,000 in excess thereof, except that one Class C Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations set forth therein, Class C Certificates are exchangeable for new Class C Certificates evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made to the Holder for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

     The Trust created by the Agreement shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property, (ii) March 15, 2002 or (iii) subject to the Agreement, 90 days after the Dissolution of the Depositor. The Depositor may, at its option, purchase the corpus of the Trust, in whole, at a price specified in the Agreement, and such purchase will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Receivable Balance is less than or equal to 10% of the Original Receivable Balance.

     IN WITNESS WHEREOF, the Trustee, not in its individual capacity but on behalf of the Trust, has caused this Class C Certificate to be duly executed.

                                     WESTERN FIDELITY RECEIVABLES TRUST
                                     1996-A


                                     By:    TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


                     This is one of the Class C Certificates
                 referred to in the within-mentioned Agreement.



                                     TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


Dated as of
---------------, ----

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE              --------------------------------------------


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Class C Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
to transfer said Class C Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                        ---------------------------------------*
                                        Name:


---------------
*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class C Certificate in every particular, without alteration, enlargement or any change whatever.

                                    EXHIBIT D

                           FORM OF CLASS D CERTIFICATE

     THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE IN THE UNITED STATES OR ANY FOREIGN SECURITIES LAWS. BY ITS ACCEPTANCE OF THIS CERTIFICATE THE HOLDER OF THIS CERTIFICATE IS DEEMED TO REPRESENT TO THE DEPOSITOR AND THE TRUSTEE THAT IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING SUCH CERTIFICATE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CERTIFICATE MAY BE MADE BY ANY PERSON UNLESS EITHER (i) SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO THE DEPOSITOR,
(ii) SO LONG AS THIS CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, SUCH SALE, PLEDGE OR OTHER TRANSFER IS MADE TO A PERSON WHOM THE ISSUER REASONABLY BELIEVES AFTER DUE INQUIRY IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A), ACTING FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (EACH OF WHICH OTHERS IS ALSO A QUALIFIED INSTITUTIONAL BUYER) TO WHOM NOTICE IS GIVEN THAT THE SALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR
(iii) SUCH SALE, PLEDGE OR OTHER TRANSFER IS OTHERWISE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN WHICH CASE
(A) THE TRUSTEE SHALL REQUIRE THAT BOTH THE PROSPECTIVE TRANSFEROR AND THE PROSPECTIVE TRANSFEREE CERTIFY TO THE TRUSTEE AND THE DEPOSITOR IN WRITING THE FACTS SURROUNDING SUCH TRANSFER, WHICH CERTIFICATION SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR, AND (B) THE TRUSTEE SHALL REQUIRE A WRITTEN OPINION OF COUNSEL (WHICH SHALL NOT BE AT THE EXPENSE OF THE DEPOSITOR OR THE TRUSTEE) SATISFACTORY TO THE DEPOSITOR AND THE TRUSTEE TO THE EFFECT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT. NO SALE, PLEDGE OR OTHER TRANSFER MAY BE MADE TO ANY ONE PERSON FOR CERTIFICATES WITH AN INITIAL FACE AMOUNT OF LESS THAN $100,000 AND, IN THE CASE OF ANY PERSON ACTING ON BEHALF OF ONE OR MORE THIRD PARTIES (OTHER THAN A BANK (AS DEFINED IN SECTION 3(a)(2) OF THE SECURITIES ACT)
                                       D-1

3(a)(2)  OF  THE  SECURITIES  ACT)  ACTING  IN  ITS  FIDUCIARY  CAPACITY),   FOR
CERTIFICATES WITH A FACE AMOUNT OF LESS THAN $100,000 FOR EACH SUCH THIRD PARTY.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE. ACCORDINGLY, TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN THE AGREEMENT.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                    WESTERN FIDELITY RECEIVABLES TRUST 1996-A
                            PASS-THROUGH CERTIFICATES
                               CLASS D CERTIFICATE
CUSIP: 958184 AD5
NUMBER R-1                                    Original Stated Principal Balance:
Class D Pass-Through Rate: 15.00% per annum             $
                                                         -----------------------
Final Scheduled Distribution Date:  September 15, 2002
Initial Class D Certificate Balance of all Class D Certificates:  $1,227,500

     THIS CERTIFIES THAT ------------------- is the registered owner of this --------- DOLLARS Class D Certificate. This Certificate evidences a fractional undivided interest in the Western Fidelity Receivables Trust 1996-A (the "Trust") (excluding the Residual Interest in the Trust), formed by Western Fidelity Finance, Inc., a Delaware corporation (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement dated as of December 30, 1996 (the "Agreement") between the Depositor and Texas Commerce Bank National Association, as trustee (the "Trustee"). The property of the Trust includes, among other assets, a pool of motor vehicle retail installment sale contracts secured by used automobiles, vans, minivans and light-duty trucks. (This Class D Certificate does not represent an interest in or obligation of the Depositor or any of the respective Affiliates thereof, except to the extent described below.) A summary of certain of the pertinent provisions of the Agreement is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Agreement. The Stated Principal Balance of this Class D Certificate will be decreased by the distributions on this Class D Certificate in respect of principal as described in the Agreement. Accordingly, following the initial issuance of the Class D Certificates, the Stated Principal Balance of this Class D Certificate will over time be less than the original denomination shown above. Anyone acquiring this Class D Certificate may ascertain its Current Stated Principal Balance by inquiry of the Trustee.

     This Certificate is one of the duly authorized Certificates designated as "Pass-Through Certificates", issued in four Classes (Class A, Class B, Class C and Class D, collectively, the "Certificates"). To the extent described in the Agreement, the Class B, Class C and Class D Certificates are subordinate in payment to the Class A Certificates, the Class C Certificates are subordinate in payment to the Class A and Class B Certificates and the Class D Certificates are subordinated in payment to the Class A, Class B and Class C Certificates. This Class D Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Class D Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. The property of the Trust includes, without limitation, a pool of motor vehicle retail installment sale contracts (the "Receivables") acquired on the Closing Date and on Funding Dates (both as defined in the Agreement) secured by new and used automobiles and light-duty trucks (the "Financed Vehicles"), all moneys due thereunder after the applicable Cutoff Dates (as defined in the Agreement), proceeds from claims on certain insurance policies and certain other rights under the Agreement, all right, title and interest of the Depositor in and to the Transfer and Assignment Agreement and any and all proceeds of the foregoing.

     This Class D Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and immunities of the Trustee. Copies of the Agreement and all amendments thereto will be provided to any Certificateholder, at its expense, upon a written request to the Trustee.

     Under the Agreement, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing with the Distribution Date occurring in February 1997, to the person in whose name this Class D Certificate is registered at the close of business on the last day of the Collection Period preceding a Distribution Date or termination of the Trust (the "Record Date") an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any required to be distributed to the holders of all Class D Certificates.

     All payments to Certificateholders shall be made on each Distribution Date to each Certificateholder of record on the related Record Date by check, or, if requested by a Certificateholder holding Certificates with Original Stated Principal Balances in aggregate in excess of $1,000,000, by wire transfer to the account designated in writing by such Holder delivered to the Trustee prior to the Determination Date, in immediately available funds. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution on this Class D Certificate will be made after due notice by the Trustee of the pendency of such distribution, which notice shall request that the Certificateholder present and surrender this Class D Certificate at the office or agency maintained for that purpose by the Trustee in Dallas, Texas. Surrender of this Class D Certificate shall not be a condition of payment of the final distribution; however, the Holder, by accepting this Class D Certificate, hereby agrees to indemnify and hold harmless the Trustee, the Depositor and the Certificate Registrar from and against any and all claims arising from such failure to present and surrender this Class D Certificate, including, but not limited to, claims by third parties claiming to be bona fide purchasers.

     Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Trustee, by manual signature, this Class D
Certificate shall not entitle the Holder hereof to any benefit under the Agreement or be valid for any purpose.

     The Class D Certificates do not represent a recourse obligation of, or an interest in, the Depositor, the Supervisory Servicer, the Trustee or any Affiliate of any of them. The Class D Certificates are limited in right of payment to certain collections and recoveries respecting the Receivables, all as more specifically set forth in the Agreement. A copy of the Agreement may be examined during normal business hours at the principal office of the Depositor, and at such other places, if any, designated by the Depositor, by any Certificateholder upon request.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the rights of the Certificateholders under the Agreement at any time by the Depositor and the Trustee with the consent of the Holders of the Certificates affected there by voting as a class evidencing, in some cases, not less than 51% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates and, in other cases, not less than 66-2/3% of the Aggregate Current Stated Principal Balance of the Outstanding Certificates. Any such consent by the Holder of this Class D Certificate shall be conclusive and binding on such Holder and on all future Holders of this Class D Certificate and of any Class D Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Class D Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Class D Certificates.

     As provided in the Agreement and subject to certain limitations set forth therein, the transfer of this Class D Certificate is registrable in the Certificate Register upon surrender of this Class D Certificate for registration of transfer at the offices or agencies maintained by the Trustee in its capacity as Certificate Registrar, or by any successor Certificate Registrar, in Dallas, Texas, or such other office of the Trustee maintained for such purpose and designated by the Trustee in writing, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Class D Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Class D Certificates of authorized denominations evidencing the same aggregate interest in the Trust will be issued to the designated transferee.

     The Class D Certificates are initially issuable only as registered Class D Certificates without coupons in denominations of $100,000 and integral multiples of $5,000 in excess thereof, except that one Class D Certificate may be issued in a different denomination. As provided in the Agreement and subject to certain limitations set forth therein, Class D Certificates are exchangeable for new Class D Certificates evidencing the same aggregate denomination, as requested by the Holder surrendering the same. No service charge will be made to the Holder for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charges payable in connection therewith.

     The Trustee, the Certificate Registrar, and any agent of the Trustee or the Certificate Registrar may treat the person in whose name this Class D Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar, nor any such agent shall be affected by any notice to the contrary.

     The Trust created by the Agreement shall terminate upon the earliest of (i) payment to the Certificateholders of all amounts required to be paid to them pursuant to the Agreement and the disposition of all property held as part of the Trust Property, (ii) March 15, 2002 or (iii) subject to the Agreement, 90 days after the Dissolution of the Depositor. The Depositor may, at its option, purchase the corpus of the Trust, in whole, at a price specified in the Agreement, and such purchase will effect early retirement of the Certificates; however, such right of purchase is exercisable only on a Distribution Date following the last day of any Collection Period as of which the Receivable Balance is less than or equal to 10% of the Original Receivable Balance.

     IN WITNESS WHEREOF, the Trustee, not in its individual capacity but on behalf of the Trust, has caused this Class D Certificate to be duly executed.

                                     WESTERN FIDELITY RECEIVABLES TRUST
                                     1996-A


                                     By:    TEXAS COMMERCE BANK NATIONAL
                                            ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


                     This is one of the Class D Certificates
                 referred to in the within-mentioned Agreement.



                                     TEXAS COMMERCE BANK NATIONAL
                                     ASSOCIATION, as Trustee


                                     By
                                        ----------------------------------------
                                        Eric C. Lokker, Assistant Vice President


Dated as of
---------------, ----

                                   ASSIGNMENT

     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE              --------------------------------------------


--------------------------------------------------------------------------------
(Please print or typewrite name and address, including postal zip code, of assignee)


--------------------------------------------------------------------------------
the within Class D Certificate, and all rights thereunder, hereby irrevocably constituting and appointing


--------------------------------------------------------------------------------
to transfer said Class D Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:


                                        ---------------------------------------*
                                        Name:


---------------
*NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Class D Certificate in every particular, without alteration, enlargement or any change whatever.

                                    EXHIBIT E

                          FORM OF TRANSFEREE AGREEMENT


                                     (Date)


Texas Commerce Bank National Association
600 Travis Street, 8th Floor
Houston, Texas 77002
Attention: Global Trust Services/Western Fidelity 1996-A

Dear Sirs:

     The undersigned (the "Purchaser") proposes to purchase Class [A] [B] [C] [D] Certificates (the "Purchaser's Certificates") representing $ aggregate principal amount of the Pass-Through Certificates, Series 1996-A (Western Fidelity Automobile Receivables Program) in the original aggregate principal amount of $_______________ (the "Certificates") of Western Fidelity Finance, Inc., a Delaware corporation (the "Depositor"). The Certificates were issued pursuant to a Pooling and Servicing Agreement dated as of December 30, 1996 between the Depositor and Texas Commerce Bank National Association, as trustee (the "Trustee") (the "Agreement"). Capitalized terms used herein but not otherwise defined shall have the same meaning as in the Agreement.

     In connection with the purchase, the Purchaser agrees to the following terms and conditions and makes the representations and warranties stated herein with the express understanding that they will be relied upon by the seller of the Purchaser's Certificates, the Depositor and the Trustee.

     1. The Purchaser is purchasing the Purchaser's Certificates solely for the Purchaser's own account and the account of its affiliated entities and with no present intention of distributing the Certificates or any portion thereof, subject, nevertheless, to the understanding that the disposition of the Purchaser's property shall at all times be and remain within its control.

     2. The Purchaser is a qualified institutional buyer as follows (please check one):

-----     (i) Any of the following  entities,  acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with the entity (please check one):

     -----     (A) Any  insurance  company as  defined  in section  2(13) of the
          Securities Act of 1933, as amended (the "Act");

     -----     (B)  Any  investment  company  registered  under  the  Investment
          Company Act of 1940 (the "Investment Company Act") or any business development company as defined in section 2(a)(48) of that Act;

     -----     (C) Any Small Business  Investment  Company  licensed by the U.S.
          Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958;

     -----     (D) Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

     -----     (E) Any  employee  benefit  plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974;

     -----     (F) Any trust fund whose  trustee is a bank or trust  company and whose participants are exclusively plans of the types identified in paragraph (2)(i)(D) or (E) of this paragraph 2, except trust funds that include as participants individual retirement accounts or H.R. 10 plans;

     -----     (G) Any  business  development  company  as  defined  in  section
          202(a)(22) of the Investment Advisers Act of 1940;

     -----     (H)  Any  organization  described  in  section  501(c)(3)  of the
          Internal Revenue Code, corporation (other than a bank as defined in section 3(a)(2) of the Act or a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Act or a foreign bank or savings and loan association or equivalent institution), partnership, or Massachusetts or similar business trust; or

     -----     (I)  any  investment  adviser  registered  under  the  Investment
          Advisers Act;

------    (ii) Any dealer registered  pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

------    (iii) Any dealer  registered  pursuant to Section 15 of the Securities
     Exchange Act of 1934, as amended (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer; provided, that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;

-----     (iv) Any investment  company  registered under the Investment  Company
     Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor), provided that, for the purposes of this section:

               (A) Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and

               (B) Investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor);

-----     (v) Any  entity,  all of the  equity  owners  of which  are  qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

          (vi) Any bank as defined in section 3(a)(2) of the Securities Act, any savings and loan association or other institution as referenced in section 3(a)(5)(A) of the Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale under the Rule in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding such date of sale for a foreign bank or savings and loan association or equivalent institution.

     3. The Purchaser understands that the Depositor, any person acting on its behalf and the seller of the Purchaser's Certificates shall be entitled to rely upon certain non-exclusive methods of establishing the Purchaser's ownership and discretionary investments of securities as stated in Rule 144A promulgated under the Securities Act of 1933, as amended ("Rule 144A").

     4. The Purchaser represents that, if it has so requested, it has received the following reasonably current information: a brief statement of the nature of the business of the Depositor and the products and services it offers; the Depositor's most recent balance sheet and profit and loss and retained earnings statements, and similar financial statements for such part of the two preceding fiscal years as the Depositor has been in operation; and Servicer statements of payments on the Certificates on each Distribution Date or for a shorter period as may be requested by the Purchaser.

     5. The Purchaser understands that the Purchaser's Certificates have not being registered under the Act or any state securities or "Blue Sky" laws and are being sold in reliance on exemptions from the registration requirements of the Act and any such laws for nonpublic offerings. The Purchaser understands that the exemptions from the registration requirements under state securities laws upon which the Depositor is relying require that the Purchaser be one of the types of investors specified in paragraph 2 above under the applicable state securities law and the Purchaser is such an investor. The Purchaser further understands that the Purchaser's Certificates must be held indefinitely unless subsequently registered under the Act, any applicable state securities or "Blue Sky" laws or unless exemptions from the registration requirements of the Securities Act (particularly, Rule 144A) and such laws are available. If at some future time the Purchaser wishes to dispose of or exchange any of the Purchaser's Certificates, the Purchaser will not do so unless before any such sale, transfer or other disposition the Purchaser has furnished to the Depositor and the Trustee an express agreement substantially in the form of this Transferee's Agreement by the proposed transferee to be bound by and to abide by the provisions of the Agreement, the restrictions noted on the face of the Purchaser's Certificates and the Transferee's Agreement.

     6. The Purchaser understands that transfer of the Certificates will be restricted.

     7. The Purchaser understands that there may be restrictions on the ability of certain investors, including, without limitation, depository institutions, either to purchase the Purchaser's Certificates or to purchase investments having characteristics similar to those of the Purchaser's Certificates representing more than a specified percentage of the investor's assets. The Purchaser has consulted, and relied on the advice of, the Purchaser's own legal advisor in determining whether and to what extent the Purchaser's Certificates constitute a legal investment for the Purchaser.

     8.  The  Purchaser   recognizes  that  an  investment  in  the  Purchaser's
Certificates involves significant risks.

     9. The Purchaser understands that there is no established market for the Purchaser's Certificates and that none will develop and, accordingly, that the Purchaser must bear the economic risk of an investment in the Purchaser's Certificates for an indefinite period of time unless the Certificates are sold to a qualified institutional buyer of the type specified in Paragraph 2 above.

     10. The  Purchaser  agrees that the Purchaser is bound by and will abide by
the  provisions  of  the  Agreement,   the   restrictions   on  the  Purchaser's
Certificates described in the Agreement and this Transferee's Agreement.

                                     Very truly yours,



                                     ------------------------------------------



                                     By----------------------------------------
                                     Name:-------------------------------------
                                     Title: -----------------------------------

                                    EXHIBIT F

                                NOTICE OF FUNDING


     In accordance with the Pooling and Servicing Agreement dated as of December 30, 1996 by and between Western Fidelity Finance, Inc., as depositor, and Texas Commerce Bank National Association, as trustee (the "Agreement"), the undersigned hereby gives notice of a Funding Date to occur on or before ------------, 1997 for each of the Subsequent Receivables listed on the Schedule of Receivables accompanying this Notice of Funding. Unless otherwise defined herein, capitalized terms have the meanings set forth in the Agreement.

     Such Subsequent Receivables represent the following amounts:

            Aggregate Receivable Balance of Receivables
            as of the Cutoff Date:                          $
                                                             ------------------
            Amount to be wired to the Seller
            in payment for such Subsequent Receivables:     $
                                                             ------------------

     The undersigned hereby certifies that, in connection with the Funding Date specified above, the undersigned has complied with all terms and provisions specified in Section 2.16 of the Agreement, including, but not limited to, delivery of the Officer's Certificate, as specified therein.

Date:                 , 1997                     WESTERN FIDELITY FINANCE, INC.
      ----------------

                                                 By ---------------------------
                                                 Name:-------------------------
                                                 Title:------------------------

                                    EXHIBIT G

                              OFFICER'S CERTIFICATE

                                re: Funding Date

                         WESTERN FIDELITY FINANCE, INC.


To:      Texas Commerce Bank National Association
         600 Travis Street, 8th Floor
         Houston, Texas 77002

         Fax: (713) 216-7757

         This Officer's  Certificate is being issued in accordance  with Section
2.16 of the Pooling and Servicing Agreement dated as of December 30, 1996 (the "Agreement") by and between Western Fidelity Finance, Inc., as issuer (the "Depositor") and Texas Commerce Bank National Association, as Trustee. Terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

         By his or her signature below, the undersigned officer of the Depositor, on behalf of the Depositor, certifies that:

               (a) The matters set forth in Section 3.02(b) of the Transfer and Assignment Agreement by and between the Seller, as the assignor named therein, and the Depositor, as assignee, are true and correct. All Receivables to be acquired on the Funding Date to occur on or before ________, 1997 constitute Eligible Receivables as said term is defined in the Transfer and Assignment Agreement; and

               (b) the representations and warranties set forth in Section 3.12 of the Agreement are true and correct as of the date hereof; and

               (c) the documents listed in Section 2.16(b)(i)(A) through (E) hereof are being delivered to the Trustee in its capacity as Custodian on or before the Funding Date specified herein; and

               (d) the requirements stated in Section 2.16 regarding the Subsequent Receivables to be acquired on the Funding Date have been met.


Date:                 , 1997                     WESTERN FIDELITY FINANCE, INC.
      ----------------


                                                 By ---------------------------
                                                 Name:-------------------------
                                                 Title:------------------------

                                   EXHIBIT H-1

                    WESTERN FIDELITY RECEIVABLES TRUST 1996-A

                            PASS-THROUGH CERTIFICATES

                           RECEIVABLE CHARACTERISTICS

                     As of December 30, 1996 (Closing Date)

--------------------------------------------------------------------------------
Pass-Through Rate
-----------------

17.001% - 18.000%                                                    $
18.001% - 19.000%
19.001% - 20.000%
20.001% - 21.000%
21.001% - 22.000%
22.001% - 23.000%
23.001% - 24.000%
24.001% - 25.000%
25.001% - 26.000%
26.001% - 27.000%
27.001% - 28.000%
28.001% - 29.000%
29.001% - 30.000%
30.001% - 40.000%
                                                Total                $
                                                                      ========
Weighted Average Annual Percentage Rate                                    %
                                                                      -----
Months Remaining
----------------
          0-12                                                       $
         13-18
         19-24
         25-30
         31-36
         37-42
         43-48
         49-54
         55-60
                                                                      -------
                                                Total                $
                                                                      =======
Weighted Average Remaining Term to Maturity                            months
                                                                 -----


                                      H-1-1

                                   EXHIBIT H-2

                    WESTERN FIDELITY RECEIVABLES TRUST 1996-A

                            PASS-THROUGH CERTIFICATES

                           RECEIVABLES CHARACTERISTICS

                       As of ________, 1997 (Funding Date)

--------------------------------------------------------------------------------
                                                          Cumulative Totals From
                                Receivables Acquired      Closing Date Through
Pass-Through Rate               On Funding Date           Above Funding Date
-----------------               --------------------      ----------------------
17.90% - 17.99%                 $                         $
18.00% - 18.99%
19.00% - 19.99%
20.00% - 20.99%
21.00% - 21.99%
22.00% - 22.99%
23.00% - 23.99%
24.00% - 24.99%
25.00% - 25.99%
26.00% - 26.99%
27.00% - 27.99%
28.00% - 28.99%
29.00% - 29.99%
30.00% - 30.99%
         Total                  $                         $
                                 -------------------       ---------------------
Weighted Average Annual Percentage Rate          %                  %
                                        ---------           --------
Months Remaining
----------------
          0-12                  $                         $
         13-18
         19-24
         25-30
         31-36
         37-42
         43-48
         49-54
         55-60
         Total                  $                         $
                                 -------------------       --------------------
Weighted Average Remaining Term to Maturity
                                            --------        -------------




                                      H-2-1

                                    EXHIBIT I

                               FORM OF ASSIGNMENT

     In accordance with the Pooling and Servicing Agreement dated as of December 30, 1996 by and between Western Fidelity Finance, Inc., a Delaware corporation (the "Depositor"), and Texas Commerce Bank National Association, as trustee (the "Trustee") (the "Pooling and Servicing Agreement"), the Depositor hereby assigns, transfers and otherwise conveys unto the Trustee, in trust for the benefit of the Certificateholders, without recourse (capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Pooling and Servicing Agreement): (i) all right, title and interest of the Depositor in and to the [Initial] [Subsequent] Receivables identified on the Schedule of Receivables attached hereto (the "Receivables"), and all moneys received thereon, on and after the Cutoff Date allocable to principal, and all monies received thereon allocable to interest accrued from and including the Cutoff Date (except for interest accrued and actually received from the Cutoff Date through the [Closing Date] [Funding Date] which will be withdrawn from the Revenue Fund, to the extent contained therein, and paid to the Seller); (ii) the interest of the Depositor in the security interests in the Financed Vehicles granted by the Obligors pursuant to the [Initial] [Subsequent] Receivables and all certificates of title to such Financed Vehicles; (iii) the interest of the Depositor in any proceeds from claims on Insurance Policies covering the [Initial] [Subsequent] Receivables, the Financed Vehicles or Obligors from the Cutoff Date; (iv) the right of the Depositor to realize upon any property (including the right to receive future Liquidation Proceeds) that shall have secured an [Initial] [Subsequent] Receivable and have been repossessed by or on behalf of the Trustee; (v) the interest of the Depositor in any Dealer recourse;
(vi) all right, title and interest in the Depositor in and to the Transfer and Assignment Agreement; (vii) all right, title and interest of the Depositor in and to the Pre-Funding Account and the Capitalized Interest Account and any monies and investments on deposit therein and (viii) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Trustee of any obligation of the undersigned to the Obligors, insurers or any other person in connection with the Receivables, Custodian Files, Servicer Files, any insurance policies or any agreement or instrument relating to any of them.

     This  Assignment  is  made  pursuant  to  and  upon  the   representations,
warranties and agreements contained in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of ------, 199-.

                                                WESTERN FIDELITY FINANCE, INC.
                                                a Delaware corporation


                                                By
                                                   ----------------------------
                                                   Gene E. Osborn, President



                                       I-1